          As filed with the Securities and Exchange Commission on April 17, 2008

                                            1933 Act Registration No. 333-141767

                                             1940 Act Registration No. 811-08559

                                                              CIK No. 0001051629
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 2

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 61

        Lincoln Life & Annuity Flexible Premium Variable Life Account M
                           (Exact Name of Registrant)

                            Lincoln Momentum VULone
                          Lincoln Momentum VULone2005

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                        Lawrence A. Samplatsky, Esquire
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2007 was filed March 27, 2008.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x / on May 1, 2008 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on __________________ pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                               Prospectus 1

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Momentum VULONE, a flexible premium variable life insurance contract (the "policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "we", "us", "our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The policy described in this prospectus is distributed exclusively by registered representatives of M Holdings Securities, Inc. and registered representatives affiliated with M Holdings Incorporated and is available only in New York.



     You, as the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds and M Fund, Inc. (the "funds"), and such funds are offered by the following fund families.

                  M Fund, Inc

                  Elite Series

                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series


                      o Delaware VIP Trust


                      o DWS Investments VIT Funds

                      o Fidelity Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Janus Aspen Series

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust

                      o Neuberger Berman Advisers Management Trust



Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.





                         Prospectus Dated: May 1, 2008

                                 Table of Contents





Contents                                                   Page
----------------------------------------------------      -----
POLICY SUMMARY .....................................         3
    Benefits of Your Policy ........................         3
    Risks of Your Policy ...........................         3
    Charges and Fees ...............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ..............................         7
    Fund Participation Agreements ..................         7
    Distribution of the Policies and
      Compensation .................................         8
    Sub-Accounts and Funds .........................         9
    Sub-Account Availability and Substitution of
      Funds ........................................        14
    Voting Rights ..................................        14
POLICY CHARGES AND FEES ............................        14
    Premium Load; Net Premium Payment ..............        15
    Surrender Charges ..............................        15
    Partial Surrender Fee ..........................        16
    Transfer Fee ...................................        16
    Mortality and Expense Risk Charge ..............        16
    Fixed Account Asset Charge .....................        16
    Cost of Insurance Charge .......................        16
    Administrative Fee .............................        17
    Policy Loan Interest ...........................        17
    Rider Charges ..................................        17
    Case Exceptions ................................        17
YOUR INSURANCE POLICY ..............................        17
    Application ....................................        18
    Owner ..........................................        19
    Right-to-Examine Period ........................        19
    Initial Specified Amount .......................        19
    Transfers ......................................        19
    Market Timing ..................................        20
    Optional Sub-Account Allocation Programs .......        21


Contents                                                   Page
----------------------------------------------------      -----
    Riders .........................................        22
    Continuation of Coverage .......................        24
    Termination of Coverage ........................        24
    State Regulation ...............................        24
PREMIUMS ...........................................        24
    Allocation of Net Premium Payments .............        25
    Planned Premiums; Additional Premiums ..........        25
    Policy Values ..................................        25
DEATH BENEFITS .....................................        26
    Death Benefit Options ..........................        27
    Changes to the Initial Specified Amount and
      Death Benefit Options ........................        27
    Death Benefit Proceeds .........................        28
POLICY SURRENDERS ..................................        28
    Partial Surrender ..............................        29
POLICY LOANS .......................................        29
LAPSE AND REINSTATEMENT ............................        30
    No-Lapse Protection ............................        30
    Reinstatement of a Lapsed Policy ...............        30
TAX ISSUES .........................................        31
    Taxation of Life Insurance Contracts in
      General ......................................        31
    Policies That Are MECs .........................        32
    Policies That Are Not MECs .....................        33
    Other Considerations ...........................        33
    Fair Value of Your Policy ......................        34
    Tax Status of Lincoln Life .....................        34
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS .....................................        34
LEGAL PROCEEDINGS ..................................        34
FINANCIAL STATEMENTS ...............................        35
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ...........................        36

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.


Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of underlying funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the underlying funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy


Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. There are surrender charges assessed if you surrender your policy within the first 10-15 policy years, and fees assessed for partial surrenders in all policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.




Charges and Fees


This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.



Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.




                                                Table I: Transaction Fees
                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Maximum sales charge           When you pay a premium.                8.0% of each premium payment.1
 imposed on premiums
     (load)
 Surrender Charge*              Upon full surrender of your
                                policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $49.12 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum surrender charge is $33.11 per
                                                                       $1,000 of specified amount.

                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum surrender charge is $28.11 per
                                                                       $1,000 of specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $ 25
                                in excess of 24 made during
                                any policy year.
 Estate Tax Repeal Rider        One-time charge at issue (if           $250
 (optional)                     elected).



     1 8% of each premium payment in years 1-20 and 4% in years 21 and later.

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.




                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
 Cost of Insurance*             Monthly
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is
                                                                 $0.38 per $1,000 of net amount at risk.

                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is
                                                                 $0.30 per $1,000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.50%.2
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed at an effective annual
                                                                 rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first ten policy years from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $0.54 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.01 per $1,000 of
                                                                 initial specified amount or increase in specified
                                                                 amount.
  Charge for a                                                   For a male or female age 45, the maximum
  Representative Insured                                         additional monthly charge is $0.05 per $1,000 of
                                                                 specified amount.
 Policy Loan Interest           Annually                         5.5% annually of the amount held in the loan
                                                                 account.3



     2 Guaranteed at an effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond.

     3 Annual interest rate of 5.5% in years 1-10 and 4.5% in years 11 and later.

             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                  Annually           Individualized based on optional Rider(s)
                                                   selected.
 Waiver of Monthly              Monthly
 Deduction Rider *
  Maximum and                                      The waiver of monthly deduction rate factor
  Minimum Charge                                   ranges from a maximum of 12% of all other
                                                   covered monthly charges to a minimum of 2%
                                                   of all other covered monthly charges.
  Charge for a                                     For a male, age 45, nonsmoker, the maximum
  Representative Insured                           rate factor is 3.5% of all other covered monthly
                                                   charges.

                                                   For a female, age 45, nonsmoker, the maximum
                                                   rate factor is 5% of all other covered monthly
                                                   charges.
 No-Lapse Enhancement           N/A                There is no charge for this rider.
 Rider
 Accounting Value Rider         N/A                There is no charge for this rider.
 Change of Insured Rider        N/A                There is no charge for this rider.



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        6.06% 4         0.31%
 (12b-1) fees, and other expenses.




  4 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 4.89%. These waivers and reductions generally extend through April 30, 2009 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the underlying funds, as well as Fund Operating Expenses of mutual funds which are acquired by any of the underlying funds which operate as fund of funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life & Annuity Flexible Premium Variable Life Account M (Separate Account) is a separate account of the Company which was established on November 24, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's general account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the New York State Insurance Department.

You may also allocate your premium payments and accumulation values in whole or in part to the Fixed Account. In the Fixed Account, we guarantee a minimum interest rate and assume the risk of investment gain or loss. The general account is secured by Lincoln Life's general assets.




Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.46% based upon assets of an underlying fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series and Lincoln Variable Insurance Products Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. Included among these broker-dealers is M Holdings Securities, Inc. and its registered representatives as well as registered representatives affiliated with M Holdings Incorporated. Broker-dealer firms may receive commission and service fees up to 55% of first year premium, plus up to 5% of all other premiums paid. The amount of compensation may also be affected by choices the policy owner has made, including choices of riders, when the policy was applied for. In lieu of premium-based commission, equivalent amounts may be paid over time, based on accumulation value. Additionally, the broker-dealer may be paid additional compensation on first year premiums and all additional premiums and/or provided reimbursements for portions of policy sales expenses.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. Included among these wholesalers is M Financial Holdings Incorporated. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.


We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.

Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund to which we refer as the underlying fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The underlying funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

   o AllianceBernstein Global Technology Portfolio (Class A): Maximum capital appreciation.

   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Large Cap Growth Portfolio (Class A): Maximum capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial adviser.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.

American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o International Fund (Class 2): Long-term growth.



Delaware VIP Trust, advised by Delaware Management Company.


   o Capital Reserves Series (Standard Class): Current income.

   o Diversified Income Series (Standard Class): Total return.


   o Emerging Markets Series (Standard Class): Capital appreciation.


   o High Yield Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.


   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.


   o DWS Small Cap Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.



Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Equity-Income Portfolio (Service Class): Reasonable income.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial adviser.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.


   o Mutual Shares Securities Fund (Class 1): Capital appreciation.


   o Templeton Global Income Securities Fund (Class 1): High current income.

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.



Janus Aspen Series, advised by Janus Capital Management LLC.

   o Balanced Portfolio (Service Shares): Long-term growth and current income. This fund is available only to existing policy owners as of May 16, 2005.
Consult your financial adviser.

   o Mid Cap Growth Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial adviser.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)
     (formerly Baron Capital Asset Fund)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Long-term growth. (Subadvised by BAMCO, Inc.)
     (formerly LVIP Growth Opportunities Fund)

   o LVIP Capital Growth Fund (Standard Class): Capital appreciation. (Subadvised by Wellington Management Company, LLP)


   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)


   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)
     (formerly LVIP Value Opportunities Fund)


   o LVIP Delaware Bond Fund (Standard Class): Current income.

     (Subadvised by Delaware Management Company)


   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP FI Equity-Income Fund (Standard Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)


   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.

     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS (Reg. TM) Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Current income.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA International Index Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP S&P 500 Index Fund)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP Small-Cap Index Fund)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)
     (formerly LVIP Mid-Cap Growth Fund)

   o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))

   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Capital appreciation.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Core Equity Series (Initial Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial adviser.

   o Growth Series (Initial Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. This fund will be available to all policy owners as of May 19, 2008. Consult your financial adviser.
     (formerly Emerging Growth Series)

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

   o Brandes International Equity Fund: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)

   o Business Opportunity Value Fund: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)

   o Frontier Capital Appreciation Fund: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)

   o Turner Core Growth Fund: Long-term capital appreciation.
     (Subadvised by Turner Investment Partners, Inc.)



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC


   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.


   o Regency Portfolio (I Class): Long-term growth.
     (Subadvised by Neuberger Berman, LLC)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.

(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.

Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any underlying fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policyholder allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.




Voting Rights

The underlying funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.


We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since underlying funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the underlying funds, and those votes may affect the outcome.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by the Company in the same proportion as the voting instruction which we actually receive. All shares voted by the Company will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.


The monthly deductions, including the cost of insurance charges, will be deducted proportionately from the net accumulation value of each Sub-Account and Fixed Account subject to the charge.


The monthly deductions are made on the "monthly anniversary day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.




Premium Load; Net Premium Payment


We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 8% from each premium payment in policy years 1-20 and 4% in policy years 21 and later. The premium payment, after deduction of the premium load, is called the "net premium payment."




Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.


The surrender charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $49.12 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.


The duration of the surrender charge is 15 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:


     1) occurs after the tenth policy anniversary following policy issue; or


     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.


We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.


If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a letter confirming the change has been made to your policy.

Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to surrender charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.




Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond.



Fixed Account Asset Charge

We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account's value in all years. The current charge is 0.50% in years 1-10 and 0.20% in years 11 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The cost of insurance charge depends on the policy duration, the age, underwriting category and gender of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.


The cost of insurance is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the value at the beginning of the policy month, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company.

The current cost of insurance charge may be less than the guaranteed maximum cost of insurance charge, but it will never exceed the guaranteed maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.




Administrative Fee

There is a flat monthly deduction of $10 in all years.


For the first ten policy years from policy issue date or increase in specified amount, there is an additional charge that varies with the insured's age. A table of these expense charges is included in each policy. This charge will never exceed $0.54 per $1000 of initial specified amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your policy, interest will be charged to the loan account value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. We will credit 4.5% interest on the loan account value in all years.




Rider Charges


Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your policy.


Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.



Case Exceptions

Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.


YOUR INSURANCE POLICY

Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.


If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application


If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender, the policy duration, and the current net amount at risk.


A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

Owner


The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature in good order.



Right-to-Examine Period

You may return your policy to us for cancellation within 45 days of the date the application is signed or 10 days after you receive the policy (60 days for policies issued in replacement of other insurance). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you all premium payments. If a premium payment was made by check, there may be a delay until the check clears.



Any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.




Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging or automatic rebalancing program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding policy anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.




Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.


However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying funds.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.


Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.




Optional Sub-Account Allocation Programs

You may elect to participate in programs for dollar cost averaging or automatic rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.


Dollar Cost Averaging systematically transfers specified dollar amounts during the first policy year from the Money Market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts

(not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.


If the owner elects Dollar Cost Averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If dollar cost averaging is desired, it must be elected at issue.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first policy anniversary; or

4) if your policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the owner. Your policy will be issued with automatic rebalancing. When automatic rebalancing is in effect, all net premium payments allocated to the Sub-Accounts and Fixed Account will be subject to automatic rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.


Automatic rebalancing is available only on a quarterly basis. Automatic rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating automatic rebalancing may affect riders attached to your policy. Refer to the "Riders" section of this prospectus for more information.




Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.


Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. We will maintain the death benefit by waiving covered monthly deductions during periods of the insured's disability. Charges for this rider, if elected, are part of the monthly deductions.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first five policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.


Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider, however policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


Estate Tax Repeal Rider. If desired, you must select this rider when you initially apply for insurance. In the event of federal estate tax repeal as set forth in the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R.
1836) being extended, this rider allows you to cancel your policy for an amount equal to the surrender value of the policy plus the applicable surrender charge. There is a one-time $250 charge at issue for this rider.

For purposes of this rider, estate tax repeal will be deemed to have occurred if federal legislation is enacted into law that extends the estate tax repeal provisions set forth in the Economic Growth and Tax Reconciliation Act of 2001 (H.R. 1836) at least two years beyond January 1, 2011. This new legislation must be in effect on January 1, 2010. The start date for this rider (the date that begins the 12-month "window" for you to exercise the rider) is the later of January 1, 2010, or the date in 2010 upon which legislation is enacted that triggers estate tax repeal, but no later than December 31, 2010.

This rider terminates on the earliest of:

1) one year from the start date;

2) December 31, 2010, provided no estate tax repeal, as defined above, has been enacted;

3) the date you request termination of the rider;

4) termination of your policy; or

5) full surrender of your policy prior to the start date.

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.


No-Lapse Enhancement Rider.

We will automatically issue this rider with your policy. This rider provides you with additional protection to prevent a lapse in your policy. If you meet the requirements of this rider, your policy will not lapse, even if the net accumulation value under the policy is insufficient to cover the monthly deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.


Under this rider, your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.

The rider no-lapse value is a reference value only and is not used in determining the actual cash value or death benefit provided by the policy. We calculate the rider no-lapse value in a fashion similar to the accumulation value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse administrative fees. We fix these unique no-lapse variables at issue for the life of the policy. Refer to the No-Lapse Enhancement Rider form issued with your policy for detailed information about the actual variables applicable to your policy.

On each anniversary, it is possible for investment performance to increase the rider no-lapse value. Refer to the No-Lapse Value Reset Provision of the No-Lapse Enhancement Rider attached to your policy.


During the period that the rider is preventing the policy from lapsing, the monthly deductions under your policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly administrative fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current monthly deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of premiums you would be required to pay to keep your policy in force (see section headed "Lapse and Reinstatement").


You must maintain automatic rebalancing in order to keep this rider in effect. Automatic rebalancing will be in effect when the policy is issued. If you discontinue automatic rebalancing after the policy is issued, this rider will terminate.

Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy accumulation value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.

The duration of the lapse protection provided by this rider may be reduced if:

1) premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the no-lapse value under the policy. These changes include, but are not limited to, partial surrenders, loans, increases in specified amount, changes in death benefit option, electing to cancel automatic rebalancing, and changes in asset allocation.


Rider Termination

This rider and all rights provided under it will terminate automatically upon the earliest of the following:


1) the insured reaches age 100; or

2) surrender or termination of the policy; or

3) automatic rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

If your policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.



Continuation of Coverage


If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the insured. However, there are certain changes that will take place:


1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.


Loan interest will continue to accrue on any outstanding loans.




Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.

Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.


The accumulation value equals the sum of the Fixed Account value, the Separate Account value, and the loan account value. At any point in time, the accumulation value reflects:


1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;


4) interest credited to the Fixed Account or the loan account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the accumulation value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.0120602% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.


The loan account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 4.5% in all years.

The "net" accumulation value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.



DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.

Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                       Death Benefit Proceeds Equal to the                                Variability
    1         Specified amount (a minimum of $100,000)                                 None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of        May increase or decrease over
              the date of the insured's death.                                         time, depending on the amount
                                                                                       of premium paid and the
                                                                                       investment performance of the
                                                                                       underlying Sub-Accounts or the
                                                                                       Fixed Account.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.


A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.


The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.




POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. The surrender value is the net accumulation value less any applicable surrender charge, less any accrued loan interest not yet charged.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account value to the Fixed Account and then surrender the policy for reduced guaranteed nonparticipating paid-up insurance. No monthly administrative fees will apply to such paid-up insurance. The amount of paid-up insurance will be that which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy. The paid-up insurance will not include any additional benefits provided by rider under the original policy.

If you request lump sum surrender and the policy's surrender value is over $5,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) account in your name. Refer to the description of the SecureLine (Reg. TM) account under the section headed "Death Benefit Proceeds" for more information.




Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values. You may request a partial surrender in writing or electronically, if previously authorized and we consent. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the accumulation value and the specified amount. The amount of the partial surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.


Partial surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a partial surrender.


POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.


The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 4.5% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.


If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.


If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.




No-Lapse Protection

Your policy includes the No-Lapse Enhancement Rider. This means that your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.

There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Enhancement Rider, and a policy that does not. This is true whether or not the No-Lapse Enhancement Rider is active and keeping the policy from lapsing.

There is no charge for this feature.



Reinstatement of a Lapsed Policy

If your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.


The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

Policies That Are Not MECs


Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.




Other Considerations


Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. In such cases, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments.


Disallowance of Interest Deductions. Interest on policy loan indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS

In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account, or the Principal Underwriter.

However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular period.



FINANCIAL STATEMENTS

The financial statements of the Separate Account and the financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LFG.com/mfinancial

Lincoln Life & Annuity Flexible Premium Variable Life Account M
1933 Act Registration No. 333-141767
1940 Act Registration No. 811-08559

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2008
                  Relating to Prospectus Dated May 1, 2008 for



                        Lincoln Momentum VULONE product



  Lincoln Life & Annuity Flexible Premium Variable Life Account M, Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln NY Momentum VULONE product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION .............................             2
    Lincoln Life ................................             2
    Registration Statement ......................             2
    Changes of Investment Policy ................             2
    Principal Underwriter .......................             2
    Disaster Plan ...............................             3
    Advertising .................................             3
SERVICES ........................................             4
    Independent Registered Public Accounting
      Firm ......................................             4
    Accounting Services .........................             4
    Checkbook Service for Disbursements .........             4
    Administrative Services .....................             4


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION ..............................             5
    Case Exceptions .............................             5
    Assignment ..................................             5
    Change of Ownership .........................             5
    Beneficiary .................................             5
    Right to Convert Contract ...................             6
    Change of Plan ..............................             6
    Settlement Options ..........................             6
    Deferment of Payments .......................             6
    Incontestability ............................             7
    Misstatement of Age or Gender ...............             7
    Suicide .....................................             7
ADDITIONAL INFORMATION ABOUT
CHARGES .........................................             7
    Surrender Charges ...........................             7
PERFORMANCE DATA ................................             8
FINANCIAL STATEMENTS ............................             9
    Separate Account ............................           M-1
    Company .....................................           S-1

GENERAL INFORMATION


Lincoln Life

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.


A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the Insurance Department. The Insurance Department would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), One Granite Place, Concord, NH 03301, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the

Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $1,956,739 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.



Disaster Plan


Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



SERVICES


Independent Registered Public Accounting Firm

The financial statements of the Separate Account and the financial statements of the Company appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.




Accounting Services


We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.




Checkbook Service for Disbursements

We offer a checkbook service in which the death benefit proceeds are transferred into an interest-bearing account, in the beneficiary's name as owner of the account. Your beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the beneficiary additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.




Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.

POLICY INFORMATION


Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.

Right to Convert Contract


You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.




Change of Plan

Your policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.



Settlement Options

You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.




Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.

Incontestability


The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age or Gender

If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.


ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The initial maximum surrender charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the curtate net level premium for the specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of specified amount;

(c) is $50 per $1000 of specified amount; and

(d) is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.

Algebraically, this formula is equivalent to Mina+b,c -d.

The maximum surrender charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 15 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times
(b), where

(a) is the initial maximum surrender charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 15 years after issue, divided by a life contingent annuity due beginning at issue and ending 15 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.

PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The financial statements of the Separate Account and the financial statements of the Company follow.

                            Prospectus 2

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Momentum VULONE2005, a flexible premium variable life insurance contract (the "policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "we", "us", "our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The policy described in this prospectus is distributed exclusively by registered representatives of M Holdings Securities, Inc. and registered representatives affiliated with M Holdings Incorporated and is available only in New York.



     You, as the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds and M Fund, Inc. (the "funds"), and such funds are offered by the following fund families.

                  M Fund, Inc.

                  Elite Series

                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series


                      o Delaware VIP Trust


                      o DWS Investments VIT Funds

                      o Fidelity Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust

                      o Neuberger Berman Advisers Management Trust



Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.





                         Prospectus Dated: May 1, 2008

                                 Table of Contents





Contents                                                   Page
----------------------------------------------------      -----
POLICY SUMMARY .....................................         3
    Benefits of Your Policy ........................         3
    Risks of Your Policy ...........................         3
    Charges and Fees ...............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ..............................         8
    Fund Participation Agreements ..................         8
    Distribution of the Policies and
      Compensation .................................         9
    Sub-Accounts and Funds .........................        10
    Sub-Account Availability and Substitution of
      Funds ........................................        14
    Voting Rights ..................................        15
POLICY CHARGES AND FEES ............................        15
    Premium Load; Net Premium Payment ..............        16
    Surrender Charges ..............................        16
    Partial Surrender Fee ..........................        17
    Transfer Fee ...................................        17
    Mortality and Expense Risk Charge ..............        17
    Fixed Account Asset Charge .....................        17
    Cost of Insurance Charge .......................        17
    Administrative Fee .............................        18
    Policy Loan Interest ...........................        18
    Rider Charges ..................................        18
    Case Exceptions ................................        18
YOUR INSURANCE POLICY ..............................        18
    Application ....................................        19
    Owner ..........................................        19
    Right-to-Examine Period ........................        20
    Initial Specified Amount .......................        20
    Transfers ......................................        20
    Market Timing ..................................        20
    Optional Sub-Account Allocation Programs .......        22


Contents                                                   Page
----------------------------------------------------      -----
    Riders .........................................        23
    Continuation of Coverage .......................        25
    Termination of Coverage ........................        25
    State Regulation ...............................        26
PREMIUMS ...........................................        26
    Allocation of Net Premium Payments .............        26
    Planned Premiums; Additional Premiums ..........        26
    Policy Values ..................................        27
DEATH BENEFITS .....................................        28
    Death Benefit Options ..........................        28
    Changes to the Initial Specified Amount and
      Death Benefit Options ........................        28
    Death Benefit Proceeds .........................        29
POLICY SURRENDERS ..................................        29
    Partial Surrender ..............................        30
POLICY LOANS .......................................        30
LAPSE AND REINSTATEMENT ............................        31
    No-Lapse Protection ............................        31
    Reinstatement of a Lapsed Policy ...............        32
TAX ISSUES .........................................        32
    Taxation of Life Insurance Contracts in
      General ......................................        32
    Policies That Are MECs .........................        33
    Policies That Are Not MECs .....................        34
    Other Considerations ...........................        34
    Fair Value of Your Policy ......................        35
    Tax Status of Lincoln Life .....................        35
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS .....................................        36
LEGAL PROCEEDINGS ..................................        36
FINANCIAL STATEMENTS ...............................        36
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ...........................        37

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.


Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of underlying funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the underlying funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy


Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. There are surrender charges assessed if you surrender your policy within the first 10-15 policy years, and fees assessed for partial surrenders in all policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.




Charges and Fees


This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.



Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.




                                                Table I: Transaction Fees
                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Maximum sales charge           When you pay a premium.                7.0% of each premium payment.
 imposed on premiums
     (load)
 Surrender Charge*              Upon full surrender of your
                                policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $60.00 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum surrender charge is $32.97 per
                                                                       $1,000 of specified amount.

                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum surrender charge is $27.97 per
                                                                       $1,000 of specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $ 25
                                in excess of 24 made during
                                any policy year.
 Estate Tax Repeal Rider        One-time charge at issue (if           $250
 (optional)                     elected).


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.




                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
 Cost of Insurance*             Monthly
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is
                                                                 $0.38 per $1,000 of net amount at risk.

                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is
                                                                 $0.30 per $1,000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.50%.1
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed at an effective annual
                                                                 rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first ten policy years from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $1.25 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.01 per $1,000 of
                                                                 initial specified amount or increase in specified
                                                                 amount.
  Charge for a                                                   For a male or female age 45, the maximum
  Representative Insured                                         additional monthly charge is $0.08 per $1,000 of
                                                                 specified amount.
 Policy Loan Interest           Annually                         5.5% annually of the amount held in the loan
                                                                 account.2



     1 Guaranteed at an effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond.

     2 Annual interest rate of 5.5% in years 1-10 and 4.5% in years 11 and later.

                     Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                   Amount
           Charge                         is Deducted                                  Deducted
 Rider Charges                    Annually                        Individualized based on optional Rider(s)
                                                                  selected.
 Waiver of Monthly                Monthly
 Deduction Rider *
  Maximum and                                                     The waiver of monthly deduction rate factor
  Minimum Charge                                                  ranges from a maximum of 12% of all other
                                                                  covered monthly charges to a minimum of 2%
                                                                  of all other covered monthly charges.
  Charge for a                                                    For a male, age 45, nonsmoker, the maximum
  Representative Insured                                          rate factor is 3.5% of all other covered monthly
                                                                  charges.

                                                                  For a female, age 45, nonsmoker, the maximum
                                                                  rate factor is 5% of all other covered monthly
                                                                  charges.
 No-Lapse Enhancement             N/A                             There is no charge for this rider.
 Rider
 Accounting Value Rider           N/A                             There is no charge for this rider.
 Change of Insured Rider          N/A                             There is no charge for this rider.
 Overloan Protection Rider        One-time charge when you        Maximum charge of 5% of the then current
                                  elect to use the benefit        accumulation value.



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        6.06% 3         0.31%
 (12b-1) fees, and other expenses.




  3 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 4.89%. These waivers and reductions generally extend through April 30, 2009 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the underlying funds, as well as Fund Operating Expenses of mutual funds which are acquired by any of the underlying funds which operate as fund of funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life & Annuity Flexible Premium Variable Life Account M (Separate Account) is a separate account of the Company which was established on November 24, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's general account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the New York State Insurance Department.

You may also allocate your premium payments and accumulation values in whole or in part to the Fixed Account. In the Fixed Account, we guarantee a minimum interest rate and assume the risk of investment gain or loss. The general account is secured by Lincoln Life's general assets.




Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.46% based upon assets of an underlying fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products and Lincoln Variable Insurance Products Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. Included among these broker-dealers is M Holdings Securities, Inc. and its registered representatives as well as registered representatives affiliated with M Holdings Incorporated. Broker-dealer firms may receive commission and service fees up to 55% of first year premium, plus up to 5% of all other premiums paid. The amount of compensation may also be affected by choices the policy owner has made, including choices of riders, when the policy was applied for. In lieu of premium-based commission, equivalent amounts may be paid over time, based on accumulation value. Additionally, the broker-dealer may be paid additional compensation on first year premiums and all additional premiums and/or provided reimbursements for portions of policy sales expenses.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. Included among these wholesalers is M Financial Holdings Incorporated. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.


We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.

Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund to which we refer as the underlying fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The underlying funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

   o AllianceBernstein Global Technology Portfolio (Class A): Maximum capital appreciation.

   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.


American Funds Insurance Series, advised by Capital Research and Management Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o International Fund (Class 2): Long-term growth.



Delaware VIP Trust, advised by Delaware Management Company.


   o Capital Reserves Series (Standard Class): Current income.

   o Diversified Income Series (Standard Class): Total return.


   o Emerging Markets Series (Standard Class): Capital appreciation.


   o High Yield Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.


   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.


   o DWS Small Cap Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.


Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.


   o Mutual Shares Securities Fund (Class 1): Capital appreciation.


   o Templeton Global Income Securities Fund (Class 1): High current income.

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)
     (formerly Baron Capital Asset Fund)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Long-term growth. (Subadvised by BAMCO, Inc.)
     (formerly LVIP Growth Opportunities Fund)

   o LVIP Capital Growth Fund (Standard Class): Capital appreciation. (Subadvised by Wellington Management Company, LLP)


   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)


   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)
     (formerly LVIP Value Opportunities Fund)


   o LVIP Delaware Bond Fund (Standard Class): Current income.

     (Subadvised by Delaware Management Company)


   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP FI Equity-Income Fund (Standard Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)


   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.

     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS (Reg. TM) Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Current income.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA International Index Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP S&P 500 Index Fund)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP Small-Cap Index Fund)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)


   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.

     (Subadvised by T. Rowe Price Associates, Inc.)


   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)
     (formerly LVIP Mid-Cap Growth Fund)


   o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return.

     (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))

   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Capital appreciation.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Growth Series (Initial Class): Capital appreciation.
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.



M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)


   o Brandes International Equity Fund: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)


   o Business Opportunity Value Fund: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)

   o Frontier Capital Appreciation Fund: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)


   o Turner Core Growth Fund: Long-term capital appreciation.
     (Subadvised by Turner Investment Partners, Inc.)



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC


   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.


   o Regency Portfolio (I Class): Long-term growth.
     (Subadvised by Neuberger Berman, LLC)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial adviser.

(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any underlying fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policyholder allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.

Voting Rights

The underlying funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.


We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since underlying funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the underlying funds, and those votes may affect the outcome.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by the Company in the same proportion as the voting instruction which we actually receive. All shares voted by the Company will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.


The monthly deductions, including the cost of insurance charges, will be deducted proportionately from the net accumulation value of each Sub-Account and Fixed Account subject to the charge.


The monthly deductions are made on the "monthly anniversary day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.

Premium Load; Net Premium Payment


We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each premium payment. The premium payment, after deduction of the premium load, is called the "net premium payment."




Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.


The surrender charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $60.00 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.


The duration of the surrender charge is 15 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:


     1) occurs after the tenth policy anniversary following policy issue; or


     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.


We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.


If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a letter confirming the change has been made to your policy.

Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to surrender charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.




Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond.



Fixed Account Asset Charge

We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account's value in all years. The current charge is 0.50% in years 1-10 and 0.20% in years 11 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The cost of insurance charge depends on the policy duration, the age, underwriting category and gender of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.


The cost of insurance is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the value at the beginning of the policy month, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company.

The current cost of insurance charge may be less than the guaranteed maximum cost of insurance charge, but it will never exceed the guaranteed maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.

Administrative Fee

There is a flat monthly deduction of $10 in all years.


For the first ten policy years from policy issue date or increase in specified amount, there is an additional charge that varies with the insured's age. A table of these expense charges is included in each policy. This charge will never exceed $1.25 per $1000 of initial specified amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your policy, interest will be charged to the loan account value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. We will credit 4.5% interest on the Loan Account value in all years.




Rider Charges


Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your policy.


Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the accumulation value at the time you elect the benefit.




Case Exceptions

Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.


If we obtain appropriate approvals from policy owners and securities regulators, we may:


o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application


If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender, the policy duration, and the current net amount at risk.


A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature in good order.



Right-to-Examine Period

You may return your policy to us for cancellation within 45 days of the date the application is signed or 10 days after you receive the policy (60 days for policies issued in replacement of other insurance). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you all premium payments. If a premium payment was made by check, there may be a delay until the check clears.



Any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.




Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging or automatic rebalancing program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding policy anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent.


Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.




Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing

Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.


However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying funds.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.


Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.




Optional Sub-Account Allocation Programs

You may elect to participate in programs for dollar cost averaging or automatic rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.


Dollar Cost Averaging systematically transfers specified dollar amounts during the first policy year from the Money Market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.


If the owner elects Dollar Cost Averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If dollar cost averaging is desired, it must be elected at issue.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first policy anniversary; or

4) if your policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the owner. Your policy will be issued with automatic rebalancing. When automatic rebalancing is in effect, all net premium payments allocated to the Sub-Accounts and Fixed Account will be subject to automatic rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.


Automatic rebalancing is available only on a quarterly basis. Automatic rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating automatic rebalancing may affect riders attached to your policy. Refer to the "Riders" section of this prospectus for more information.




Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.


Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. We will maintain the death benefit by waiving covered monthly deductions during periods of the insured's disability. Charges for this rider, if elected, are part of the monthly deductions.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first five policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.


Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider, however policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


Estate Tax Repeal Rider. If desired, you must select this rider when you initially apply for insurance. In the event of federal estate tax repeal as set forth in the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R.
1836) being extended, this rider allows you to cancel your policy for an amount equal to the surrender value of the policy plus the applicable surrender charge. There is a one-time $250 charge at issue for this rider.


For purposes of this rider, estate tax repeal will be deemed to have occurred if federal legislation is enacted into law that extends the estate tax repeal provisions set forth in the Economic Growth and Tax Reconciliation Act of 2001 (H.R. 1836) at least two years beyond January 1, 2011. This new legislation must be in effect on January 1, 2010. The start date for this rider (the date that begins the 12-month "window" for you to exercise the rider) is the later of January 1, 2010, or the date in 2010 upon which legislation is enacted that triggers estate tax repeal, but no later than December 31, 2010.

This rider terminates on the earliest of:

1) one year from the start date;

2) December 31, 2010, provided no estate tax repeal, as defined above, has been enacted;

3) the date you request termination of the rider;

4) termination of your policy; or

5) full surrender of your policy prior to the start date.

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.

No-Lapse Enhancement Rider:


We will automatically issue this rider with your policy. There is no charge for this rider.This rider provides you with additional protection to prevent a lapse in your policy. If you meet the requirements of this rider, your policy will not lapse, even if the net accumulation value under the policy is insufficient to cover the monthly deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.



Under this rider, your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.

The rider no-lapse value is a reference value only and is not used in determining the actual cash value or death benefit provided by the policy. We calculate the rider no-lapse value in a fashion similar to the accumulation value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse administrative fees. We fix these unique no-lapse variables at issue for the life of the policy. Refer to the No-Lapse Enhancement Rider form issued with your policy for detailed information about the actual variables applicable to your policy.


On each anniversary, it is possible for investment performance to increase the rider no-lapse value. Refer to the No-Lapse Value Reset Provision of the No-Lapse Enhancement Rider attached to your policy.


You will select a guaranteed minimum death benefit on the application for your policy. This guaranteed minimum death benefit will be used in determining the actual death benefit proceeds provided by the rider. It will be shown on the policy specifications page.

The initial guaranteed minimum death benefit must be at least 70% of the initial specified amount for the policy. If the policy specified amount is later decreased below the guaranteed minimum death benefit, the guaranteed minimum death benefit will automatically decrease to equal the specified amount as of the same effective date. If the policy specified amount is later increased, the guaranteed minimum death benefit will not automatically increase.

You may choose to increase the guaranteed minimum death benefit subject to the conditions outlined in the No-Lapse Enhancement Rider in your policy. We will limit the amount of any increase so that the guaranteed minimum death benefit will not be more than the lesser of the current specified amount or the initial specified amount of the policy, shown in the policy specifications. Any increase in the guaranteed minimum death benefit will be effective on the next monthly anniversary day following our approval of the increase.


During the period that the rider is preventing the policy from lapsing, the monthly deductions under your policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly administrative fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current monthly deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of premiums you would be required to pay to keep your policy in force (see section headed "Lapse and Reinstatement").


You must maintain automatic rebalancing in order to keep this rider in effect. Automatic rebalancing will be in effect when the policy is issued. If you discontinue automatic rebalancing after the policy is issued, this rider will terminate.

Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy accumulation value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.

The duration of the lapse protection provided by this rider may be reduced if:

1) premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the no-lapse value under the policy. These changes include, but are not limited to, partial surrenders, loans, increases in specified amount, changes in death benefit option, electing to cancel automatic rebalancing, and changes in asset allocation.


Rider Termination

This rider and all rights provided under it will terminate automatically upon the earliest of the following:


1) the insured reaches age 100; or

2) surrender or termination of the policy; or

3) automatic rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

If your policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.


If your policy is issued on or after May 22, 2006, we will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.




Continuation of Coverage


If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the insured. However, there are certain changes that will take place:


1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.


Loan interest will continue to accrue on any outstanding loans.




Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.

State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.

Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.


The accumulation value equals the sum of the Fixed Account value, the Separate Account value, and the loan account value. At any point in time, the accumulation value reflects:


1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;


4) interest credited to the Fixed Account or the loan account; and


5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the accumulation value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.0120602% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.


The loan account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 4.5% in all years.

The "net" accumulation value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.

DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                       Death Benefit Proceeds Equal to the                                Variability
    1         Specified amount (a minimum of $100,000)                                 None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of        May increase or decrease over
              the date of the insured's death.                                         time, depending on the amount
                                                                                       of premium paid and the
                                                                                       investment performance of the
                                                                                       underlying Sub-Accounts or the
                                                                                       Fixed Account.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.


A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.


The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.




POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. The surrender value is the net accumulation value less any applicable surrender charge, less any accrued loan interest not yet charged.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account value to the Fixed Account and then surrender the policy for reduced guaranteed nonparticipating paid-up insurance. No monthly administrative fees will apply to such paid-up insurance. The amount of paid-up insurance will be that which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy. The paid-up insurance will not include any additional benefits provided by rider under the original policy.

If you request lump sum surrender and the policy's surrender value is over $5,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) account in your name. Refer to the description of the SecureLine (Reg. TM) account under the section headed "Death Benefit Proceeds" for more information.




Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values. You may request a partial surrender in writing or electronically, if previously authorized and we consent. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the accumulation value and the specified amount. The amount of the partial surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.


Partial surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a partial surrender.


POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.


The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy.


The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 4.5% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.


If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.


If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.




No-Lapse Protection

Your policy includes the No-Lapse Enhancement Rider. This means that your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.

There is no difference in the calculation of policy values between a policy that has the rider and a policy that does not. This is true whether or not the rider is active and keeping the policy from lapsing.

There is no difference in the calculation of death benefit between a policy that has the rider and a policy that does not, as long as the rider is not actively keeping the policy from lapsing. The death benefit will be based on the specified amount of the policy.

If the rider is actively keeping the policy from lapsing, the death benefit is the guaranteed minimum death benefit less any indebtedness and partial surrenders, which may be less than the specified amount of the policy.

There is no charge for this feature.


Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.




Reinstatement of a Lapsed Policy

If your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.




Policies That Are Not MECs


Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.




Other Considerations


Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. In such cases, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.


Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments.


Disallowance of Interest Deductions. Interest on policy loan indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS

In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account, or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular period.



FINANCIAL STATEMENTS

The financial statements of the Separate Account and the financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LFG.com/mfinancial

Lincoln Life & Annuity Flexible Premium Variable Life Account M
1933 Act Registration No. 333-141767
1940 Act Registration No. 811-08559

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2008
                  Relating to Prospectus Dated May 1, 2008 for



                      Lincoln Momentum VULONE2005 product



  Lincoln Life & Annuity Flexible Premium Variable Life Account M, Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln NY Momentum VULONE2005 product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION .............................             2
    Lincoln Life ................................             2
    Registration Statement ......................             2
    Changes of Investment Policy ................             2
    Principal Underwriter .......................             2
    Disaster Plan ...............................             3
    Advertising .................................             3
SERVICES ........................................             4
    Independent Registered Public Accounting
      Firm ......................................             4
    Accounting Services .........................             4
    Checkbook Service for Disbursements .........             4
    Administrative Services .....................             4


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION ..............................             5
    Case Exceptions .............................             5
    Assignment ..................................             5
    Change of Ownership .........................             5
    Beneficiary .................................             5
    Right to Convert Contract ...................             6
    Change of Plan ..............................             6
    Settlement Options ..........................             6
    Deferment of Payments .......................             6
    Incontestability ............................             7
    Misstatement of Age or Gender ...............             7
    Suicide .....................................             7
ADDITIONAL INFORMATION ABOUT
CHARGES .........................................             7
    Surrender Charges ...........................             7
PERFORMANCE DATA ................................             8
FINANCIAL STATEMENTS ............................             9
    Separate Account ............................           M-1
    Company .....................................           S-1

GENERAL INFORMATION


Lincoln Life

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.


A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the Insurance Department. The Insurance Department would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), One Granite Place, Concord, NH 03301, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the

Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $1,956,739 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.



Disaster Plan


Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



SERVICES


Independent Registered Public Accounting Firm

The financial statements of the Separate Account and the financial statements of the Company appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.




Accounting Services


We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.




Checkbook Service for Disbursements

We offer a checkbook service in which the death benefit proceeds are transferred into an interest-bearing account, in the beneficiary's name as owner of the account. Your beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the beneficiary additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.




Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.

POLICY INFORMATION


Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.

Right to Convert Contract


You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.




Change of Plan

Your policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.



Settlement Options

You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.




Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.

Incontestability


The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age or Gender

If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.


ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The initial maximum surrender charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the curtate net level premium for the specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of specified amount;

(c) is $50 per $1000 of specified amount; and

(d) is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.

Algebraically, this formula is equivalent to Mina+b,c -d.

The maximum surrender charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 15 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times
(b), where

(a) is the initial maximum surrender charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 15 years after issue, divided by a life contingent annuity due beginning at issue and ending 15 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.

PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The financial statements of the Separate Account and the financial statements of the Company follow.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
            (Formerly Jefferson-Pilot LifeAmerica Insurance Company)

                              Financial Statements
                      For the Year Ended December 31, 2007,
             For the Periods from April 3 through December 31, 2006
                      and January 1 through April 2, 2006,
                    and for the Year Ended December 31, 2005

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                 BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                         AS OF DECEMBER 31,
                                                                       -----------------------
                                                                         2007           2006
                                                                       --------       --------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $5,767; 2006 -- $3,259)    $  5,759       $  3,294
    Equity (cost: 2007 -- $3; 2006 -- $5)                                     2              5
  Mortgage loans on real estate                                             260            251
  Policy loans                                                              387            184
  Other investments                                                           3              3
                                                                       --------       --------
  Total investments                                                       6,411          3,737
Cash and invested cash                                                      129             43
Deferred acquisition costs and value of business acquired                   799            366
Accrued investment income                                                    83             49
Reinsurance recoverables                                                    524            119
Goodwill                                                                    162            164
Other assets                                                                 84             45
Separate account assets                                                   2,284          1,752
                                                                       --------       --------
    Total assets                                                       $ 10,476       $  6,275
                                                                       ========       ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                               $  1,448       $    447
Other contract holder funds                                               4,865          3,113
Other liabilities                                                           222             91
Separate account liabilities                                              2,284          1,752
                                                                       --------       --------
    Total liabilities                                                     8,819          5,403
                                                                       --------       --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares, authorized, issued and outstanding          940            235
Retained earnings                                                           724            623
Accumulated other comprehensive income (loss)                                (7)            14
                                                                       --------       ---------
    Total stockholder's equity                                            1,657            872
                                                                       --------       ---------
      Total liabilities and stockholder's equity                       $ 10,476       $  6,275
                                                                       ========       ========

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              STATEMENTS OF INCOME
                                  (IN MILLIONS)

                                                                                 PERIOD FROM       PERIOD FROM
                                                                 FOR THE           APRIL 3          JANUARY 1         FOR THE
                                                                YEAR ENDED         THROUGH           THROUGH         YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,        APRIL 2,       DECEMBER 31,
                                                                   2007              2006              2006             2005
                                                                -----------      -----------       ------------     ------------
REVENUES
Insurance premiums                                                 $  85             $  27             $   5            $  10
Insurance fees                                                       237                89                 5               23
Net investment income                                                362               161                19               78
Realized loss                                                        (19)               (1)               --               (4)
                                                                   -----             -----             -----            -----
  Total revenues                                                     665               276                29              107
                                                                   -----             -----             -----            -----

BENEFITS AND EXPENSES
Interest credited                                                    193                95                11               48
Benefits                                                             194                43                 7               16
Underwriting, acquisition, insurance and other expenses              124                77                 6               22
                                                                   -----             -----             -----            -----
  Total benefits and expenses                                        511               215                24               86
                                                                   -----             -----             -----            -----
Income before federal income taxes                                   154                61                 5               21
Federal income taxes                                                  52                19                 2                8
                                                                   -----             -----             -----            -----
    Net income                                                     $ 102             $  42             $   3            $  13
                                                                   =====             =====             =====            =====

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (IN MILLIONS)

                                                                                       PERIOD FROM    PERIOD FROM
                                                                         FOR THE         APRIL 3        JANUARY 1       FOR THE
                                                                        YEAR ENDED       THROUGH        THROUGH        YEAR ENDED
                                                                        DECEMBER 31,    DECEMBER 31,     APRIL 2,      DECEMBER 31,
                                                                           2007            2006           2006            2005
                                                                        -----------    ------------   ------------     -----------
COMMON STOCK
Balance at beginning-of-period                                            $   235         $   235        $   181         $   181
Stock compensation                                                             --              --              1              --
Acquisition by Lincoln National Corporation:
  Sale of stockholder's equity                                                 --              --           (182)             --
  Lincoln National Corporation purchase price                                  (1)             --            233              --
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --              2              --
Capital contribution                                                          706              --             --              --
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                  940             235            235             181
                                                                          -------         -------        -------         -------

RETAINED EARNINGS
Balance at beginning-of-period                                                623             581             26              18
Acquisition by Lincoln National Corporation:
  Sale of stockholder's equity                                                 --              --            (29)             --
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --            581              --
Cumulative effect of adoption of SOP 05-1                                      (1)             --             --              --
Comprehensive income (loss)                                                    81              53             (7)             (4)
Less other comprehensive income (loss), net of tax                            (21)             11            (10)            (17)
                                                                          -------         -------        -------         -------
  Net income                                                                  102              42              3              13
Dividends declared                                                             --              --             --              (5)
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                  724             623            581              26
                                                                          -------         -------        -------         -------

NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                                 14               3             10              27
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --              3              --
Change during the period                                                      (22)             11            (10)            (17)
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                   (8)             14              3              10
                                                                          -------         -------        -------         -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                                 --              --             --              --
Change during the period                                                        1              --             --              --
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                    1              --             --              --
                                                                          -------         -------        -------         -------
      Total stockholder's equity at end-of-period                         $ 1,657         $   872        $   819         $   217
                                                                          =======         =======        =======         =======

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                            STATEMENTS OF CASH FLOWS
                                  (IN MILLIONS)

                                                                                          PERIOD FROM   PERIOD FROM
                                                                              FOR THE       APRIL 3      JANUARY 1      FOR THE
                                                                             YEAR ENDED     THROUGH       THROUGH      YEAR ENDED
                                                                            DECEMBER 31,   DECEMBER 31,   APRIL 2,     DECEMBER 31,
                                                                                2007          2006          2006          2005
                                                                            -----------   ------------  ------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $ 102         $  42         $   3         $  13
Adjustments to reconcile net income to net cash provided by operating activities:
    Deferred acquisition costs and value of business acquired deferrals
      and interest, net of amortization                                          (46)          (34)           (4)           (9)
    Change in accrued investment income                                          (23)            1            (1)            1
    Change in contract accruals                                                   49            46             1            (5)
    Change in contract holder funds                                              (51)          (12)            5            25
    Change in amounts recoverable from reinsurers                                (35)          (12)           --             1
    Change in federal income tax accruals                                         59             8             5             3
    Stock-based compensation expense                                              --            --             1            --
    Depreciation, amortization and accretion, net                                  1            (1)            1             3
    Realized loss                                                                 19             1            --             4
    Other                                                                         --            (3)           (4)            4
                                                                               -----         -----         -----         -----
      Net adjustments                                                            (27)           (6)            4            27
                                                                               -----         -----         -----         -----
        Net cash provided by operating activities                                 75            36             7            40
                                                                               -----         -----         -----         -----

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (734)         (349)           (8)         (205)
Sales of available-for-sale securities                                           143            84            12           135
Maturities of available-for-sale securities                                      550           212            16           117
Purchases of other investments                                                   (82)          (11)           --          (114)
Sales or maturities of other investments                                          79            13             4           104
Cash acquired from merger                                                         --            12            --            --
Other                                                                             --            (6)           --            (1)
                                                                               -----         -----         -----         -----
        Net cash provided by (used in) investing activities                      (44)          (45)           24            36
                                                                               -----         -----         -----         -----

CASH FLOWS FROM FINANCING ACTIVITIES
Universal life and investment contract deposits                                  541           395            27           124
Universal life and investment contract withdrawals                              (412)         (296)          (65)         (197)
Investment contract transfers                                                    (74)          (45)           --            --
Dividends paid                                                                    --            --            --            (5)
                                                                               -----         -----         -----         -----
        Net cash provided by (used in) financing activities                       55            54           (38)          (78)
                                                                               -----         -----         -----         -----
         Net increase (decrease) in cash and invested cash                        86            45            (7)           (2)
                                                                               -----         -----         -----         -----
         Cash and invested cash at beginning-of-period                            43            (2)            5             7
                                                                               -----         -----         -----         -----
            Cash and invested cash at end-of-period                            $ 129         $  43         $  (2)        $   5
                                                                               =====         =====         =====         =====

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). At that time, JPLA, a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JPFIC"), a wholly-owned subsidiary of Jefferson-Pilot, became a wholly-owned subsidiary of LNC. Associated with the merger between LNC and Jefferson-Pilot, JPLA and the predecessor Lincoln Life & Annuity Company of New York ("predecessor LLANY") were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations", excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principle Board ("APB") Opinion No. 16, "Business Combinations"("APB Opinion No. 16"), provide a source of guidance for such transactions. In accordance with APB Opinion No. 16 the financial statements are presented as if LLANY completed the merger with predecessor LLANY on April 3, 2006 and we have included the results of operations and financial condition of predecessor LLANY in our financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The financial statements for the period from January 1 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of predecessor LLANY.

Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications have no effect on net income or stockholder's equity of the prior years.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 17 for additional discussion on SAP.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions, not involving entities under common control, initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to:
1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For asset-backed and mortgage-backed securities, included in the available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Statements of Income.

POLICY LOANS

Policy loans are carried at unpaid principal balances.

REALIZED LOSS

Realized loss includes realized gains and losses from the sale of investments and net gains and losses on reinsurance embedded derivatives on Modco reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.

See Note 5 for discussion on Derivative Instruments.

CASH AND CASH EQUIVALENTS

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period to period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, we may record an adjustment to the amounts included on our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or

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unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

PROPERTY AND EQUIPMENT

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 4% and 1% of the face amount of insurance in force, and dividend expenses were $25 million, $5 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

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Universal life and variable universal life products with secondary guarantees represented approximately 15% of permanent life insurance in force as of December 31, 2007 and approximately 85% of sales for these products in 2007. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS

Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

BENEFITS

Benefits for universal life and other interest-sensitive life insurance products includes benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with GMWB and GIB. For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in the general account during 2005 through 2007 ranged from 3.00% to 9.00%.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of LNC's accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 15 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION

We are included in LNC's consolidated incentive compensation plans. We expense our portion of the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. For additional information on stock-based incentive compensation see Note 16.

INCOME TAXES

We have elected to file consolidated federal and state income tax returns with LNC and its subsidiaries. Pursuant to an

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intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007. The adoption of SOP 05-1 did not have a material impact on our financial condition or results of operations.

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

We adopted the provisions SFAS 155 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS

In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for

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evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -- Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes or net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

Our employees are included in LNC's various incentive plans. LNC issues share-based compensation awards under authorized plans, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 16 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 -- "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

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FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record between a $1 million and $8 million increase to net income attributable to changes in the fair value of indexed annuities reported in our Individual Markets --Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any existing financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") -- a revision to the FASB Statement SFAS No. 141 "Business Combinations" ("SFAS 141"), which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

3. ACQUISITIONS AND REINSURANCE ASSUMPTION FROM LNL

ACQUISITIONS

JEFFERSON-PILOT MERGER

On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. Associated with the merger between LNC and Jefferson-Pilot, LLANY and predecessor were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date.

The fair value of LLANY's (formerly JPLA) net assets acquired in the merger was $232 million. Goodwill of $52 million resulted from the excess of purchase price over the fair value of net assets acquired. LNC paid a premium over the fair value of net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;

-    Broader, more balanced product portfolio;

-    Larger distribution organization; and

- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of LLANY's (formerly JPLA) net assets acquired (in millions) as of the acquisition date:

                                                                     FAIR VALUE
                                                                     ----------
Investments                                                          $    1,307
Reinsurance recoverables                                                     10
Value of business acquired                                                   66
Goodwill                                                                     52
Other assets                                                                 24
Separate account assets                                                      22
Future contract benefits and other contract holder funds                 (1,221)
Income tax liabilities                                                       (3)
Accounts payable, accruals and other liabilities                             (3)
Separate account liabilities                                                (22)
                                                                     ----------
  Total purchase price                                               $      232
                                                                     ==========

The following table summarized the sale of LLANY's (formerly JPLA) stockholder's equity (in millions) as of the acquisition date:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Investments                                                          $    1,306
Reinsurance recoverables                                                     10
Deferred acquisition costs                                                   60
Value of business acquired                                                   11
Goodwill                                                                     20
Other assets                                                                 18
Separate account assets                                                      22
Future contract benefits and other contract holder funds                 (1,201)
Income tax liabilities                                                       (9)
Accounts payable, accruals and other liabilities                             (4)
Separate account liabilities                                                (22)
                                                                     ----------
Total sale of stockholder's equity                                   $      211
                                                                     ==========
Composition of stockholder's equity sold
Common stock                                                         $      182
Retained earnings                                                            29
                                                                     ----------
                                                                     $      211
                                                                     ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                                     FAIR VALUE
                                                                     ----------
Individual Markets:
Life Insurance                                                       $       43
Annuities                                                                     9
                                                                     ----------
  Total goodwill                                                     $       52
                                                                     ==========

PREDECESSOR LLANY MERGER

The carrying value of predecessor LLANY's net assets that were merged into LLANY (formerly JPLA) was $586 million. The following table summarizes the acquired values of predecessor LLANY's net assets (in millions) as of April 3, 2006:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Investments                                                          $    2,356
Reinsurance recoverables                                                     98
Value of business acquired                                                  277
Goodwill                                                                    110
Other assets                                                                 75
Separate account assets                                                   1,348
Future contract benefits and other contract holder funds                 (2,271)
Income tax liabilities                                                      (34)
Accounts payable, accruals and other liabilities                            (25)
Separate account liabilities                                             (1,348)
                                                                     ----------
  Total net assets acquired                                          $      586
                                                                     ==========

The goodwill (in millions) that was merged into LLANY was allocated to the following segments:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Individual Markets:
Life Insurance                                                       $       93
Annuities                                                                    17
                                                                     ----------
  Total goodwill                                                     $      110
                                                                     ==========

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to predecessor LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                                                      ACQUIRED
                                                                        VALUE
                                                                     ----------
Investments                                                          $    2,510
Policy loans                                                                209
Deferred acquisition costs and value of business acquired                   366
Accrued investment income                                                    11
Reinsurance recoverables                                                    370
Other assets                                                                 22
Future contract benefits and other contract holder funds                 (2,701)
Other liabilities                                                           (83)
                                                                     ----------
  Total capital contribution                                         $      704
                                                                     ==========

The caption capital contribution, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                    AS OF DECEMBER 31, 2007
                                          -----------------------------------------
                                                       GROSS UNREALIZED
                                          AMORTIZED    -----------------     FAIR
                                             COST      GAINS      LOSSES     VALUE
                                          ---------    ------     ------     ------
  Corporate bonds                           $4,481     $   94     $   94     $4,481
  U.S. Government bonds                         31          2         --         33
  Foreign government bonds                      46          6         --         52
  Asset and mortgage-backed securities       1,169         15         32      1,152
  State and municipal bonds                     37          1         --         38
  Redeemable preferred stocks                    3         --         --          3
                                            ------     ------     ------     ------
    Total fixed maturity securities          5,767        118        126      5,759
Equity securities                                3         --          1          2
                                            ------     ------     ------     ------
    Total available-for-sale securities     $5,770     $  118     $  127     $5,761
                                            ======     ======     ======     ======

                                                   AS OF DECEMBER 31, 2006
                                          -----------------------------------------
                                                       GROSS UNREALIZED
                                          AMORTIZED    -----------------     FAIR
                                             COST      GAINS      LOSSES     VALUE
                                          ---------    ------     ------     ------
  Corporate bonds                           $2,610     $   48     $   18     $2,640
  U.S. Government bonds                         20         --         --         20
  Foreign government bonds                      15          3         --         18
  Asset and mortgage-backed securities         578          7          5        580
  State and municipal bonds                     27         --         --         27
  Redeemable preferred stocks                    3         --         --          3
  Affiliate bonds                                6         --         --          6
                                            ------     ------     ------     ------
    Total fixed maturity securities          3,259         58         23      3,294
Equity securities                                5         --         --          5
                                            ------     ------     ------     ------
    Total available-for-sale securities     $3,264     $   58     $   23     $3,299
                                            ======     ======     ======     ======

The amortized cost and fair value of available-for-sale fixed maturity securities by contractual maturities (in millions) were as follows:

                                                               AS OF DECEMBER 31, 2007
                                                            ----------------------------
                                                            AMORTIZED COST    FAIR VALUE
                                                            --------------    ----------
Due in one year or less                                         $  352          $  353
Due after one year through five years                            1,215           1,242
Due after five years through ten years                           1,239           1,241
Due after ten years                                              1,792           1,771
                                                                ------          ------
  Subtotal                                                       4,598           4,607
Asset and mortgage-backed securities                             1,169           1,152
                                                                ------          ------
    Total available-for-sale fixed maturity securities          $5,767          $5,759
                                                                ======          ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                   AS OF DECEMBER 31, 2007
                                                              ---------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              -------------------   -------------------   -------------------
                                                                         GROSS                 GROSS                 GROSS
                                                              FAIR     UNREALIZED   FAIR     UNREALIZED   FAIR     UNREALIZED
                                                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                                              ------   ----------   ------   ----------   ------   ----------
  Corporate bonds                                             $1,109     $   51     $  698     $   43     $1,807     $   94
  Foreign government bonds                                         2         --         --         --          2         --
  Asset and mortgage-backed securities                           333         24        178          8        511         32
  State and municipal bonds                                        2         --          5         --          7         --
                                                              ------     ------     ------     ------     ------     ------
    Total fixed maturity securities                            1,446         75        881         51      2,327        126
Equity securities                                                  2          1         --         --          2          1
      Total available-for-sale securities                     $1,448     $   76     $  881     $   51     $2,329     $  127
                                                              ======     ======     ======     ======     ======     ======
Total number of securities in an unrealized loss position                                                               738
                                                                                                                     ======

                                                                                   AS OF DECEMBER 31, 2006
                                                              ---------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              -------------------   -------------------   -------------------
                                                                         GROSS                 GROSS                 GROSS
                                                              FAIR     UNREALIZED   FAIR     UNREALIZED   FAIR     UNREALIZED
                                                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                                              ------   ----------   ------   ----------   ------   ----------
  Corporate bonds                                             $  523     $    5     $  438     $   13     $  961     $   18
  U.S. Government bonds                                            9         --         --         --          9         --
  Foreign government bonds                                         1         --         --         --          1         --
  Asset and mortgage-backed securities                            93         --        171          5        264          5
  State and municipal bonds                                       --         --          8         --          8         --
  Affiliate bonds                                                  6         --         --         --          6         --
                                                              ------     ------     ------     ------     ------     ------
    Total fixed maturity securities                              632          5        617         18      1,249         23
Equity securities                                                 --         --         --         --         --         --
    Total available-for-sale securities                       $  632     $    5     $  617     $   18     $1,249     $   23
                                                              ======     ======     ======     ======     ======     ======
Total number of securities in an unrealized loss position                                                               581
                                                                                                                     ======

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                               AS OF DECEMBER 31, 2007
                                                          ----------------------------------
                                                                      GROSS         NUMBER
                                                          FAIR      UNREALIZED        OF
                                                          VALUE       LOSSES      SECURITIES
                                                          -----     ----------    ----------
Less than six months                                       $18          $ 6            8
Six months or greater, but less than nine months            11            5           12
Nine months or greater, but less than twelve months          4            2            5
Twelve months or greater                                    23           11           16
                                                           ---          ---          ---
  Total available-for-sale securities                      $56          $24           41
                                                           ===          ===          ===

                                                                 AS OF DECEMBER 31, 2006
                                                          ----------------------------------
                                                                      GROSS         NUMBER
                                                          FAIR      UNREALIZED        OF
                                                          VALUE       LOSSES      SECURITIES
                                                          -----     ----------    ----------
Less than six months                                       $--          $--            2
Six months or greater, but less than nine months            --           --           --
Nine months or greater, but less than twelve months         --           --            1
Twelve months or greater                                    --           --            1
                                                           ---          ---           --
  Total available-for-sale securities                      $--          $--            4
                                                           ===          ===          ===

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of timesufficient for recovery, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States with the largest concentrations in Illinois, Texas and New York accounting for approximately 28% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                                 PERIOD FROM    PERIOD FROM
                                                    FOR THE        APRIL 3        JANUARY 1      FOR THE
                                                   YEAR ENDED      THROUGH         THROUGH     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,     APRIL 2,    DECEMBER 31,
                                                      2007           2006            2006         2005
                                                   -----------   ------------   -----------    -----------
Available-for-sale fixed maturity securities          $ 319          $ 140           $  17        $  73
Mortgage loans on real estate                            16             13               1            4
Policy loans                                             21              8               1            2
Invested cash                                             4              2              --           --
Other investments                                         2              1              --           --
                                                      -----          -----           -----        -----
  Total investment income                               362            164              19           79
Investment expense                                       --             (3)             --           (1)
                                                      -----          -----           -----        -----
    Net investment income                             $ 362          $ 161           $  19        $  78
                                                      =====          =====           =====        =====

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                         PERIOD FROM   PERIOD FROM
                                                            FOR THE        APRIL 3      JANUARY 1       FOR THE
                                                           YEAR ENDED      THROUGH       THROUGH       YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                              2007           2006          2006          2005
                                                          -----------    -----------   -----------    -----------
Available-for-sale fixed maturity securities:
  Gross gains                                                $   6          $   2         $  --         $  --
  Gross losses                                                 (29)            (2)           --            (4)
Gain on other investments                                       --              1            --            --
Associated amortization of DAC, VOBA, DSI, DFEL and
  changes in other contract holder funds                         4             (2)           --            --
                                                             -----          -----         ---           ---
    Total realized loss                                      $ (19)         $  (1)        $  --         $  (4)
                                                             =====          =====         ===           =====
Write-downs for other-than-temporary impairments
  included in realized loss on investments above             $ (27)         $  (2)        $  --         $  --
                                                             =====          =====         ===           ===

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments, primarily mortgage loans on real estate, were $12 million.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the United States.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $1 million as of December 31, 2007 and 2006, respectively.

5. DERIVATIVE INSTRUMENTS

We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. As of December 31, 2007 and 2006, we have embedded derivative instruments of $12 million and $2 million, respectively. The change in fair value of the embedded derivatives flows through net income as benefits on our Statements of Income. As of December 31, 2007 and 2006, we had approximately $1.1 billion and $737 million, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $43 million and $20 million, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

6. FEDERAL INCOME TAXES

Federal income tax expense (in millions) was as follows:

                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        APRIL 3      JANUARY 1        FOR THE
                                                YEAR ENDED      THROUGH       THROUGH        YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    APRIL 2,      DECEMBER 31,
                                                   2007          2006           2006           2005
                                               -----------    -----------   ------------    -----------
Current                                            $27           $(8)           $--            $ 5
Deferred                                            25            27              2              3
                                                   ---           ---            ---            ---
    Total federal income tax expense               $52           $19            $ 2            $ 8
                                                   ===           ===            ===            ===

The effective tax rate on pre-tax income was different than the prevailing corporate federal income tax rate. A reconciliation of this difference (dollars in millions) was as follows:

                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        APRIL 3       JANUARY 1      FOR THE
                                               YEAR ENDED      THROUGH        THROUGH       YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    APRIL 2,      DECEMBER 31,
                                                   2007          2006           2006           2005
                                               -----------    -----------   ------------    -----------
Tax rate of 35% times pre-tax income               $54           $21            $ 2            $ 7
Effect of:
  Tax-preferred investment income                   (2)           (1)            --             --
  Other items                                       --            (1)            --              1
                                                   ---           ---            ---            ---
    Provision for income taxes                     $52           $19            $ 2            $ 8
                                                   ===           ===            ===            ===
Effective tax rate                                  34%           31%            35%            36%

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2007        2006
                                                  ------      ------
Current                                           $  (32)     $   11
Deferred                                            (141)        (62)
                                                  ------      ------
    Total federal income tax liability            $ (173)     $  (51)
                                                  ======      ======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                   AS OF DECEMBER 31,
                                                                   ------------------
                                                                    2007        2006
                                                                   ------      ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds           $  140      $   62
Investments                                                            12           1
Capital loss carryforwards                                             --           1
Compensation and benefit plans                                          1           1
Ceding commission asset                                                 2           2
Net unrealized loss on available-for-sale securities                    1          --
Other                                                                   1           2
                                                                   ------      ------
    Total deferred tax assets                                         157          69
                                                                   ------      ------
DEFERRED TAX LIABILITIES
DAC                                                                   104          53
VOBA                                                                  176          62
Net unrealized gain on available-for-sale securities                   --          12
Other                                                                  18           4
                                                                   ------      ------
    Total deferred tax liabilities                                    298         131
                                                                   ------      ------
      Net deferred tax liability                                   $  141      $   62
                                                                   ======      ======

As of April 2, 2007, we have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. Prior to April 3, 2006, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with Jefferson-Pilot and its subsidiaries. Effective as of the merger date, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with JPFIC until April 2, 2007. Predecessor LLANY filed its tax return as part of a consolidated Federal income tax filing with its common parent, LNC.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $10 million, of which $3 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate no change to our unrecognized tax benefits within the next 12 months.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE YEAR
                                                             ENDED
                                                          DECEMBER 31,
                                                              2007
                                                         -------------
Balance at beginning-of-year                                 $  10
   Increase for prior year tax positions                         1
   Increase for current year tax positions                      11
                                                             -----
Balance at end-of-year                                       $  22
                                                             =====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the year ended December 31, 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million. We recognized no interest and penalty expense related to uncertain tax positions during the years ended December 31, 2006 and 2005. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $1 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

7. DAC, VOBA AND DSI

Changes in DAC (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                             FOR THE        APRIL 3      JANUARY 1       FOR THE
                                                                            YEAR ENDED      THROUGH       THROUGH       YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                              2007           2006           2006           2005
                                                                           -----------    -----------   ------------   -----------
Balance at beginning-of-period                                               $ 197          $  60          $  53          $  37
  Cumulative effect of adoption of SOP 05-1                                     (1)            --             --             --
  Purchase accounting adjustments                                               --            (60)            --             --
  Merger acquired value                                                         --            164             --             --
  Reinsurance assumption from LNL                                               14             --             --             --
  Deferrals                                                                    109             66              6             19
  Amortization, net of interest:
    Unlocking                                                                    1             (1)            --             (2)
    Other amortization                                                         (35)           (22)            (2)            (6)
  Adjustment related to realized (gains) losses on available-for-sale
    securities                                                                   3             (2)            --             --
  Adjustment related to unrealized (gains) losses on available-for-sale
    securities                                                                  18             (8)             3              5
                                                                             -----          -----          -----          -----
      Balance at end-of-period                                               $ 306          $ 197          $  60          $  53
                                                                             =====          =====          =====          =====

Changes in VOBA (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                            FOR THE        APRIL 3       JANUARY 1       FOR THE
                                                                           YEAR ENDED      THROUGH        THROUGH      YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                              2007           2006           2006          2005
                                                                           -----------    -----------   ------------   -----------
Balance at beginning-of-period                                               $ 169          $  12          $  11         $  12
  Purchase accounting adjustments                                               --             54             --            --
  Merger acquired value                                                         --            114             --
  Reinsurance assumption from LNL                                              352
  Deferrals                                                                      4              5             --            --
  Amortization:
    Unlocking                                                                   13              1             --            --
    Other amortization                                                         (70)           (22)            --            (2)
  Accretion of interest                                                         24              7             --            --
  Adjustment related to realized gains on available-for-sale securities          1             --             --            --
  Adjustment related to unrealized (gains) losses on available-for-sale
    securities                                                                  --             (2)             1             1
                                                                             -----          -----          -----         -----
      Balance at end-of-period                                               $ 493          $ 169          $  12         $  11
                                                                             =====          =====          =====         =====

Estimated future amortization of VOBA, net of interest, (in millions) as of December 31, 2007 was as follows:

2008                                                      $48
2009                                                       44
2010                                                       42
2011                                                       34
2012                                                       32
Thereafter                                                293
                                                         ----
    Total                                                $493
                                                         ====

Changes in DSI (in millions) were as follows:

                                                       PERIOD FROM   PERIOD FROM
                                         FOR THE        APRIL 3       JANUARY 1       FOR THE
                                        YEAR ENDED      THROUGH        THROUGH      YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                           2007           2006           2006          2005
                                        -----------    -----------   -----------    -----------
Balance at beginning-of-period             $ 11           $  2           $  2          $  1
  Purchase accounting adjustments            --              6             --            --
  Deferrals                                   4              4             --             1
  Amortization, net of interest              (1)            (1)            --            --
                                           ----           ----           ----          ----
    Balance at end-of-period               $ 14           $ 11           $  2          $  2
                                           ====           ====           ====          ====

8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), were as follows:

                                                                     PERIOD FROM     PERIOD FROM
                                                      FOR THE          APRIL 3        JANUARY 1       FOR THE
                                                     YEAR ENDED        THROUGH         THROUGH       YEAR ENDED
                                                     DECEMBER 31,    DECEMBER 31,      APRIL 2,      DECEMBER 31,
                                                         2007            2006            2006           2005
                                                     -----------     -----------     -----------     -----------
Reinsurance assumed                                     $  --           $  --           $  --          $  --
Reinsurance ceded                                        (113)            (39)             (1)            (4)
                                                        -----           -----           -----          -----
  Net reinsurance premiums and fees                     $(113)          $ (39)          $  (1)         $  (4)
                                                        =====           =====           =====          =====
Reinsurance recoveries netted against benefits          $ 162           $  82           $  18          $  64
                                                        =====           =====           =====          =====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 50% to 55% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $12 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, See Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                        FOR THE YEAR ENDED DECEMBER 31, 2007
                                       ---------------------------------------
                                        BALANCE
                                           AT         PURCHASE
                                       BEGINNING-    ACCOUNTING     BALANCE AT
                                        OF-YEAR     ADJUSTMENTS    END-OF-YEAR
                                       ----------   -----------    -----------
Individual Markets:
  Life Insurance                         $ 137         $ (1)          $ 136
  Annuities                                 27           (1)             26
                                         -----         ----           -----
    Total goodwill                       $ 164         $ (2)          $ 162
                                         =====         ====           =====

                                                FOR THE YEAR ENDED DECEMBER 31, 2006
                                       ------------------------------------------------------
                                        BALANCE                     ACQUIRED
                                           AT        PURCHASE       VALUE OF
                                       BEGINNING-   ACCOUNTING     PREDECESSOR    BALANCE AT
                                        OF-YEAR     ADJUSTMENTS       LLANY       END-OF-YEAR
                                       ----------   -----------    -----------    -----------
Individual Markets:
  Life Insurance                         $  19         $  25          $  93          $ 137
  Annuities                                 --            10             17             27
                                         -----         -----          -----          -----
    Total goodwill                       $  19         $  35          $ 110          $ 164
                                         =====         =====          =====          =====

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by segment was as follows:

                                                           AS OF DECEMBER 31,
                                           ---------------------------------------------------
                                                     2007                       2006
                                           -----------------------    ------------------------
                                            GROSS                      GROSS
                                           CARRYING    ACCUMULATED    CARRYING     ACCUMULATED
                                            AMOUNT    AMORTIZATION     AMOUNT     AMORTIZATION
                                           --------   ------------    --------    ------------
Individual Markets-- Life Insurance:
  Sales force                                $7           $--            $7            $--

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2007.

10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
RETURN OF NET DEPOSITS
Separate account value                                      $1,499        $1,217
Net amount at risk(1)                                            3             1
Average attained age of contract holders                  51 YEARS      49 years
MINIMUM RETURN
Average attained age of contract holders                  76 YEARS      76 years
Guaranteed minimum return                                       5%            5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                      $1,050          $864
Net amount at risk(1)                                           11             2
Average attained age of contract holders                  64 YEARS      64 years

---------------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions) which were recorded in future contract benefits on our Balance Sheets:

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Balance at beginning-of-year                                $  1          $ --
  Changes in reserves                                         --             1
                                                            ----          ----
Balance at end-of-year                                      $  1          $  1
                                                            ====          ====

The changes to the benefit reserves amounts above are reflected in benefits on our Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                             AS OF DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Asset Type
Domestic equity                                            $1,118        $  839
International equity                                          232           148
Bonds                                                         253           190
Money market                                                  206           148
                                                           ------        ------
  Total                                                    $1,809        $1,325
                                                           ======        ======

Percent of total variable annuity separate account values      85%           81%

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                             AS OF DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Account values and other contract holder funds             $4,613        $3,041
Deferred front-end loads                                       48            32
Contract holder dividends payable                             165            32
Premium deposit funds                                          13             1
Undistributed earnings on participating business               26             7
                                                           ------        ------
Total other contract holder funds                          $4,865        $3,113
                                                           ======        ======

12. CONTINGENCIES AND COMMITMENTS

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of business, we are involved in various pending or threatened legal proceedings, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender or 2) sources of supply of labor or services used in the business. However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2007, approximately 68% of the premiums, on the basis of SAP, were generated in New York and New Jersey.

13. STOCKHOLDER'S EQUITY

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                           PERIOD FROM   PERIOD FROM
                                                                              FOR THE        APRIL 3      JANUARY 1     FOR THE
                                                                             YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                             DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                                2007          2006          2006          2005
                                                                             -----------   -----------   -----------   -----------
UNREALIZED GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                                  $ 14          $  3          $ 10          $ 27
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                      (67)           33           (16)          (37)
  Change in DAC, VOBA and other contract holder funds                             18           (15)            3             7
  Income tax (expense) benefit                                                    15            (8)            6            10
  Less:
    Reclassification adjustment for losses included in net income                (23)           --            --            (4)
    Associated amortization of DAC, VOBA, DSI, DFEL
      and changes in other contract holder funds                                   4            (2)           --            --
    Income tax benefit                                                             7             1            --             1
                                                                                ----          ----          ----          ----
      Balance at end-of-period                                                  $ (8)         $ 14          $  3          $ 10
                                                                                ====          ====          ====          ====

UNREALIZED GAINS ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                                   $--           $--           $--           $--
Other comprehensive income (loss):
  Unrealized holding gains arising during the year                                 5            --            --            --
  Change in DAC, VOBA and other contract holder funds                             (3)           --            --            --
  Income tax expense                                                              (1)           --            --            --
                                                                                ----          ----          ----          ----
      Balance at end-of-period                                                  $  1           $--           $--           $--
                                                                                ====           =             =             =

14. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                              FOR THE       APRIL 3      JANUARY 1       FOR THE
                                                                            YEAR ENDED      THROUGH       THROUGH      YEAR ENDED
                                                                            DECEMBER 31,  DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                                2007          2006          2006           2005
                                                                            -----------   -----------   ------------   -----------
Commissions                                                                    $ 100         $  67         $   4         $  16
General and administrative expenses                                               60            38             4            13
DAC and VOBA deferrals and interest, net of amortization                         (46)          (34)           (4)           (9)
Taxes, licenses and fees                                                          10             6             2             2
                                                                               -----         -----         -----         -----
    Total underwriting, acquisition, insurance and other expenses              $ 124         $  77         $   6         $  22
                                                                               =====         =====         =====         =====

15. EMPLOYEE BENEFIT PLANS

Our employees are included in LNC's various benefit plans that provide for pension and other post-retirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including LLANY employees. Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

The plans are funded by contributions to tax-exempt trusts. LNC's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2007 and 2006, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees, including LLANY employees: supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of LNC's merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified, supplemental retirement plan for certain former employees of Jefferson-Pilot.

The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for us for 10 years and attained age 55. Medical and dental benefits are also available to spouses and other dependents of employees. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees that attained the age of 50 by April 1, 2004, and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Beginning January 1, 2002, the employees' postretirement plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

401(k) AND PROFIT SHARING PLANS

LNC sponsors contributory defined contribution plans for eligible U.S. employees, including employees of LLANY. Our contributions to the employees' 401(k) plan is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, our contributions to the employees' 401(k) plan on behalf of the former JPLA employees were the same as the contribution provided to eligible predecessor

LLANY participants. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with the announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to the employees' 401(k) plan effective January 1, 2008. A number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for predecessor LLANY employees and a minimum 5-year service requirement for former JPLA employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

Our expense for the 401(k) plan was not significant for the years ended December 31, 2007, 2006 and 2005.

DEFERRED COMPENSATION PLANS

LNC sponsors deferred compensation plans for certain U.S. employees, including employees of LLANY. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Our expense for these plans was not significant for the years ended December 31, 2007, 2006 and 2005.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC stock do not affect the expenses associated with this portion of the deferred compensation plans.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units -- also referred to as "restricted stock units". LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2007, 2006 and 2005.

Outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to their original terms and conditions, except that each of these stock options is now or will be exercisable for LNC common stock equal to the number of shares of Jefferson-Pilot common stock originally subject to such option multiplied by
1.0906 (rounded down to the nearest whole share), with the exercise price determined by dividing the exercise price of the Jefferson-Pilot options by
1.0906 (rounded up to the sixth decimal place). All Jefferson-Pilot employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon the closing of the merger. Grants of Jefferson-Pilot stock options in February 2006 did not vest upon closing and will generally continue to vest in one-third annual increments.

17. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the New York Department of Insurance. The New York Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of New York. The state has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis.

Our net loss as determined in accordance with SAP was $188 million for the year ended December 31, 2007. Our statutory capital and surplus was $833 million as of December 31, 2007. We utilize New York State's prescribed method for calculating annuity reserves, which caused statutory surplus to be lower than NAIC statutory surplus by $10 million as of December 31, 2007. We also use a practice permitted by the state of New York related to a more conservative valuation interest rate on certain annuities, which decreased statutory surplus by less than $1 million as of December 31, 2007. A new statutory reserving standard Actuarial Guideline VACARVM ("VACARVM") is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to lower risk-based capital ratios.

Prior to 2007, JPLA and predecessor LLANY prepared and filed separate statutory basis financial statements with the Insurance Departments of their states of domicile, New Jersey and New York, respectively. JPLA was redomiciled from New Jersey to New York, and predecessor LLANY was merged with and into JPLA in April 2007 and renamed LLANY.

Prior to 2007, JPLA prepared financial statements on the basis of SAP prescribed or permitted by the New Jersey Department of Insurance. JPLA's net loss as determined in accordance with SAP was $1 million for the period from January 1 through April 2, 2006, $26 million for the period from April 3, 2006 through December 31, 2006 and $1 million for the year ended December 31, 2005. As of December 31, 2006, JPLA's statutory capital and surplus was $69 million.

Prior to 2007, predecessor LLANY prepared financial statements on the basis of SAP prescribed or permitted by the New York Department of Insurance. Predecessor LLANY's net loss as determined in accordance with SAP for the nine months ended December 31, 2006 was $18 million. As of December 31, 2006, predecessor LLANY's statutory capital and surplus was $230 million. Predecessor LLANY utilized New York state's prescribed method for calculating annuity reserves and a permitted valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $3 million and less than $1 million as of December 31, 2006, respectively.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. No dividends were declared in 2007 or 2006.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                AS OF DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                                        2007                                2006
                                                         ------------------------------      ------------------------------
                                                         CARRYING VALUE      FAIR VALUE      CARRYING VALUE      FAIR VALUE
                                                         --------------      ----------      --------------      ----------
ASSETS
Available-for-sale securities:
  Fixed maturities                                           $ 5,759           $ 5,759           $ 3,294           $ 3,294
  Equity                                                           2                 2                 5                 5
Mortgage loans on real estate                                    260               266               251               256
Other investments                                                  3                 3                 3                 3
Cash and invested cash                                           129               129                43                43
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts               (1,240)           (1,213)           (1,279)           (1,249)
  Remaining guaranteed interest and similar contracts            (46)              (46)              (24)              (24)
  Embedded derivative instruments - living benefits              (12)              (12)               (2)               (2)

19. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and sur-vivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments).

Segment operating revenues and income from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses. Income from operations is GAAP net income excluding net realized investment gains and losses and the initial impact of the adoption of changes in accounting principles. Our management believes that operating revenues and income from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                                 PERIOD FROM   PERIOD FROM
                                     FOR THE       APRIL 3      JANUARY 1     FOR THE
                                   YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                       2007          2006          2006         2005
                                   -----------   -----------   -----------   -----------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                         $ 100         $  65         $  12        $  53
    Life Insurance                      476           152            12           48
                                      -----         -----         -----        -----
      Total Individual Markets          576           217            24          101
                                      -----         -----         -----        -----
  Employer Markets:
    Retirement Products                  58            41            --           --
    Group Protection                     29            15             4            6
                                      -----         -----         -----        -----
      Total Employer Markets             87            56             4            6
                                      -----         -----         -----        -----
    Other Operations                     21             4             1            4
Realized loss(1)                        (19)           (1)           --           (4)
                                      -----         -----         -----        -----
        Total revenues                $ 665         $ 276         $  29        $ 107
                                      =====         =====         =====        =====

---------------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                 PERIOD FROM  PERIOD FROM
                                     FOR THE       APRIL 3     JANUARY 1       FOR THE
                                   YEAR ENDED      THROUGH      THROUGH      YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,   APRIL 2,     DECEMBER 31,
                                      2007          2006          2006          2005
                                   -----------   -----------   -----------   -----------
NET INCOME
Operating income:
  Individual Markets:
    Annuities                         $  15         $  14         $   1        $   4
    Life Insurance                       80            21             2           10
                                      -----         -----         -----        -----
      Total Individual Markets           95            35             3           14
                                      -----         -----         -----        -----
  Employer Markets:
    Retirement Products                   4             2            --           --
    Group Protection                      2             2            --           --
                                      -----         -----         -----        -----
      Total Employer Markets              6             4            --           --
                                      -----         -----         -----        -----
  Other Operations                       13             4            --            2
Realized loss(1)                        (12)           (1)           --           (3)
                                      -----         -----         -----        -----
        Net income                    $ 102         $  42         $   3        $  13
                                      =====         =====         =====        =====

---------------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                              PERIOD FROM   PERIOD FROM
                                                                   FOR THE      APRIL 3      JANUARY 1      FOR THE
                                                                 YEAR ENDED     THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006          2006          2005
                                                                -----------   -----------   -----------   -----------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                                         $ 58         $ 45          $ 12          $ 52
  Life Insurance                                                     230           73             6            22
                                                                    ----         ----          ----          ----
    Total Individual Markets                                         288          118            18            74
                                                                    ----         ----          ----          ----
Employer Markets:
  Retirement Products                                                 52           37            --            --
  Group Protection                                                     2            1            --            --
                                                                    ----         ----          ----          ----
    Total Employer Markets                                            54           38            --            --
                                                                    ----         ----          ----          ----
Other Operations                                                      20            5             1             4
                                                                    ----         ----          ----          ----
      Total net investment income                                   $362         $161          $ 19          $ 78
                                                                    ====         ====          ====          ====

                                                                              PERIOD FROM   PERIOD FROM
                                                                 FOR THE        APRIL 3      JANUARY 1      FOR THE
                                                                YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006           2006          2005
                                                                -----------   -----------   -----------   -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                         $12          $ 8            $ 1           $ 4
  Life Insurance                                                     49           25              1             6
                                                                    ---          ---            ---           ---
    Total Individual Markets                                         61           33              2            10
                                                                    ---          ---            ---           ---
Employer Markets:
  Retirement Products                                                 5            4             --            --
  Group Protection                                                    1           --             --            --
                                                                    ---          ---            ---           ---
    Total Employer Markets                                            6            4             --            --
                                                                    ---          ---            ---           ---
Other Operations                                                     --           --             --            --
                                                                    ---          ---            ---           ---
      Total amortization of DAC and VOBA, net of interest           $67          $37            $ 2           $10
                                                                    ===          ===            ===           ===

                                                                              PERIOD FROM   PERIOD FROM
                                                                  FOR THE       APRIL 3      JANUARY 1      FOR THE
                                                                YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006          2006          2005
                                                                -----------   -----------   -----------   -----------
FEDERAL INCOME TAX EXPENSE
Individual Markets:
  Annuities                                                         $ 4           $ 5           $ 1           $ 2
  Life Insurance                                                     40            11             1             6
                                                                    ---           ---           ---           ---
    Total Individual Markets                                         44            16             2             8
                                                                    ---           ---           ---           ---
Employer Markets:
  Retirement Products                                                 1             1            --            --
  Group Protection                                                    1             1            --            --
                                                                    ---           ---           ---           ---
    Total Employer Markets                                            2             2            --            --
                                                                    ---           ---           ---           ---
Other Operations                                                      6             1            --            --
                                                                    ---           ---           ---           ---
      Total federal income tax expense                              $52           $19           $ 2           $ 8
                                                                    ===           ===           ===           ===

                                               AS OF DECEMBER 31,
                                             ----------------------
                                               2007           2006
                                             -------        -------
ASSETS
Individual Markets:
  Annuities                                  $ 3,059        $ 2,512
  Life Insurance                               5,478          2,383
                                             -------        -------
    Total Individual Markets                   8,537          4,895
                                             -------        -------
Employer Markets:
  Retirement Products                          1,350          1,284
  Group Protection                                 5             26
                                             -------        -------
    Total Employer Markets                     1,355          1,310
                                             -------        -------
Other Operations                                 584             70
                                             -------        -------
      Total assets                           $10,476        $ 6,275
                                             =======        =======

20. TRANSACTIONS WITH AFFILIATES

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Expenses are assigned based on specific methodologies for each function providing a service to us. The majority of the expenses are assigned based on the following methodologies: (1) assets by product; (2) assets under management;
(3) weighted number of policy applications; (4) weighted policies in force; and
(5) sales. This resulted in net payments of $54 million and $20 million for the years ended December 31, 2007 and 2006, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Balance Sheets, was $18 million and $4 million as of December 31, 2007 and 2006, respectively.

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of our general account investments. We paid fees of $4 million and $1 million for the years ended December 31, 2007 and 2006, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Statements of Income.

As of December 31, 2006, we held an LNC Senior Promissory Note with a carrying amount of $6 million, which matured in 2007 and bore an interest rate of 5.25%. As of December 31, 2007, we held no securities of LNC or its affiliates. Interest income recognized by us relating to this note was not material for the years ended December 31, 2007 and 2006.

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd. The caption insurance premiums, in the accompanying Statements of Income, was reduced for premiums paid on these contracts for the year ended December 31, 2007 by $12 million and by $6 million from April 3 through December 31, 2006. Future contract benefits on the accompanying Balance Sheets have been reduced by $43 million and $9 million as of December 31, 2007 and 2006, respectively.

21. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                                       PERIOD FROM   PERIOD FROM
                                                                           FOR THE       APRIL 3      JANUARY 1     FOR THE
                                                                          YEAR ENDED     THROUGH       THROUGH     YEAR ENDED
                                                                         DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                             2007         2006           2006         2005
                                                                         -----------   -----------   -----------   -----------
Income taxes paid (received)                                               $    (7)        $ 11        $    (3)        $  5
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and invested cash)        $    (1)        $ --        $ 1,482         $ --
    Fair value of liabilities assumed                                           --           --         (1,249)          --
                                                                           -------         ----        -------         ----
      Total purchase price                                                 $    (1)        $ --        $   233         $ --
                                                                           =======         ====        =======         ====

Sale of stockholder's equity
  Carrying value of assets                                                 $    --         $ --        $ 1,447         $ --
  Carrying value of liabilities                                                 --           --         (1,236)          --
                                                                           -------         ----        -------         ----
    Total sale of stockholder's equity                                     $    --         $ --        $   211         $ --
                                                                           =======         ====        =======         ====

Reinsurance assumption from LNL:
  Assets transferred                                                       $ 3,488         $ --        $    --         $ --
  Liabilities transferred                                                   (2,784)          --             --           --
                                                                           -------         ----        -------         ----
    Total capital contribution                                             $   704         $ --        $    --         $ --
                                                                           =======         ====        =======         ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2007 and 2006, and the related statements of income, stockholder's equity, and cash flows for the year ended December 31, 2007, for the period from April 3 through December 31, 2006, for the period from January 1 through April 2, 2006, and for the year ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2007 and 2006, and the results of its operations and its cash flows for the year ended December 31, 2007, for the period from April 3 through December 31, 2006, for the period from January 1 through April 2, 2006, and for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.


/s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
March 18, 2008

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                          MORTALITY &
                                                                                                           EXPENSE
                                                             CONTRACT                     CONTRACT       GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                             DUE FROM                      DUE TO         PAYABLE TO
                                                          LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                             ANNUITY                       ANNUITY         ANNUITY
                                                             COMPANY                       COMPANY         COMPANY
SUBACCOUNT                                   INVESTMENTS   OF NEW YORK    TOTAL ASSETS   OF NEW YORK     OF NEW YORK     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                $  1,557,93       $  --       $1,557,932        $244             $103       $1,557,585
AIM V.I. Core Equity                           2,063,708          --        2,063,708          --              134        2,063,574
AIM V.I. Diversified Income                      258,904          --          258,904          --               17          258,887
AIM V.I. International Growth                    523,601          --          523,601          --               33          523,568
ABVPSF Global Technology Class A                 198,097       1,372          199,469          --               11          199,458
ABVPSF Growth and Income Class A                 679,941       1,394          681,335          --               40          681,295
ABVPSF International Value Class A               254,030          13          254,043          --               14          254,029
ABVPSF Large Cap Growth Class A                  137,773          --          137,773          --                9          137,764
ABVPSF Small/Mid Cap Value Class A               399,473          14          399,487          --               23          399,464
American Century VP Inflation Protection         500,220       1,347          501,567          --               26          501,541
American Funds Global Growth Class 2             607,218       2,398          609,616          --               29          609,587
American Funds Global Small
   Capitalization Class 2                      1,263,684       3,443        1,267,127          --               65        1,267,062
American Funds Growth Class 2                  4,822,943      11,737        4,834,680          --              262        4,834,418
American Funds Growth-Income Class 2           3,939,995       4,090        3,944,085          --              209        3,943,876
American Funds International Class 2           2,254,210       5,648        2,259,858          --              124        2,259,734
Delaware VIPT Capital Reserves                    20,460          --           20,460          --                1           20,459
Delaware VIPT Diversified Income                 560,759       1,348          562,107          --               26          562,081
Delaware VIPT Emerging Markets                 1,772,491       5,886        1,778,377          --              102        1,778,275
Delaware VIPT High Yield                         715,252       1,277          716,529          --               41          716,488
Delaware VIPT REIT                               889,526       1,529          891,055          --               48          891,007
Delaware VIPT Small Cap Value                  1,384,365       1,194        1,385,559          --               82        1,385,477
Delaware VIPT Trend                              925,995       5,578          931,573          --               55          931,518
Delaware VIPT U.S. Growth                        123,020       2,745          125,765          --                6          125,759
Delaware VIPT Value                              555,791         362          556,153          --               33          556,120
DWS VIP Equity 500 Index                       2,822,165       5,707        2,827,872          --              173        2,827,699
DWS VIP Small Cap Index                          895,026         364          895,390          --               53          895,337
Fidelity VIP Asset Manager                       295,153          --          295,153          --               19          295,134
Fidelity VIP Contrafund Service Class          1,797,856       2,292        1,800,148          --              109        1,800,039
Fidelity VIP Equity-Income                       607,928          --          607,928          --               40          607,888
Fidelity VIP Equity-Income Service Class         381,742          --          381,742          --               25          381,717
Fidelity VIP Growth Service Class                548,805         166          548,971          --               34          548,937
Fidelity VIP Growth Opportunities
   Service Class                                  72,482          --           72,482          --                5           72,477
Fidelity VIP High Income Service Class            85,180          26           85,206          --                5           85,201
Fidelity VIP Investment Grade Bond               283,480          --          283,480          --               19          283,461
Fidelity VIP Mid Cap Service Class               256,869       1,676          258,545          --               13          258,532
Fidelity VIP Overseas Service Class              211,102       2,396          213,498          --               12          213,486
FTVIPT Franklin Income Securities                142,713          --          142,713          --                8          142,705
FTVIPT Franklin Small-Mid Cap
   Growth Securities                             415,247          --          415,247          --               23          415,224
FTVIPT Mutual Shares Securities                  199,626          --          199,626          --               10          199,616
FTVIPT Templeton Foreign Securities              375,223       2,955          378,178          --               25          378,153
FTVIPT Templeton Foreign Securities Class 2      131,345         214          131,559          --                8          131,551
FTVIPT Templeton Global Asset Allocation          53,236          --           53,236          --                4           53,232
FTVIPT Templeton Global Income Securities        359,556       1,188          360,744          --               18          360,726
FTVIPT Templeton Growth Securities               379,509          --          379,509          98               22          379,389
FTVIPT Templeton Growth Securities Class 2        71,052          --           71,052          --                4           71,048
Janus Aspen Series Balanced                      337,055          --          337,055          --               21          337,034
Janus Aspen Series Balanced Service Shares       292,987          --          292,987          --               19          292,968
Janus Aspen Series Global Technology
   Service Shares                                 35,381          --           35,381          --                2           35,379

See accompanying notes.

                                                                                                          MORTALITY &
                                                                                                            EXPENSE
                                                           CONTRACT                       CONTRACT         GUARANTEE
                                                           PURCHASES                     REDEMPTIONS        CHARGES
                                                           DUE FROM                        DUE TO         PAYABLE TO
                                                         LINCOLN LIFE &                LINCOLN LIFE &   LINCOLN LIFE &
                                                           ANNUITY                         ANNUITY          ANNUITY
                                                           COMPANY                         COMPANY          COMPANY
SUBACCOUNT                                  INVESTMENTS  OF NEW YORK     TOTAL ASSETS    OF NEW YORK      OF NEW YORK    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth
   Service Shares                           $  155,347       $   67       $  155,414         $--            $ 10        $  155,404
Janus Aspen Series Worldwide Growth            424,194           26          424,220          --              26           424,194
Janus Aspen Series Worldwide Growth
   Service Shares                               78,608           67           78,675          --               5            78,670
Lincoln VIPT Baron Growth Opportunities         10,805        1,163           11,968          --               1            11,967
Lincoln VIPT Baron Growth Opportunities
   Service Class                               203,638            7          203,645          --              13           203,632
Lincoln VIPT Cohen & Steers Global Real
   Estate                                       34,042           --           34,042          --               2            34,040
Lincoln VIPT Delaware Bond                   2,261,907          709        2,262,616          --             134         2,262,482
Lincoln VIPT Delaware Growth and Income         42,002           --           42,002          --               2            42,000
Lincoln VIPT Delaware Social Awareness          73,446           67           73,513          --               5            73,508
Lincoln VIPT FI Equity-Income                  139,673           75          139,748          --               9           139,739
Lincoln VIPT Janus Capital Appreciation         47,600           --           47,600          --               3            47,597
Lincoln VIPT Marsico International Growth       18,045           --           18,045          --               1            18,044
Lincoln VIPT MFS Value                          23,469           --           23,469          --               1            23,468
Lincoln VIPT Mid-Cap Growth                     45,391           --           45,391          --               3            45,388
Lincoln VIPT Mid-Cap Value                      23,744           --           23,744          --               2            23,742
Lincoln VIPT Mondrian International Value      556,557        1,436          557,993          --              29           557,964
Lincoln VIPT Money Market                    4,436,581        2,615        4,439,196          --             287         4,438,909
Lincoln VIPT S&P 500 Index                     173,990           --          173,990          --              13           173,977
Lincoln VIPT Small-Cap Index                    54,598           --           54,598          --               4            54,594
Lincoln VIPT T. Rowe Price Growth Stock         44,427           27           44,454          --               3            44,451
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                               78,354        1,299           79,653          --               4            79,649
Lincoln VIPT Templeton Growth                   37,403           --           37,403          --               2            37,401
Lincoln VIPT UBS Global Asset Allocation       188,464        1,299          189,763          --              11           189,752
Lincoln VIPT Value Opportunities                11,334           13           11,347          --               1            11,346
Lincoln VIPT Wilshire 2040 Profile                  --           13               13          --              --                13
Lincoln VIPT Wilshire Aggressive Profile       282,456           --          282,456          --              12           282,444
Lincoln VIPT Wilshire Conservative Profile      77,514           --           77,514          --               3            77,511
Lincoln VIPT Wilshire Moderate Profile         547,039           --          547,039          --              27           547,012
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                        1,497,898        1,803        1,499,701          --              70         1,499,631
M Fund Brandes International Equity              1,419           --            1,419          --              --             1,419
MFS VIT Core Equity                             23,365           --           23,365          --               1            23,364
MFS VIT Emerging Growth                        697,307           --          697,307          76              46           697,185
MFS VIT Total Return                         1,220,446          229        1,220,675          --              72         1,220,603
MFS VIT Utilities                            1,383,090        2,071        1,385,161          --              85         1,385,076
NB AMT Mid-Cap Growth                        1,529,677        1,847        1,531,524          --              92         1,531,432
NB AMT Partners                                212,712           --          212,712          --              14           212,698
NB AMT Regency                                 335,149        2,513          337,662          --              18           337,644
PIMCO VIT OPCAP Global Equity                  139,686          873          140,559          --               9           140,550
PIMCO VIT OPCAP Managed                         54,064           --           54,064          --               4            54,060
Putnam VT Growth & Income Class IB              34,480           --           34,480          --               2            34,478
Putnam VT Health Sciences Class IB              62,939           67           63,006          --               4            63,002

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

                                                       DIVIDENDS
                                                          FROM       MORTALITY AND         NET
                                                       INVESTMENT     EXPENSE           INVESTMENT
SUBACCOUNT                                               INCOME    GUARANTEE CHARGES  INCOME (LOSS)
---------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $     --        $(11,933)         $(11,933)
AIM V.I. Core Equity                                     22,960         (16,023)            6,937
AIM V.I. Diversified Income                              19,176          (2,126)           17,050
AIM V.I. International Growth                             2,104          (3,930)           (1,826)
ABVPSF Global Technology Class A                             --            (974)             (974)
ABVPSF Growth and Income Class A                          9,359          (4,660)            4,699
ABVPSF International Value Class A                        1,407          (1,031)              376
ABVPSF Large Cap Growth Class A                              --          (1,009)           (1,009)
ABVPSF Small/Mid Cap Value Class A                        3,390          (2,774)              616
American Century VP Inflation Protection                 21,523          (2,846)           18,677
American Funds Global Growth Class 2                     12,817          (2,265)           10,552
American Funds Global Small Capitalization Class 2       31,958          (6,783)           25,175
American Funds Growth Class 2                            35,434         (27,635)            7,799
American Funds Growth-Income Class 2                     58,466         (22,171)           36,295
American Funds International Class 2                     31,107         (12,616)           18,491
Delaware VIPT Capital Reserves                              963            (151)              812
Delaware VIPT Diversified Income                         13,796          (2,625)           11,171
Delaware VIPT Emerging Markets                           22,334         (10,219)           12,115
Delaware VIPT High Yield                                 41,220          (4,634)           36,586
Delaware VIPT REIT                                       12,081          (6,483)            5,598
Delaware VIPT Small Cap Value                             7,326         (10,784)           (3,458)
Delaware VIPT Trend                                          --          (6,301)           (6,301)
Delaware VIPT U.S. Growth                                    --            (709)             (709)
Delaware VIPT Value                                       9,038          (4,434)            4,604
DWS VIP Equity 500 Index                                 41,278         (20,615)           20,663
DWS VIP Small Cap Index                                   7,874          (6,689)            1,185
Fidelity VIP Asset Manager                               17,148          (2,243)           14,905
Fidelity VIP Contrafund Service Class                    14,544         (12,269)            2,275
Fidelity VIP Equity-Income                               11,574          (5,894)            5,680
Fidelity VIP Equity-Income Service Class                  6,820          (3,192)            3,628
Fidelity VIP Growth Service Class                         3,114          (3,690)             (576)
Fidelity VIP Growth Opportunities Service Class              --            (488)             (488)
Fidelity VIP High Income Service Class                    7,048            (649)            6,399
Fidelity VIP Investment Grade Bond                       14,932          (2,752)           12,180
Fidelity VIP Mid Cap Service Class                        1,438          (1,224)              214
Fidelity VIP Overseas Service Class                       6,686          (1,507)            5,179
FTVIPT Franklin Income Securities                         3,179            (651)            2,528
FTVIPT Franklin Small-Mid Cap Growth Securities              --          (2,707)           (2,707)
FTVIPT Mutual Shares Securities                           1,683            (741)              942
FTVIPT Templeton Foreign Securities                       6,607          (2,637)            3,970
FTVIPT Templeton Foreign Securities Class 2               2,482            (945)            1,537
FTVIPT Templeton Global Asset Allocation                  8,961            (404)            8,557
FTVIPT Templeton Global Income Securities                 9,320          (1,775)            7,545
FTVIPT Templeton Growth Securities                        6,055          (2,842)            3,213
FTVIPT Templeton Growth Securities Class 2                  992            (557)              435
Janus Aspen Series Balanced                               8,437          (2,477)            5,960
Janus Aspen Series Balanced Service Shares                6,671          (2,352)            4,319
Janus Aspen Series Global Technology Service Shares         112            (252)             (140)
Janus Aspen Series Mid Cap Growth Service Shares             98          (1,114)           (1,016)
Janus Aspen Series Worldwide Growth                       3,229          (3,206)               23
Janus Aspen Series Worldwide Growth Service Shares          452            (663)             (211)
Lincoln VIPT Baron Growth Opportunities                      --             (36)              (36)
Lincoln VIPT Baron Growth Opportunities Service Class        --          (1,534)           (1,534)
Lincoln VIPT Cohen & Steers Global Real Estate              194            (149)               45
Lincoln VIPT Core                                            --              (2)               (2)
Lincoln VIPT Delaware Bond                              108,380         (15,199)           93,181
Lincoln VIPT Delaware Growth and Income                     361            (121)              240

See accompanying notes.

                                                                        DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED     APPRECIATION     IN NET ASSET
                                                        GAIN (LOSS)      GAIN ON      GAIN (LOSS)   OR DEPRECIATION     RESULTING
SUBACCOUNT                                            ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                            $ 12,753       $     --       $ 12,753        $  155,862       $ 156,682
AIM V.I. Core Equity                                       24,141             --         24,141           109,417         140,495
AIM V.I. Diversified Income                                (1,455)            --         (1,455)          (13,087)          2,508
AIM V.I. International Growth                               9,624             --          9,624            56,849          64,647
ABVPSF Global Technology Class A                           4,516              --          4,516            25,390          28,932
ABVPSF Growth and Income Class A                            5,884         31,764         37,648           (13,810)         28,537
ABVPSF International Value Class A                          1,775          4,652          6,427            (1,802)          5,001
ABVPSF Large Cap Growth Class A                             3,932             --          3,932            12,642          15,565
ABVPSF Small/Mid Cap Value Class A                          2,857         25,067         27,924           (27,362)          1,178
American Century VP Inflation Protection                      408             --            408            22,032          41,117
American Funds Global Growth Class 2                        7,001         14,295         21,296            14,932          46,780
American Funds Global Small Capitalization Class 2         48,102         77,847        125,949            30,609         181,733
American Funds Growth Class 2                              91,454        267,060        358,514            39,862         406,175
American Funds Growth-Income Class 2                       44,533        104,095        148,628           (69,164)        115,759
American Funds International Class 2                       54,603         86,229        140,832           165,532         324,855
Delaware VIPT Capital Reserves                                 10             --             10               (82)            740
Delaware VIPT Diversified Income                            2,198          1,128          3,326            16,605          31,102
Delaware VIPT Emerging Markets                             76,395         96,583        172,978           282,853         467,946
Delaware VIPT High Yield                                    4,344             --          4,344           (30,049)         10,881
Delaware VIPT REIT                                          8,208        180,808        189,016          (345,093)       (150,479)
Delaware VIPT Small Cap Value                              43,952        116,394        160,346          (262,647)       (105,759)
Delaware VIPT Trend                                        23,250          5,683         28,933            58,816          81,448
Delaware VIPT U.S. Growth                                   2,620             --          2,620            11,100          13,011
Delaware VIPT Value                                        11,911         14,266         26,177           (56,658)        (25,877)
DWS VIP Equity 500 Index                                   42,928             --         42,928            55,930         119,521
DWS VIP Small Cap Index                                     6,199         57,701         63,900           (91,268)        (26,183)
Fidelity VIP Asset Manager                                  1,284          7,653          8,937            14,376          38,218
Fidelity VIP Contrafund Service Class                      46,851        434,217        481,068          (227,895)        255,448
Fidelity VIP Equity-Income                                 47,009         51,025         98,034           (81,217)         22,497
Fidelity VIP Equity-Income Service Class                    9,611         32,053         41,664           (41,670)          3,622
Fidelity VIP Growth Service Class                          27,285            460         27,745            86,319         113,488
Fidelity VIP Growth Opportunities Service Class             1,902             --          1,902            11,577          12,991
Fidelity VIP High Income Service Class                        275             --            275            (5,059)          1,615
Fidelity VIP Investment Grade Bond                         (1,306)            --         (1,306)              833          11,707
Fidelity VIP Mid Cap Service Class                          2,401         13,484         15,885             8,499          24,598
Fidelity VIP Overseas Service Class                        16,235         14,534         30,769            (2,800)         33,148
FTVIPT Franklin Income Securities                             292            565            857            (3,200)            185
FTVIPT Franklin Small-Mid Cap Growth Securities             8,522         26,198         34,720             2,620          34,633
FTVIPT Mutual Shares Securities                                94          3,661          3,755            (6,133)         (1,436)
FTVIPT Templeton Foreign Securities                         9,455         13,680         23,135            17,767          44,872
FTVIPT Templeton Foreign Securities Class 2                 5,450          5,662         11,112             4,211          16,860
FTVIPT Templeton Global Asset Allocation                     (304)        11,602         11,298           (15,344)          4,511
FTVIPT Templeton Global Income Securities                   1,578             --          1,578            19,548          28,671
FTVIPT Templeton Growth Securities                         25,133         17,044         42,177           (36,103)          9,287
FTVIPT Templeton Growth Securities Class 2                  1,429          3,166          4,595            (4,153)            877
Janus Aspen Series Balanced                                 7,460             --          7,460            16,009          29,429
Janus Aspen Series Balanced Service Shares                 10,422             --         10,422            12,236          26,977
Janus Aspen Series Global Technology Service Shares           689             --            689             5,675           6,224
Janus Aspen Series Mid Cap Growth Service Shares            3,750            759          4,509            22,313          25,806
Janus Aspen Series Worldwide Growth                        11,294             --         11,294            23,404          34,721
Janus Aspen Series Worldwide Growth Service Shares          1,997             --          1,997             4,461           6,247
Lincoln VIPT Baron Growth Opportunities                         2             --              2              (314)           (348)
Lincoln VIPT Baron Growth Opportunities Service Class       4,746         21,343         26,089           (21,028)          3,527
Lincoln VIPT Cohen & Steers Global Real Estate                (53)            --            (53)           (6,464)         (6,472)
Lincoln VIPT Core                                             110             --            110               (97)             11
Lincoln VIPT Delaware Bond                                   (529)            --           (529)            4,672          97,324
Lincoln VIPT Delaware Growth and Income                        29             --             29              (576)           (307)

                                                       DIVIDENDS    MORTALITY AND
                                                          FROM         EXPENSE          NET
                                                       INVESTMENT     GUARANTEE      INVESTMENT
SUBACCOUNT                                               INCOME        CHARGES      INCOME (LOSS)
-------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Social Awareness                  $    702      $   (560)       $    142
Lincoln VIPT FI Equity-Income                              1,762          (822)            940
Lincoln VIPT Growth Opportunities                             --           (24)            (24)
Lincoln VIPT Janus Capital Appreciation                       96          (287)           (191)
Lincoln VIPT Marsico International Growth                     10            (8)              2
Lincoln VIPT MFS Value                                       213           (19)            194
Lincoln VIPT Mid-Cap Growth                                   --           (83)            (83)
Lincoln VIPT Mid-Cap Value                                    92           (79)             13
Lincoln VIPT Mondrian International Value                 10,985        (3,166)          7,819
Lincoln VIPT Money Market                                207,504       (33,633)        173,871
Lincoln VIPT S&P 500 Index                                 2,086          (502)          1,584
Lincoln VIPT Small-Cap Index                                 383          (135)            248
Lincoln VIPT T. Rowe Price Growth Stock                      124          (125)             (1)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth          --          (346)           (346)
Lincoln VIPT Templeton Growth                                610          (110)            500
Lincoln VIPT UBS Global Asset Allocation                   3,175        (1,203)          1,972
Lincoln VIPT Value Opportunities                              --            (9)             (9)
Lincoln VIPT Wilshire 2040 Profile                             3            --               3
Lincoln VIPT Wilshire Aggressive Profile                   2,226          (934)          1,292
Lincoln VIPT Wilshire Conservative Profile                 1,696          (530)          1,166
Lincoln VIPT Wilshire Moderate Profile                     6,810        (2,685)          4,125
Lincoln VIPT Wilshire Moderately Aggressive Profile       19,605        (5,077)         14,528
M Fund Brandes International Equity                           29            (6)             23
MFS VIT Core Equity                                           79          (180)           (101)
MFS VIT Emerging Growth                                       --        (4,964)         (4,964)
MFS VIT Total Return                                      32,670        (9,211)         23,459
MFS VIT Utilities                                         10,949        (9,058)          1,891
NB AMT Mid-Cap Growth                                         --       (10,452)        (10,452)
NB AMT Partners                                            1,345        (1,530)           (185)
NB AMT Regency                                             1,570        (2,242)           (672)
PIMCO VIT OPCAP Global Equity                              1,268        (1,209)             59
PIMCO VIT OPCAP Managed                                    1,531          (542)            989
Putnam VT Growth & Income Class IB                           493          (311)            182
Putnam VT Health Sciences Class IB                           502          (509)             (7)

See accompanying notes.

                                                                        DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED    APPRECIATION     IN NET ASSETS
                                                        GAIN (LOSS)      GAIN ON      GAIN (LOSS)   OR DEPRECIATION     RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Social Awareness                    $ 2,457        $    --       $  2,457        $ (1,931)         $    668
Lincoln VIPT FI Equity-Income                                 538          9,310          9,848          (7,177)            3,611
Lincoln VIPT Growth Opportunities                             694             --            694            (207)              463
Lincoln VIPT Janus Capital Appreciation                     2,260             --          2,260           4,004             6,073
Lincoln VIPT Marsico International Growth                     (70)            --            (70)           (202)             (270)
Lincoln VIPT MFS Value                                       (541)            --           (541)            397                50
Lincoln VIPT Mid-Cap Growth                                   265             --            265           2,215             2,397
Lincoln VIPT Mid-Cap Value                                   (799)            --           (799)         (1,196)           (1,982)
Lincoln VIPT Mondrian International Value                  15,679         14,141         29,820           4,906            42,545
Lincoln VIPT Money Market                                      --             --             --              --           173,871
Lincoln VIPT S&P 500 Index                                    438             --            438          (2,126)             (104)
Lincoln VIPT Small-Cap Index                                 (307)            --           (307)           (470)             (529)
Lincoln VIPT T. Rowe Price Growth Stock                       316             --            316             637               952
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth          770             --            770           6,695             7,119
Lincoln VIPT Templeton Growth                                   1             --              1            (207)              294
Lincoln VIPT UBS Global Asset Allocation                    3,951          8,579         12,530          (3,587)           10,915
Lincoln VIPT Value Opportunities                               --             --             --               2                (7)
Lincoln VIPT Wilshire 2040 Profile                             23             --             23              --                26
Lincoln VIPT Wilshire Aggressive Profile                    6,701          2,963          9,664           4,430            15,386
Lincoln VIPT Wilshire Conservative Profile                  3,019            430          3,449           3,432             8,047
Lincoln VIPT Wilshire Moderate Profile                      5,853          2,152          8,005          24,794            36,924
Lincoln VIPT Wilshire Moderately Aggressive Profile         9,496         11,349         20,845          26,894            62,267
M Fund Brandes International Equity                             6            187            193            (135)               81
MFS VIT Core Equity                                           633             --            633           1,704             2,236
MFS VIT Emerging Growth                                    13,061             --         13,061         106,646           114,743
MFS VIT Total Return                                       28,239         31,236         59,475         (39,517)           43,417
MFS VIT Utilities                                          45,645         79,360        125,005         153,465           280,361
NB AMT Mid-Cap Growth                                      43,836             --         43,836         237,613           270,997
NB AMT Partners                                             2,253         21,045         23,298          (6,504)           16,609
NB AMT Regency                                              3,832          9,436         13,268          (6,161)            6,435
PIMCO VIT OPCAP Global Equity                               2,683         36,869         39,552         (29,270)           10,341
PIMCO VIT OPCAP Managed                                       693          5,162          5,855          (4,719)            2,125
Putnam VT Growth & Income Class IB                            369          5,665          6,034          (8,720)           (2,504)
Putnam VT Health Sciences Class IB                            549             --            549          (1,555)           (1,013)

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2006 AND 2007

                                                    AIM V.I.                  AIM V.I.     AIM V.I.
                                                    CAPITAL      AIM V.I.   DIVERSIFIED  INTERNATIONAL
                                                 APPRECIATION  CORE EQUITY     INCOME       GROWTH
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $  332,030   $       --    $279,034      $348,780
Changes From Operations:
   - Net investment income (loss)                     (7,635)         502      14,249         1,195
   - Net realized gain (loss) on investments             427        5,126      (1,639)        7,902
   - Net change in unrealized appreciation or
     depreciation on investments                       9,658      148,734      (3,013)       87,524
                                                  ----------   ----------    --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     2,450      154,362       9,597        96,621
Change From Unit Transactions:
   - Contract purchases                              157,691      184,461       6,200        13,341
   - Contract withdrawals                           (244,526)    (161,545)    (20,832)      (17,683)
   - Contract transfers                            1,120,440    1,729,410      (3,521)       15,393
                                                  ----------   ----------    --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,033,605    1,752,326     (18,153)       11,051
                                                  ----------   ----------    --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,036,055    1,906,688      (8,556)      107,672
                                                  ----------   ----------    --------      --------
NET ASSETS AT DECEMBER 31, 2006                    1,368,085    1,906,688     270,478       456,452
Changes From Operations:
   - Net investment income (loss)                    (11,933)       6,937      17,050        (1,826)
   - Net realized gain (loss) on investments          12,753       24,141      (1,455)        9,624
   - Net change in unrealized appreciation or
     depreciation on investments                     155,862      109,417     (13,087)       56,849
                                                  ----------   ----------    --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         156,682      140,495       2,508        64,647
Change From Unit Transactions:
   - Contract purchases                              185,461      244,917       6,980        16,450
   - Contract withdrawals                           (149,781)    (203,537)    (22,668)      (15,109)
   - Contract transfers                               (2,862)     (24,989)      1,589         1,128
                                                  ----------   ----------    --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             32,818       16,391     (14,099)        2,469
                                                  ----------   ----------    --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              189,500      156,886     (11,591)       67,116
                                                  ----------   ----------    --------      --------
NET ASSETS AT DECEMBER 31, 2007                   $1,557,585   $2,063,574    $258,887      $523,568
                                                  ==========   ==========    ========      ========

See accompanying notes.

                                                    ABVPSF      ABVPSF        ABVPSF       ABVPSF        ABVPSF
                                                    GLOBAL    GROWTH AND  INTERNATIONAL  LARGE CAP   SMALL/MID CAP
                                                  TECHNOLOGY    INCOME        VALUE        GROWTH        VALUE
                                                    CLASS A     CLASS A      CLASS A       CLASS A      CLASS A
                                                  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $ 32,191    $369,915     $     --      $104,913     $204,501
Changes From Operations:
   - Net investment income (loss)                      (347)      2,480          (36)         (787)        (902)
   - Net realized gain (loss) on investments            633      25,875           15         1,824       19,991
   - Net change in unrealized appreciation or
     depreciation on investments                      6,135      38,375        2,019        (2,565)      15,989
                                                   --------    --------     --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    6,421      66,730        1,998        (1,528)      35,078
Change From Unit Transactions:
   - Contract purchases                              18,067      83,296        8,777        14,630       96,285
   - Contract withdrawals                            (4,250)    (30,209)      (1,021)      (10,918)     (20,670)
   - Contract transfers                              16,755      22,112       55,944         1,720       26,808
                                                   --------    --------     --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            30,572      75,199       63,700         5,432      102,423
                                                   --------    --------     --------      --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              36,993     141,929       65,698         3,904      137,501
                                                   --------    --------     --------      --------     --------
NET ASSETS AT DECEMBER 31, 2006                      69,184     511,844       65,698       108,817      342,002
Changes From Operations:
   - Net investment income (loss)                      (974)      4,699          376        (1,009)         616
   - Net realized gain (loss) on investments          4,516      37,648        6,427         3,932       27,924
   - Net change in unrealized appreciation or
     depreciation on investments                     25,390     (13,810)      (1,802)       12,642      (27,362)
                                                   --------    --------     --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         28,932      28,537        5,001        15,565        1,178
Change From Unit Transactions:
   - Contract purchases                              27,698      75,349       38,487        18,618       53,087
   - Contract withdrawals                            (8,471)    (32,506)     (17,037)      (10,388)     (21,652)
   - Contract transfers                              82,115      98,071      161,880         5,152       24,849
                                                   --------    --------     --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           101,342     140,914      183,330        13,382       56,284
                                                   --------    --------     --------      --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             130,274     169,451      188,331        28,947       57,462
                                                   --------    --------     --------      --------     --------
NET ASSETS AT DECEMBER 31, 2007                    $199,458    $681,295     $254,029      $137,764     $399,464
                                                   ========    ========     ========      ========     ========

                                                                                  AMERICAN
                                                    AMERICAN      AMERICAN          FUNDS       AMERICAN
                                                    CENTURY         FUNDS       GLOBAL SMALL      FUNDS
                                                  VP INFLATION  GLOBAL GROWTH  CAPITALIZATION    GROWTH
                                                   PROTECTION      CLASS 2         CLASS 2       CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                       $213,822      $155,026       $  314,712    $2,326,561
Changes From Operations:
   - Net investment income (loss)                      7,744           346           (1,460)        4,109
   - Net realized gain (loss) on investments            (300)        3,516           47,645        60,082
   - Net change in unrealized appreciation or
     depreciation on investments                      (3,625)       32,800           93,037       202,399
                                                    --------      --------       ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     3,819        36,662          139,222       266,590
Change From Unit Transactions:
   - Contract purchases                               80,074        68,195           81,137       517,503
   - Contract withdrawals                            (22,688)      (16,673)         (36,726)     (274,816)
   - Contract transfers                               93,908        10,679          375,151       505,738
                                                    --------      --------       ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            151,294        62,201          419,562       748,425
                                                    --------      --------       ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              155,113        98,863          558,784     1,015,015
                                                    --------      --------       ----------    ----------
NET ASSETS AT DECEMBER 31, 2006                      368,935       253,889          873,496     3,341,576
Changes From Operations:
   - Net investment income (loss)                     18,677        10,552           25,175         7,799
   - Net realized gain (loss) on investments             408        21,296          125,949       358,514
   - Net change in unrealized appreciation or
     depreciation on investments                      22,032        14,932           30,609        39,862
                                                    --------      --------       ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          41,117        46,780          181,733       406,175
Change From Unit Transactions:
   - Contract purchases                               58,622        76,546          106,754       526,179
   - Contract withdrawals                            (26,746)      (23,858)         (47,553)     (249,696)
   - Contract transfers                               59,613       256,230          152,632       810,184
                                                    --------      --------       ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             91,489       308,918          211,833     1,086,667
                                                    --------      --------       ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              132,606       355,698          393,566     1,492,842
                                                    --------      --------       ----------    ----------
NET ASSETS AT DECEMBER 31, 2007                     $501,541      $609,587       $1,267,062    $4,834,418
                                                    ========      ========       ==========    ==========

                                                    AMERICAN       AMERICAN      DELAWARE     DELAWARE
                                                     FUNDS          FUNDS          VIPT        VIPT
                                                  GROWTH-INCOME  INTERNATIONAL   CAPITAL    DIVERSIFIED
                                                    CLASS 2        CLASS 2       RESERVES     INCOME
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $ 1,715,634     $  999,614     $    --     $  145,415
Changes From Operations:
   - Net investment income (loss)                      23,822         13,006          659         1,719
   - Net realized gain (loss) on investments           71,009         29,806           --            62
   - Net change in unrealized appreciation or
     depreciation on investments                      232,561        164,665           42        15,224
                                                  -----------     ----------     --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    327,392        207,477          701        17,005
Change From Unit Transactions:
   - Contract purchases                               467,741        198,323        2,970        71,465
   - Contract withdrawals                            (182,848)       (83,686)        (778)      (22,336)
   - Contract transfers                               480,982        134,965       18,134       128,475
                                                  -----------     ----------     --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             765,875        249,602       20,326       177,604
                                                  -----------     ----------     --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,093,267        457,079       21,027       194,609
                                                  -----------     ----------     --------    ----------
NET ASSETS AT DECEMBER 31, 2006                     2,808,901      1,456,693       21,027       340,024
Changes From Operations:
   - Net investment income (loss)                      36,295         18,491          812        11,171
   - Net realized gain (loss) on investments          148,628        140,832           10         3,326
   - Net change in unrealized appreciation or
     depreciation on investments                      (69,164)       165,532          (82)       16,605
                                                  -----------     ----------     --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          115,759        324,855          740        31,102
Change From Unit Transactions:
   - Contract purchases                               337,391        239,737        1,086        95,507
   - Contract withdrawals                            (175,099)      (117,375)        (512)      (38,911)
   - Contract transfers                               856,924        355,824       (1,882)      134,359
                                                  -----------     ----------     --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,019,216        478,186       (1,308)      190,955
                                                  -----------     ----------     --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,134,975        803,041         (568)      222,057
                                                  -----------     ----------     --------    ----------
NET ASSETS AT DECEMBER 31, 2007                   $ 3,943,876     $2,259,734     $ 20,459    $  562,081
                                                  ===========     ==========     ========    ==========

See accompanying notes.

                                                     DELAWARE                               DELAWARE
                                                       VIPT       DELAWARE     DELAWARE       VIPT        DELAWARE
                                                     EMERGING       VIPT         VIPT       SMALL CAP       VIPT
                                                      MARKETS    HIGH YIELD      REIT         VALUE        TREND
                                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                        $  717,388   $381,255     $ 563,477    $1,157,223    $675,124
Changes From Operations:
   - Net investment income (loss)                         3,035     24,010         7,306        (6,672)     (5,190)
   - Net realized gain (loss) on investments             46,982      3,470        61,398       124,224      22,138
   - Net change in unrealized appreciation or
     depreciation on investments                        184,008     26,256       132,012        65,808      32,959
                                                     ----------   --------     ---------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      234,025     53,736       200,716       183,360      49,907
Change From Unit Transactions:
   - Contract purchases                                 260,574    125,215       126,617       177,307      90,778
   - Contract withdrawals                               (41,522)   (50,353)      (73,077)     (129,190)    (74,910)
   - Contract transfers                                  29,864     71,326        56,888        39,474      (7,471)
                                                     ----------   --------     ---------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               248,916    146,188       110,428        87,591       8,397
                                                     ----------   --------     ---------    ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 482,941    199,924       311,144       270,951      58,304
                                                     ----------   --------     ---------    ----------    --------
NET ASSETS AT DECEMBER 31, 2006                       1,200,329    581,179       874,621     1,428,174     733,428
Changes From Operations:
   - Net investment income (loss)                        12,115     36,586         5,598        (3,458)     (6,301)
   - Net realized gain (loss) on investments            172,978      4,344       189,016       160,346      28,933
   - Net change in unrealized appreciation or
     depreciation on investments                        282,853    (30,049)     (345,093)     (262,647)     58,816
                                                     ----------   --------     ---------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                            467,946     10,881      (150,479)     (105,759)     81,448
Change From Unit Transactions:
   - Contract purchases                                  89,274    113,257       144,412       143,108     100,989
   - Contract withdrawals                               (39,399)   (49,974)      (79,854)     (170,319)    (67,204)
   - Contract transfers                                  60,125     61,145       102,307        90,273      82,857
                                                     ----------   --------     ---------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               110,000    124,428       166,865        63,062     116,642
                                                     ----------   --------     ---------    ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 577,946    135,309        16,386       (42,697)    198,090
                                                     ----------   --------     ---------    ----------    --------
NET ASSETS AT DECEMBER 31, 2007                      $1,778,275   $716,488     $ 891,007    $1,385,477    $931,518
                                                     ==========   ========     =========    ==========    ========

                                                      DELAWARE     DELAWARE      DWS VIP        DWS VIP
                                                        VIPT         VIPT       EQUITY 500     SMALL CAP
                                                     U.S. GROWTH    VALUE         INDEX          INDEX
                                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                         $ 94,706     $238,522     $2,170,532    $654,949
Changes From Operations:
   - Net investment income (loss)                         (590)       1,666          8,626        (862)
   - Net realized gain (loss) on investments               379        9,624         46,432      40,240
   - Net change in unrealized appreciation or
     depreciation on investments                         2,134       62,861        274,745      73,722
                                                      --------     ---------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       1,923       74,151        329,803     113,100
Change From Unit Transactions:
   - Contract purchases                                  5,339       87,066        345,651      88,715
   - Contract withdrawals                               (3,852)     (23,841)      (296,601)    (45,575)
   - Contract transfers                                  8,870      138,072         19,410      63,721
                                                      --------     ---------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               10,357      201,297         68,460     106,861
                                                      --------     ---------    ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 12,280      275,448        398,263     219,961
                                                      --------     ---------    ----------    --------
NET ASSETS AT DECEMBER 31, 2006                        106,986      513,970      2,568,795     874,910
Changes From Operations:
   - Net investment income (loss)                         (709)       4,604         20,663       1,185
   - Net realized gain (loss) on investments             2,620       26,177         42,928      63,900
   - Net change in unrealized appreciation or
     depreciation on investments                        11,100      (56,658)        55,930     (91,268)
                                                      --------     ---------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                            13,011      (25,877)       119,521     (26,183)
Change From Unit Transactions:
   - Contract purchases                                  8,676       78,100        308,777      56,019
   - Contract withdrawals                               (4,228)     (37,012)      (177,079)    (36,835)
   - Contract transfers                                  1,314       26,939          7,685      27,426
                                                      --------     ---------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                5,762        68,027       139,383      46,610
                                                      --------     ---------    ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 18,773        42,150       258,904      20,427
                                                      --------     ---------    ----------    --------
NET ASSETS AT DECEMBER 31, 2007                       $125,759     $ 556,120    $2,827,699    $895,337
                                                      ========     =========    ==========    ========

                                                           FIDELITY VIP   FIDELITY VIP                  FIDELITY VIP
                                                               ASSET       CONTRAFUND    FIDELITY VIP  EQUITY-INCOME
                                                              MANAGER    SERVICE CLASS  EQUITY-INCOME  SERVICE CLASS
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                $260,260      $1,073,757     $ 633,320       $296,800
Changes From Operations:
   - Net investment income (loss)                               4,856           5,510        17,707          7,926
   - Net realized gain (loss) on investments                      542         146,268        93,278         46,632
   - Net change in unrealized appreciation or
     depreciation on investments                               11,103         (18,048)       14,285          4,578
                                                             --------      ----------     ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             16,501         133,730       125,270         59,136
Change From Unit Transactions:
   - Contract purchases                                         2,974         268,687        96,029         38,368
   - Contract withdrawals                                     (14,933)       (112,794)      (77,945)       (20,334)
   - Contract transfers                                         2,626         158,092         5,080          3,958
                                                             --------      ----------     ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (9,333)        313,985        23,164         21,992
                                                             --------      ----------     ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         7,168         447,715       148,434         81,128
                                                             --------      ----------     ---------       --------
NET ASSETS AT DECEMBER 31, 2006                               267,428       1,521,472       781,754        377,928
Changes From Operations:
   - Net investment income (loss)                              14,905           2,275         5,680          3,628
   - Net realized gain (loss) on investments                    8,937         481,068        98,034         41,664
   - Net change in unrealized appreciation or
     depreciation on investments                               14,376        (227,895)      (81,217)       (41,670)
                                                             --------      ----------     ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                   38,218         255,448        22,497          3,622
Change From Unit Transactions:
   - Contract purchases                                         5,777         197,752        76,852         40,821
   - Contract withdrawals                                     (15,988)       (175,461)      (74,813)       (22,186)
   - Contract transfers                                          (301)            828      (198,402)       (18,468)
                                                             --------      ----------     ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (10,512)         23,119      (196,363)           167
                                                             --------      ----------     ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        27,706         278,567      (173,866)         3,789
                                                             --------      ----------     ---------       --------
NET ASSETS AT DECEMBER 31, 2007                              $295,134      $1,800,039     $ 607,888       $381,717
                                                             ========      ==========     =========       ========

See accompanying notes.

                                                                           FIDELITY VIP
                                                            FIDELITY VIP      GROWTH      FIDELITY VIP  FIDELITY VIP   FIDELITY VIP
                                                               GROWTH     OPPORTUNITIES   HIGH INCOME    INVESTMENT      MID CAP
                                                           SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   GRADE BOND   SERVICE CLASS
                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                 $429,947       $49,243        $ 82,155      $ 357,904      $ 12,329
Changes From Operations:
   - Net investment income (loss)                               (2,044)          (88)          5,516         11,118          (334)
   - Net realized gain (loss) on investments                    12,206           723             559            (31)        1,775
   - Net change in unrealized appreciation or
     depreciation on investments                                16,119         1,908           2,313          1,078         4,137
                                                              --------       -------        --------      ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              26,281         2,543           8,388         12,165         5,578
Change From Unit Transactions:
   - Contract purchases                                         62,319         8,459          11,103         16,563        88,553
   - Contract withdrawals                                      (44,009)       (5,133)        (15,940)       (24,880)      (12,013)
   - Contract transfers                                        (30,234)        2,588          (2,564)        (2,527)       31,576
                                                              --------       -------        --------      ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (11,924)        5,914          (7,401)       (10,844)      108,116
                                                              --------       -------        --------      ---------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         14,357         8,457             987          1,321       113,694
                                                              --------       -------        --------      ---------      --------
NET ASSETS AT DECEMBER 31, 2006                                444,304        57,700          83,142        359,225       126,023
Changes From Operations:
   - Net investment income (loss)                                 (576)         (488)          6,399         12,180           214
   - Net realized gain (loss) on investments                    27,745         1,902             275         (1,306)       15,885
   - Net change in unrealized appreciation or
     depreciation on investments                                86,319        11,577          (5,059)           833         8,499
                                                              --------       -------        --------      ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                   113,488        12,991           1,615         11,707        24,598
Change From Unit Transactions:
   - Contract purchases                                         59,593         9,321           8,996          9,593        55,663
   - Contract withdrawals                                      (77,898)       (5,508)        (10,979)      (101,462)      (17,041)
   - Contract transfers                                          9,450        (2,027)          2,427          4,398        69,289
                                                              --------       -------        --------      ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 (8,855)        1,786             444        (87,471)      107,911
                                                              --------       -------        --------      ---------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        104,633        14,777           2,059        (75,764)      132,509
                                                              --------       -------        --------      ---------      --------
NET ASSETS AT DECEMBER 31, 2007                               $548,937       $72,477        $ 85,201      $ 283,461      $258,532
                                                              ========       =======        ========      =========      ========

                                                                                          FTVIPT
                                                                            FTVIPT       FRANKLIN      FTVIPT
                                                            FIDELITY VIP   FRANKLIN   SMALL-MID CAP    MUTUAL
                                                              OVERSEAS      INCOME        GROWTH       SHARES
                                                           SERVICE CLASS  SECURITIES    SECURITIES   SECURITIES
                                                             SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                 $140,741     $     --      $200,006     $     --
Changes From Operations:
   - Net investment income (loss)                                   53          (26)       (1,904)         (35)
   - Net realized gain (loss) on investments                     6,036           31         3,328           29
   - Net change in unrealized appreciation or
     depreciation on investments                                22,088          513        23,447          873
                                                              --------     --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              28,177          518        24,871          867
Change From Unit Transactions:
   - Contract purchases                                         39,647        1,916        59,872        6,257
   - Contract withdrawals                                      (13,594)        (885)      (19,320)      (1,205)
   - Contract transfers                                          2,692       40,669        61,807       40,832
                                                              --------     --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 28,745       41,700       102,359       45,884
                                                              --------     --------      --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         56,922       42,218       127,230       46,751
                                                              --------     --------      --------     --------
NET ASSETS AT DECEMBER 31, 2006                                197,663       42,218       327,236       46,751
Changes From Operations:
   - Net investment income (loss)                                5,179        2,528        (2,707)         942
   - Net realized gain (loss) on investments                    30,769          857        34,720        3,755
   - Net change in unrealized appreciation or
     depreciation on investments                                (2,800)      (3,200)        2,620       (6,133)
                                                              --------     --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                    33,148          185        34,633       (1,436)
Change From Unit Transactions:
   - Contract purchases                                         48,436       34,056        55,547       41,002
   - Contract withdrawals                                      (21,998)      (9,157)      (31,892)     (13,855)
   - Contract transfers                                        (43,763)      75,403        29,700      127,154
                                                              --------     --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (17,325)     100,302        53,355      154,301
                                                              --------     --------      --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         15,823      100,487        87,988      152,865
                                                              --------     --------      --------     --------
NET ASSETS AT DECEMBER 31, 2007                               $213,486     $142,705      $415,224     $199,616
                                                              ========     ========      ========     ========

                                                               FTVIPT      FTVIPT      FTVIPT
                                                   FTVIPT     TEMPLETON   TEMPLETON   TEMPLETON
                                                  TEMPLETON   FOREIGN      GLOBAL      GLOBAL
                                                   FOREIGN   SECURITIES    ASSET       INCOME
                                                 SECURITIES   CLASS 2    ALLOCATION  SECURITIES
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $295,167    $114,952    $ 39,499    $  9,088
Changes From Operations:
   - Net investment income (loss)                    1,751         596       2,793       3,032
   - Net realized gain (loss) on investments        22,755       9,386       3,642         158
   - Net change in unrealized appreciation or
     depreciation on investments                    35,384      11,990       1,520      10,979
                                                  --------    --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  59,890      21,972       7,955      14,169
Change From Unit Transactions:
   - Contract purchases                             28,110      14,379       6,372     160,490
   - Contract withdrawals                          (94,355)    (28,363)     (4,877)    (13,688)
   - Contract transfers                             11,376      (1,570)     (3,133)     59,041
                                                  --------    --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (54,869)    (15,554)     (1,638)    205,843
                                                  --------    --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              5,021       6,418       6,317     220,012
                                                  --------    --------    --------    --------
NET ASSETS AT DECEMBER 31, 2006                    300,188     121,370      45,816     229,100
Changes From Operations:
   - Net investment income (loss)                    3,970       1,537       8,557       7,545
   - Net realized gain (loss) on investments        23,135      11,112      11,298       1,578
   - Net change in unrealized appreciation or
     depreciation on investments                    17,767       4,211     (15,344)     19,548
                                                  --------    --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        44,872      16,860       4,511      28,671
Change From Unit Transactions:
   - Contract purchases                             36,455      12,269       6,681      41,813
   - Contract withdrawals                          (29,072)    (11,189)     (5,169)    (20,793)
   - Contract transfers                             25,710      (7,759)      1,393      81,935
                                                  --------    --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           33,093      (6,679)      2,905     102,955
                                                  --------    --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             77,965      10,181       7,416     131,626
                                                  --------    --------    --------    --------
NET ASSETS AT DECEMBER 31, 2007                   $378,153    $131,551    $ 53,232    $360,726
                                                  ========    ========    ========    ========

See accompanying notes.

                                                                                                   JANUS       JANUS
                                                                                       JANUS       ASPEN       ASPEN
                                                               FTVIPT                  ASPEN       SERIES      SERIES      JANUS
                                                  FTVIPT      TEMPLETON    JANUS       SERIES      GLOBAL     MID CAP      ASPEN
                                                 TEMPLETON     GROWTH      ASPEN      BALANCED   TECHNOLOGY    GROWTH      SERIES
                                                  GROWTH     SECURITIES   SERIES      SERVICE     SERVICE     SERVICE     WORLDWIDE
                                                 SECURITIES    CLASS 2   BALANCED      SHARES      SHARES      SHARES      GROWTH
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $273,371     $40,770    $260,185    $248,725    $31,778     $105,173    $331,542
Changes From Operations:
   - Net investment income (loss)                    2,336         250       3,887       3,120       (228)        (880)      3,601
   - Net realized gain (loss) on investments        21,569       2,704       7,474       2,866        648        4,490       2,752
   - Net change in unrealized appreciation or
     depreciation on investments                    32,359       6,201      15,812      18,463      1,657        9,768      52,048
                                                  --------     -------    --------    --------    -------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  56,264       9,155      27,173      24,449      2,077       13,378      58,401
Change From Unit Transactions:
   - Contract purchases                             48,994       5,195      32,490      31,955      3,204       19,495      42,986
   - Contract withdrawals                          (49,662)     (3,958)    (34,944)    (23,217)    (3,201)      (7,831)    (35,707)
   - Contract transfers                             22,942      10,380      16,946         316     (4,403)     (10,888)     (3,275)
                                                  --------     -------    --------    --------    -------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           22,274      11,617      14,492       9,054     (4,400)         776       4,004
                                                  --------     -------    --------    --------    -------     --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             78,538      20,772      41,665      33,503     (2,323)      14,154      62,405
                                                  --------     -------    --------    --------    -------     --------    --------
NET ASSETS AT DECEMBER 31, 2006                    351,909      61,542     301,850     282,228     29,455      119,327     393,947
Changes From Operations:
   - Net investment income (loss)                    3,213         435       5,960       4,319       (140)       1,016)         23
   - Net realized gain (loss) on investments        42,177       4,595       7,460      10,422        689        4,509      11,294
   - Net change in unrealized appreciation or
     depreciation on investments                   (36,103)     (4,153)     16,009      12,236      5,675       22,313      23,404
                                                  --------     -------    --------    --------    -------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         9,287         877      29,429      26,977      6,224       25,806      34,721
Change From Unit Transactions:
   - Contract purchases                             71,511      10,603      50,445      33,058      2,965       15,635      44,469
   - Contract withdrawals                          (77,364)     (7,644)    (36,735)    (37,917)    (2,553)      (6,966)    (34,144)
   - Contract transfers                             24,046       5,670      (7,955)    (11,378)      (712)       1,602     (14,799)
                                                  --------     -------    --------    --------    -------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           18,193       8,629       5,755     (16,237)      (300)      10,271      (4,474)
                                                  --------     -------    --------    --------    -------     --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             27,480       9,506      35,184      10,740      5,924       36,077      30,247
                                                  --------     -------    --------    --------    -------     --------    --------
NET ASSETS AT DECEMBER 31, 2007                   $379,389     $71,048    $337,034    $292,968    $35,379     $155,404    $424,194
                                                  ========     =======    ========    ========    =======     ========    ========

                                                   JANUS
                                                   ASPEN
                                                   SERIES       LINCOLN
                                                  WORLDWIDE       VIPT
                                                   GROWTH        BARON
                                                   SERVICE       GROWTH
                                                   SHARES    OPPORTUNITIES
                                                 SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $ 79,927      $    --
Changes From Operations:
   - Net investment income (loss)                      581           --
   - Net realized gain (loss) on investments         4,957           --
   - Net change in unrealized appreciation or
     depreciation on investments                     5,959           --
                                                  --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  11,497           --
Change From Unit Transactions:
   - Contract purchases                             11,590           --
   - Contract withdrawals                          (25,481)          --
   - Contract transfers                             (6,808)          --
                                                  --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (20,699)          --
                                                  --------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (9,202)          --
                                                  --------      -------
NET ASSETS AT DECEMBER 31, 2006                     70,725           --
Changes From Operations:
   - Net investment income (loss)                     (211)         (36)
   - Net realized gain (loss) on investments         1,997            2
   - Net change in unrealized appreciation or
     depreciation on investments                     4,461         (314)
                                                  --------      -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         6,247         (348)
Change From Unit Transactions:
   - Contract purchases                              9,596        2,088
   - Contract withdrawals                           (4,962)        (547)
   - Contract transfers                             (2,936)      10,774
                                                  --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,698       12,315
                                                  --------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,945       11,967
                                                  --------      -------
NET ASSETS AT DECEMBER 31, 2007                   $ 78,670      $11,967
                                                  ========      =======

                                                                  LINCOLN
                                                    LINCOLN        VIPT
                                                      VIPT        COHEN &
                                                     BARON        STEERS                  LINCOLN
                                                     GROWTH       GLOBAL      LINCOLN      VIPT
                                                 OPPORTUNITIES     REAL        VIPT      DELAWARE
                                                 SERVICE CLASS    ESTATE       CORE        BOND
                                                   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $135,829      $    --     $   355    $1,625,350
Changes From Operations:
   - Net investment income (loss)                    (1,066)          --           4        66,446
   - Net realized gain (loss) on investments          7,942           --           4        (1,025)
   - Net change in unrealized appreciation or
     depreciation on investments                     13,702           --          88         5,532
                                                   --------      -------     -------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   20,578           --          96        70,953
Change From Unit Transactions:
   - Contract purchases                              24,871           --         800       198,136
   - Contract withdrawals                           (21,285)          --        (166)     (195,017)
   - Contract transfers                                 546           --           8       171,775
                                                   --------      -------     -------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             4,132           --         642       174,894
                                                   --------      -------     -------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              24,710           --         738       245,847
                                                   --------      -------     -------    ----------
NET ASSETS AT DECEMBER 31, 2006                     160,539           --       1,093     1,871,197
Changes From Operations:
   - Net investment income (loss)                    (1,534)          45          (2)       93,181
   - Net realized gain (loss) on investments         26,089          (53)        110          (529)
   - Net change in unrealized appreciation or
     depreciation on investments                    (21,028)      (6,464)        (97)        4,672
                                                   --------      -------     -------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          3,527       (6,472)         11        97,324
Change From Unit Transactions:
   - Contract purchases                              33,431        1,496         200       245,620
   - Contract withdrawals                           (16,232)        (723)        (51)     (138,868)
   - Contract transfers                              22,367       39,739      (1,253)      187,209
                                                   --------      -------     -------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            39,566       40,512      (1,104)      293,961
                                                   --------      -------     -------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              43,093       34,040      (1,093)      391,285
                                                   --------      -------     -------    ----------
NET ASSETS AT DECEMBER 31, 2007                    $203,632      $34,040     $    --    $2,262,482
                                                   ========      =======     =======    ==========

See accompanying notes.

                                                   LINCOLN
                                                    VIPT       LINCOLN                                    LINCOLN
                                                  DELAWARE      VIPT                       LINCOLN         VIPT
                                                   GROWTH     DELAWARE      LINCOLN         VIPT           JANUS
                                                     AND       SOCIAL       VIPT FI        GROWTH         CAPITAL
                                                   INCOME     AWARENESS  EQUITY-INCOME  OPPORTUNITIES  APPRECIATION
                                                 SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $    --    $ 64,412     $ 62,577       $  1,127       $39,609
Changes From Operations:
   - Net investment income (loss)                       65          93          536            (14)         (237)
   - Net realized gain (loss) on investments             1       6,409        5,418             26         1,728
   - Net change in unrealized appreciation or
     depreciation on investments                        92       1,434        1,095            214         1,833
                                                   -------    --------     --------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     158       7,936        7,049            226         3,324
Change From Unit Transactions:
   - Contract purchases                                550      21,469       10,793          3,497         2,270
   - Contract withdrawals                             (130)     (7,325)      (4,203)          (791)       (3,072)
   - Contract transfers                              5,676     (23,488)      16,414          6,066        (5,660)
                                                   -------    --------     --------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            6,096      (9,344)      23,004          8,772        (6,462)
                                                   -------    --------     --------       --------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              6,254      (1,408)      30,053          8,998        (3,138)
                                                   -------    --------     --------       --------       -------
NET ASSETS AT DECEMBER 31, 2006                      6,254      63,004       92,630         10,125        36,471
Changes From Operations:
   - Net investment income (loss)                      240         142          940            (24)         (191)
   - Net realized gain (loss) on investments            29       2,457        9,848            694         2,260
   - Net change in unrealized appreciation or
     depreciation on investments                      (576)     (1,931)      (7,177)          (207)        4,004
                                                   -------    --------     --------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          (307)        668        3,611            463         6,073
Change From Unit Transactions:
   - Contract purchases                              1,004      23,523        4,588            930         2,873
   - Contract withdrawals                           (1,926)     (6,018)     (12,622)          (412)       (3,238)
   - Contract transfers                             36,975      (7,669)      51,532        (11,106)        5,418
                                                   -------    --------     --------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           36,053       9,836       43,498        (10,588)        5,053
                                                   -------    --------     --------       --------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             35,746      10,504       47,109        (10,125)       11,126
                                                   -------    --------     --------       --------       -------
NET ASSETS AT DECEMBER 31, 2007                    $42,000    $ 73,508     $139,739       $     --       $47,597
                                                   =======    ========     ========       ========       =======

                                                    LINCOLN
                                                      VIPT                   LINCOLN      LINCOLN
                                                    MARSICO       LINCOLN      VIPT        VIPT
                                                 INTERNATIONAL   VIPT MFS     MID-CAP     MID-CAP
                                                    GROWTH         VALUE      GROWTH       VALUE
                                                   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                       $    --      $    --     $    --     $    --
Changes From Operations:
   - Net investment income (loss)                        --           --          --          --
   - Net realized gain (loss) on investments             --           --          --          --
   - Net change in unrealized appreciation or
     depreciation on investments                         --           --          --          --
                                                    -------      -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --           --          --          --
Change From Unit Transactions:
   - Contract purchases                                  --           --          --          --
   - Contract withdrawals                                --           --          --          --
   - Contract transfers                                  --           --          --          --
                                                    -------      -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --           --          --          --
                                                    -------      -------     -------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --           --          --          --
                                                    -------      -------     -------     -------
NET ASSETS AT DECEMBER 31, 2006                          --           --          --          --
Changes From Operations:
   - Net investment income (loss)                         2          194         (83)         13
   - Net realized gain (loss) on investments            (70)        (541)        265        (799)
   - Net change in unrealized appreciation or
     depreciation on investments                       (202)         397       2,215      (1,196)
                                                    -------      -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           (270)          50       2,397      (1,982)
Change From Unit Transactions:
   - Contract purchases                                 148       23,044         364         380
   - Contract withdrawals                               (84)      (1,763)     (4,794)     (4,153)
   - Contract transfers                              18,250        2,137      47,421      29,497
                                                    -------      -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            18,314       23,418      42,991      25,724
                                                    -------      -------     -------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              18,044       23,468      45,388      23,742
                                                    -------      -------     -------     -------
NET ASSETS AT DECEMBER 31, 2007                     $18,044      $23,468     $45,388     $23,742
                                                    =======      =======     =======     =======

                                                    LINCOLN
                                                      VIPT        LINCOLN      LINCOLN     LINCOLN
                                                    MONDRIAN        VIPT        VIPT        VIPT
                                                 INTERNATIONAL     MONEY       S&P 500    SMALL-CAP
                                                     VALUE         MARKET       INDEX       INDEX
                                                   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $217,376     $ 4,320,053   $     --    $    --
Changes From Operations:
   - Net investment income (loss)                     6,858         154,892         --         --
   - Net realized gain (loss) on investments          8,896              --         --         --
   - Net change in unrealized appreciation or
     depreciation on investments                     56,346              --         --         --
                                                   --------     -----------   --------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   72,100         154,892         --         --
Change From Unit Transactions:
   - Contract purchases                              92,038       5,135,700         --         --
   - Contract withdrawals                           (23,867)       (843,069)        --         --
   - Contract transfers                              (2,917)     (4,311,893)        --         --
                                                   --------     -----------   --------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            65,254         (19,262)        --         --
                                                   --------     -----------   --------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             137,354         135,630         --         --
                                                   --------     -----------   --------    -------
NET ASSETS AT DECEMBER 31, 2006                     354,730       4,455,683         --         --
Changes From Operations:
   - Net investment income (loss)                     7,819         173,871      1,584        248
   - Net realized gain (loss) on investments         29,820              --        438       (307)
   - Net change in unrealized appreciation or
     depreciation on investments                      4,906              --     (2,126)      (470)
                                                   --------     -----------   --------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         42,545         173,871       (104)      (529)
Change From Unit Transactions:
   - Contract purchases                              56,564       7,052,263      3,347     14,783
   - Contract withdrawals                           (41,035)       (982,018)   (34,856)    (9,875)
   - Contract transfers                             145,160      (6,260,890)   205,590     50,215
                                                   --------     -----------   --------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           160,689        (190,645)   174,081     55,123
                                                   --------     -----------   --------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             203,234         (16,774)   173,977     54,594
                                                   --------     -----------   --------    -------
NET ASSETS AT DECEMBER 31, 2007                    $557,964     $ 4,438,909   $173,977    $54,594
                                                   ========     ===========   ========    =======

See accompanying notes.

                                                                   LINCOLN
                                                    LINCOLN          VIPT                    LINCOLN
                                                      VIPT      T. ROWE PRICE    LINCOLN      VIPT        LINCOLN
                                                 T. ROWE PRICE    STRUCTURED      VIPT     UBS GLOBAL      VIPT
                                                     GROWTH        MID-CAP      TEMPLETON     ASSET        VALUE
                                                     STOCK         GROWTH        GROWTH    ALLOCATION  OPPORTUNITIES
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                       $    --        $ 3,597      $    --     $ 67,837      $    --
Changes From Operations:
   - Net investment income (loss)                        --            (43)          --          706           --
   - Net realized gain (loss) on investments             --            114           --        5,107           --
   - Net change in unrealized appreciation or
     depreciation on investments                         --            807           --        6,558           --
                                                    -------        -------      -------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --            878           --       12,371           --
Change From Unit Transactions:
   - Contract purchases                                  --          4,740           --       14,404           --
   - Contract withdrawals                                --         (2,205)          --       (4,623)          --
   - Contract transfers                                  --          5,764           --       28,709           --
                                                    -------        -------      -------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --          8,299           --       38,490           --
                                                    -------        -------      -------     --------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --          9,177           --       50,861           --
                                                    -------        -------      -------     --------      -------
NET ASSETS AT DECEMBER 31, 2006                          --         12,774           --      118,698           --
Changes From Operations:
   - Net investment income (loss)                        (1)          (346)         500        1,972           (9)
   - Net realized gain (loss) on investments            316            770            1       12,530           --
   - Net change in unrealized appreciation or
     depreciation on investments                        637          6,695         (207)      (3,587)           2
                                                    -------        -------      -------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                            952          7,119          294       10,915           (7)
Change From Unit Transactions:
   - Contract purchases                                  14         20,832          608       34,425           --
   - Contract withdrawals                            (8,653)        (6,255)        (440)     (28,832)         (35)
   - Contract transfers                              52,138         45,179       36,939       54,546       11,388
                                                    -------        -------      -------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            43,499         59,756       37,107       60,139       11,353
                                                    -------        -------      -------     --------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              44,451         66,875       37,401       71,054       11,346
                                                    -------        -------      -------     --------      -------
NET ASSETS AT DECEMBER 31, 2007                     $44,451        $79,649      $37,401     $189,752      $11,346
                                                    =======        =======      =======     ========      =======

                                                                  LINCOLN      LINCOLN      LINCOLN
                                                    LINCOLN        VIPT         VIPT         VIPT
                                                      VIPT       WILSHIRE     WILSHIRE     WILSHIRE
                                                 WILSHIRE 2040  AGGRESSIVE  CONSERVATIVE   MODERATE
                                                    PROFILE       PROFILE      PROFILE      PROFILE
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                        $  --       $  5,123     $     --     $  1,465
Changes From Operations:
   - Net investment income (loss)                       --            251        1,262        1,106
   - Net realized gain (loss) on investments            --            570            7          217
   - Net change in unrealized appreciation or
     depreciation on investments                        --         12,033        1,161       17,463
                                                     -----       --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      --         12,854        2,430       18,786
Change From Unit Transactions:
   - Contract purchases                                 --          9,175           --      131,697
   - Contract withdrawals                               --         (9,879)        (279)     (19,656)
   - Contract transfers                                 --         85,913      110,906      219,534
                                                     -----       --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               --         85,209      110,627      331,575
                                                     -----       --------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --         98,063      113,057      350,361
                                                     -----       --------     --------     --------
NET ASSETS AT DECEMBER 31, 2006                         --        103,186      113,057      351,826
Changes From Operations:
   - Net investment income (loss)                        3          1,292        1,166        4,125
   - Net realized gain (loss) on investments            23          9,664        3,449        8,005
   - Net change in unrealized appreciation or
     depreciation on investments                        --          4,430        3,432       24,794
                                                     -----       --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                            26         15,386        8,047       36,924
Change From Unit Transactions:
   - Contract purchases                                396        101,674          163      108,492
   - Contract withdrawals                             (107)       (31,539)      (1,800)     (46,405)
   - Contract transfers                               (302)        93,737      (41,956)      96,175
                                                     -----       --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (13)       163,872      (43,593)     158,262
                                                     -----       --------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 13        179,258      (35,546)     195,186
                                                     -----       --------     --------     --------
NET ASSETS AT DECEMBER 31, 2007                      $  13       $282,444     $ 77,511     $547,012
                                                     =====       ========     ========     ========

                                                   LINCOLN
                                                    VIPT
                                                  WILSHIRE       M FUND         MFS         MFS
                                                 MODERATELY     BRANDES         VIT         VIT
                                                 AGGRESSIVE  INTERNATIONAL     CORE      EMERGING
                                                   PROFILE       EQUITY        EQUITY     GROWTH
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $   77,981      $  475       $17,632    $ 554,631
Changes From Operations:
   - Net investment income (loss)                     1,480           8           (66)      (4,459)
   - Net realized gain (loss) on investments          4,203          80           164        3,841
   - Net change in unrealized appreciation or
     depreciation on investments                     25,802          87         2,501       42,029
                                                 ----------      ------       -------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   31,485         175         2,599       41,411
Change From Unit Transactions:
   - Contract purchases                             159,233         576         3,177       87,205
   - Contract withdrawals                           (35,499)       (164)       (1,046)    (109,238)
   - Contract transfers                              96,144         (87)           15       (9,457)
                                                 ----------      ------       -------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           219,878         325         2,146      (31,490)
                                                 ----------      ------       -------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             251,363         500         4,745        9,921
                                                 ----------      ------       -------    ---------
NET ASSETS AT DECEMBER 31, 2006                     329,344         975        22,377      564,552
Changes From Operations:
   - Net investment income (loss)                    14,528          23          (101)      (4,964)
   - Net realized gain (loss) on investments         20,845         193           633       13,061
   - Net change in unrealized appreciation or
     depreciation on investments                     26,894        (135)        1,704      106,646
                                                 ----------      ------       -------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         62,267          81         2,236      114,743
Change From Unit Transactions:
   - Contract purchases                             263,696         576           733       73,140
   - Contract withdrawals                           (83,234)       (165)         (900)     (59,573)
   - Contract transfers                             927,558         (48)       (1,082)       4,323
                                                 ----------      ------       -------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         1,108,020         363        (1,249)      17,890
                                                 ----------      ------       -------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,170,287         444           987      132,633
                                                 ----------      ------       -------    ---------
NET ASSETS AT DECEMBER 31, 2007                  $1,499,631      $1,419       $23,364    $ 697,185
                                                 ==========      ======       =======    =========

See accompanying notes.

                                                     MFS                     NB
                                                     VIT         MFS         AMT         NB          NB
                                                    TOTAL        VIT       MID-CAP       AMT         AMT
                                                   RETURN     UTILITIES    GROWTH     PARTNERS     REGENCY
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $1,051,413  $  678,617  $  910,057   $136,581    $224,897
Changes From Operations:
   - Net investment income (loss)                    17,580       9,372      (8,014)        26        (558)
   - Net realized gain (loss) on investments         43,478      60,238       9,917     19,013      17,715
   - Net change in unrealized appreciation or
     depreciation on investments                     62,376     144,905     133,313     (2,402)     10,241
                                                 ----------  ----------  ----------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  123,434     214,515     135,216     16,637      27,398
Change From Unit Transactions:
   - Contract purchases                             200,273     132,718     211,783     12,297      41,305
   - Contract withdrawals                          (148,451)    (74,469)    (71,527)    (8,614)    (15,503)
   - Contract transfers                              57,524     (12,851)     35,081      7,538      22,458
                                                 ----------  ----------  ----------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           109,346      45,398     175,337     11,221      48,260
                                                 ----------  ----------  ----------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             232,780     259,913     310,553     27,858      75,658
                                                 ----------  ----------  ----------   --------    --------
NET ASSETS AT DECEMBER 31, 2006                   1,284,193     938,530   1,220,610    164,439     300,555
Changes From Operations:
   - Net investment income (loss)                    23,459       1,891     (10,452)      (185)       (672)
   - Net realized gain (loss) on investments         59,475     125,005      43,836     23,298      13,268
   - Net change in unrealized appreciation or
     depreciation on investments                    (39,517)    153,465     237,613     (6,504)     (6,161)
                                                 ----------  ----------  ----------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         43,417     280,361     270,997     16,609       6,435
Change From Unit Transactions:
   - Contract purchases                             180,411     137,956     121,969     18,357      38,072
   - Contract withdrawals                          (129,907)    (87,311)    (74,390)   (10,132)    (18,692)
   - Contract transfers                            (157,511)    115,540      (7,754)    23,425      11,274
                                                 ----------  ----------  ----------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (107,007)    166,185      39,825     31,650      30,654
                                                 ----------  ----------  ----------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (63,590)    446,546     310,822     48,259      37,089
                                                 ----------  ----------  ----------   --------    --------
NET ASSETS AT DECEMBER 31, 2007                  $1,220,603  $1,385,076  $1,531,432   $212,698    $337,644
                                                 ==========  ==========  ==========   ========    ========

                                                    PIMCO                  PUTNAM      PUTNAM
                                                     VIT        PIMCO        VT      VT HEALTH
                                                    OPCAP        VIT      GROWTH &    SCIENCES
                                                   GLOBAL       OPCAP      INCOME       CLASS
                                                   EQUITY      MANAGED    CLASS IB       IB
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $124,670   $ 57,876      $34,023     $57,189
Changes From Operations:
   - Net investment income (loss)                       15        517          246        (300)
   - Net realized gain (loss) on investments        14,817      6,241        1,282       1,972
   - Net change in unrealized appreciation or
     depreciation on investments                     9,878     (1,594)       3,499        (415)
                                                  --------   --------      -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  24,710      5,164        5,027       1,257
Change From Unit Transactions:
   - Contract purchases                              9,113      5,117          323      10,552
   - Contract withdrawals                          (12,853)    (4,103)      (1,516)     (3,863)
   - Contract transfers                              5,589      5,106          336      (7,734)
                                                  --------   --------      -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,849      6,120         (857)     (1,045)
                                                  --------   --------      -------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             26,559     11,284        4,170         212
                                                  --------   --------      -------     -------
NET ASSETS AT DECEMBER 31, 2006                    151,229     69,160       38,193      57,401
Changes From Operations:
   - Net investment income (loss)                       59        989          182          (7)
   - Net realized gain (loss) on investments        39,552      5,855        6,034         549
   - Net change in unrealized appreciation or
     depreciation on investments                   (29,270)    (4,719)      (8,720)     (1,555)
                                                  --------   --------      -------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        10,341      2,125       (2,504)     (1,013)
Change From Unit Transactions:
   - Contract purchases                              7,579      5,307          336      10,580
   - Contract withdrawals                          (12,253)   (23,746)      (1,555)     (3,334)
   - Contract transfers                            (16,346)     1,214            8        (632)
                                                  --------   --------      -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (21,020)   (17,225)      (1,211)      6,614
                                                  --------   --------      -------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (10,679)   (15,100)      (3,715)      5,601
                                                  --------   --------      -------     -------
NET ASSETS AT DECEMBER 31, 2007                   $140,550   $ 54,060      $34,478     $63,002
                                                  ========   ========      =======     =======

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (LNY) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 18, 1999, are part of the operations of LNY. The Variable Account consists of twelve products that are listed below:

VUL-I
Lincoln VUL(CV)
Lincoln VUL(CV)-II and Lincoln VUL Flex
Lincoln VUL(CV)-III
Lincoln VUL(CV)-IV
Lincoln VUL(DB) and VUL(DB) Elite
Lincoln VUL(DB)-II
Lincoln VUL(DB)-IV
Lincoln VUL(ONE)
Lincoln Momentum VUL(ONE)
Lincoln VUL(ONE) 2005
Lincoln Momentum VUL(ONE) 2005

The assets of the Variable Account are owned by LNY. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of LNY.

During 2007, Lincoln Life & Annuity Company of New York merged into Jefferson Pilot LifeAmerica Insurance Company. Jefferson Pilot LifeAmerica Insurance Company was renamed Lincoln Life & Annuity Company of New York. Pursuant to the merger, the segregated investment account, Lincoln Life & Annuity Flexible Premium Variable Life Account M, was transferred to Jefferson Pilot LifeAmerica Insurance Company. The transfer did not affect the assets and liabilities of the segregated investment account, Lincoln Life & Annuity Flexible Premium Variable Life Account M.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting.

Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of ninety-seven mutual funds (the Funds) of fifteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
     AIM V.I. Capital Appreciation Fund (Series I)
     AIM V.I. Core Equity Fund (Series I)
     AIM V.I. Diversified Income Fund (Series I)
     AIM V.I. International Growth Fund (Series I)

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Technology Portfolio (Class A)
     ABVPSF Growth and Income Portfolio (Class A)
     ABVPSF International Value Portfolio (Class A)
     ABVPSF Large Cap Growth Portfolio (Class A)
     ABVPSF Small/Mid Cap Value Portfolio (Class A)

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection (Class 1)

American Funds Insurance Series (American Funds):
     American Funds Global Growth Fund (Class 2)
     American Funds Global Small Capitalization Fund (Class 2)
     American Funds Growth Fund (Class 2)
     American Funds Growth-Income Fund (Class 2)
     American Funds International Fund (Class 2)

Delaware VIP Trust (Delaware VIPT)*:
     Delaware VIPT Capital Reserves Series (Standard Class) Delaware VIPT Diversified Income Series (Standard Class) Delaware VIPT Emerging Markets Series (Standard Class) Delaware VIPT High Yield Series (Standard Class) Delaware VIPT REIT Series (Standard Class)
     Delaware VIPT Small Cap Value Series (Standard Class) Delaware VIPT Trend Series (Standard Class)
     Delaware VIPT U.S. Growth Series (Standard Class) Delaware VIPT Value Series (Standard Class)

DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Equity 500 Index Fund
     DWS VIP Small Cap Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Portfolio
     Fidelity VIP Contrafund Portfolio (Service Class)
     Fidelity VIP Equity-Income Portfolio
     Fidelity VIP Equity-Income Portfolio (Service Class)
     Fidelity VIP Growth Portfolio (Service Class)
     Fidelity VIP Growth Opportunities Portfolio (Service Class)
     Fidelity VIP High Income Portfolio (Service Class)
     Fidelity VIP Investment Grade Bond Portfolio
     Fidelity VIP Mid Cap Portfolio (Service Class)
     Fidelity VIP Overseas Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Fund (Class 1)
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 1) FTVIPT Mutual Shares Securities Fund (Class 1)
     FTVIPT Templeton Foreign Securities Fund (Class 1)
     FTVIPT Templeton Foreign Securities Fund (Class 2)
     FTVIPT Templeton Global Asset Allocation Fund (Class 1)
     FTVIPT Templeton Global Income Securities Fund (Class 1)
     FTVIPT Templeton Growth Securities Fund (Class 1)
     FTVIPT Templeton Growth Securities Fund (Class 2)

Janus Aspen Series:
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Balanced Portfolio (Service Shares)
     Janus Aspen Series Global Technology Portfolio (Service Shares) Janus Aspen Series Mid Cap Growth Portfolio (Service Shares)
     Janus Aspen Series Worldwide Growth Portfolio
     Janus Aspen Series Worldwide Growth Portfolio (Service Shares)

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
     Lincoln VIPT Baron Growth Opportunities
     Lincoln VIPT Baron Growth Opportunities Service Class
     Lincoln VIPT Capital Growth**
     Lincoln VIPT Cohen & Steers Global Real Estate
     Lincoln VIPT Delaware Bond
     Lincoln VIPT Delaware Growth and Income
     Lincoln VIPT Delaware Social Awareness
     Lincoln VIPT Delaware Special Opportunities**
     Lincoln VIPT FI Equity-Income
     Lincoln VIPT Janus Capital Appreciation
     Lincoln VIPT Marsico International Growth
     Lincoln VIPT MFS Value
     Lincoln VIPT Mid-Cap Growth
     Lincoln VIPT Mid-Cap Value
     Lincoln VIPT Mondrian International Value
     Lincoln VIPT Money Market
     Lincoln VIPT S&P 500 Index
     Lincoln VIPT Small-Cap Index
     Lincoln VIPT T. Rowe Price Growth Stock
     Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
     Lincoln VIPT Templeton Growth
     Lincoln VIPT UBS Global Asset Allocation
     Lincoln VIPT Value Opportunities
     Lincoln VIPT Wilshire 2010 Profile**
     Lincoln VIPT Wilshire 2020 Profile**
     Lincoln VIPT Wilshire 2030 Profile**
     Lincoln VIPT Wilshire 2040 Profile
     Lincoln VIPT Wilshire Aggressive Profile
     Lincoln VIPT Wilshire Conservative Profile
     Lincoln VIPT Wilshire Moderate Profile
     Lincoln VIPT Wilshire Moderately Aggressive Profile

M Fund, Inc. (M Fund):
     M Fund Brandes International Equity Fund
     M Fund Business Opportunity Value Fund**
     M Fund Frontier Capital Appreciation Fund**
     M Fund Turner Core Growth Fund**

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Series (Initial Class)
     MFS VIT Emerging Growth Series (Initial Class)
     MFS VIT Total Return Series (Initial Class)
     MFS VIT Utilities Series (Initial Class)

Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Portfolio (I Class)
     NB AMT Partners Portfolio (I Class)
     NB AMT Regency Portfolio (I Class)

PIMCO Advisors VIT (PIMCO VIT OPCAP):
     PIMCO VIT OPCAP Global Equity Portfolio
     PIMCO VIT OPCAP Managed Portfolio

Putnam Variable Trust (Putnam VT):
     Putnam VT Growth & Income Fund (Class IB)
     Putnam VT Health Sciences Fund (Class IB)

*    Denotes an affiliate of LNY.

**   Available funds with no money invested at December 31, 2007.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the variable subaccounts on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of LNY, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES:. During 2006, the AIM V.I Core Equity Fund, the ABVPSF International Value Fund, the FTVIPT Franklin Income Securities Fund and the FTVIPT Mutual Shares Securities Fund became available as investment options for Account Contract owners. Accordingly, for the subaccounts listed above with money invested in 2006, the 2006 statement of changes in net assets and total return and investment income ratios in Note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2006.

Also during 2006, the Scudder Investments VIT Funds (Scudder VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

During 2006, the AIM V.I. Premier Equity Fund and the AIM V.I. Growth Fund ceased to be available as an investment option to Variable Account Contract owners.

Also during 2006, the AIM V.I. Premier Equity Fund merged into the AIM V.I Core Equity Fund and the AIM V.I. Growth Fund merged into the AIM V.I Capital Appreciation Fund.

During 2007, the Lincoln VIPT Baron Growth Opportunities Fund, the Lincoln VIPT Capital Growth Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT Delaware Special Opportunities Fund, the Lincoln VIPT Marsico International Growth Fund, the Lincoln VIPT MFS Value Fund, the Lincoln VIPT Mid-Cap Growth Fund, the Lincoln VIPT Mid-Cap Value Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund, the Lincoln VIPT T. Rowe Price Growth Stock Fund, the Lincoln VIPT Templeton Growth Fund, the Lincoln VIPT Value Opportunities Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                NEW FUND NAME
-----------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond Fund                            Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Growth and Income Fund               Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Social Awareness Fund                Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Equity-Income Fund                   Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Capital Appreciation Fund            Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT International Fund                   Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT Aggressive Growth Fund               Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Global Asset Allocation Fund         Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Aggressive Profile Fund              Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Conservative Profile Fund            Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Moderate Profile Fund                Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderately Aggressive Profile Fund   Lincoln VIPT Wilshire Moderately Aggressive Profile Fund
MFS VIT Capital Opportunities Series              MFS VIT Core Equity Series

Also during 2007, the Lincoln VIPT Core Fund, the Lincoln VIPT Growth Fund and the Lincoln VIPT Growth Opportunities Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Service Class Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Service Class Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to LNY for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the twelve policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

- Lincoln VUL(CV) - Lincoln annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

- Lincoln VUL(CV)-II and Lincoln VUL Flex- Lincoln annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-III - Lincoln annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-IV - Lincoln annual rate of .60% for policy years one through ten and .20% thereafter.

- Lincoln VUL(DB) and VULDB Elite - Lincoln annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-II - Lincoln annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-IV - Lincoln annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(ONE) - Lincoln annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) - Lincoln annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2005 - Lincoln annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) 2005 - Lincoln annual rate of .50% for policy years one through ten and .20% thereafter.

Prior to the allocation of premiums to the Variable Account, LNY deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by LNY. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2007 and 2006 amounted to $756,618 and $655,740, respectively.

LNY charges a monthly administrative fee which varies by product and policy year, refer to the product prospectus for applicable fees. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2007 and 2006 totaled $324,632 and $233,778, respectively.

LNY assumes responsibility for providing the insurance benefits included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of LNY and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2007 and 2006 amounted to $2,817,280 and $2,399,349, respectively.

Under certain circumstances, LNY reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2007 and 2006, no transfer fees were deducted from the variable subaccounts.

LNY, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ended December 31, 2007 and 2006, surrender charges and partial surrender administrative charges totaled $101,531 and $104,248, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                    MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                       COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                  TOTAL      TOTAL       INCOME
SUBACCOUNT       YEAR     DATE(1)   RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
                 2007                0.75%    0.90%    $ 5.51    $17.13     153,234    $1,557,585    11.01%    11.18%       0.00%
                 2006                0.75%    0.90%     10.82     10.82     148,794     1,368,085     5.45%     5.45%       0.08%
                 2005                0.80%    0.80%     10.26     10.26      32,371       332,030     7.97%     7.97%       0.06%
                 2004                0.80%    0.80%      9.50      9.50      36,605       347,727     5.78%     5.78%       0.00%
                 2003                0.80%    0.80%      8.98      8.98      31,490       282,808    28.48%    28.48%       0.00%

AIM V.I. CORE EQUITY
                 2007                0.75%    0.90%      8.26     16.36     218,450     2,063,574     7.14%     7.31%       1.12%
                 2006  4/28/06       0.75%    0.90%      7.70     15.24     216,356     1,906,688     8.50%     8.61%       0.56%

AIM V.I. DIVERSIFIED INCOME
                 2007                0.80%    0.80%     12.34     12.34      20,985       258,887     0.91%     0.91%       7.22%
                 2006                0.80%    0.80%     12.22     12.22      22,125       270,478     3.65%     3.65%       6.09%
                 2005                0.80%    0.80%     11.79     11.79      23,657       279,034     2.08%     2.08%       6.55%
                 2004                0.80%    0.80%     11.55     11.55      21,048       243,212     4.20%     4.20%       5.91%
                 2003                0.80%    0.80%     11.09     11.09      19,278       213,772     8.37%     8.37%       6.58%

AIM V.I. INTERNATIONAL GROWTH
                 2007                0.75%    0.90%     13.51     26.89      24,371       523,568    13.69%    13.86%       0.41%
                 2006                0.75%    0.90%     11.86     23.61      24,371       456,452    27.08%    27.28%       1.07%
                 2005                0.75%    0.90%      9.32     18.55      23,042       348,780    16.87%    17.05%       1.35%
                 2004                0.75%    0.90%      7.96     14.36       7,794        83,618    22.89%    23.08%       0.82%
                 2003                0.75%    0.90%      6.47     11.68       5,313        42,407    27.91%    28.10%       0.47%

ABVPSF GLOBAL TECHNOLOGY CLASS A
                 2007                0.50%    0.90%     13.03     20.00      12,972       199,458    19.12%    19.60%       0.00%
                 2006                0.50%    0.90%     10.92     16.77       5,125        69,184     7.66%     8.10%       0.00%
                 2005                0.50%    0.90%     10.13     15.55       2,377        32,191     2.94%     3.09%       0.00%
                 2004                0.75%    0.90%      9.83     15.08       3,011        43,950     4.51%     4.67%       0.00%
                 2003  3/28/03       0.75%    0.90%      9.39     14.41         270         3,188    -0.31%    40.16%       0.00%

ABVPSF GROWTH AND INCOME CLASS A
                 2007                0.50%    0.90%     13.05     18.26      46,140       681,295     4.18%     4.59%       1.44%
                 2006                0.50%    0.90%     12.47     17.50      35,113       511,844    16.23%    16.74%       1.37%
                 2005                0.50%    0.90%     11.74     15.03      28,577       369,915     3.93%     4.34%       1.50%
                 2004                0.50%    0.90%     11.70     14.44      25,970       325,791    10.46%    10.63%       0.81%
                 2003                0.75%    0.90%     10.59     10.88       9,707       107,159    31.32%    31.52%       1.02%

ABVPSF INTERNATIONAL VALUE CLASS A
                 2007                0.50%    0.90%     12.50     12.58      20,247       254,029     4.89%     5.31%       0.91%
                 2006  7/24/06       0.50%    0.90%     11.92     11.95       5,506        65,698     7.56%    20.88%       0.00%

ABVPSF LARGE CAP GROWTH CLASS A
                 2007                0.50%    0.90%     12.52     15.54      10,350       137,764    12.90%    13.35%       0.00%
                 2006                0.50%    0.90%     11.09     13.74       9,158       108,817    -1.34%    -0.94%       0.00%
                 2005                0.50%    0.90%     11.24     13.91       8,735       104,913    14.11%    14.58%       0.00%
                 2004                0.50%    0.90%      9.85     12.17       6,946        72,352     7.65%     7.81%       0.00%
                 2003                0.75%    0.90%      9.15      9.57       4,996        48,253    22.56%    22.74%       0.00%

ABVPSF SMALL/MID CAP VALUE CLASS A
                 2007                0.50%    0.90%     12.94     21.73      24,231       399,464     0.79%     1.20%       0.87%
                 2006                0.50%    0.90%     12.79     21.53      20,559       342,002    13.40%    13.85%       0.40%
                 2005                0.50%    0.90%     12.96     18.95      12,699       204,501     5.96%     6.42%       0.75%
                 2004                0.50%    0.90%     15.32     17.86       9,919       160,638    18.23%    18.41%       0.17%
                 2003                0.75%    0.90%     12.94     14.78       6,827        94,793    40.00%    40.22%       0.60%

AMERICAN CENTURY VP INFLATION
   PROTECTION
                 2007                0.50%    0.90%     11.10     11.98      43,578       501,541     8.69%     9.12%       4.80%
                 2006                0.50%    0.90%     10.17     10.98      34,663       368,935     0.97%     1.38%       3.47%
                 2005                0.50%    0.90%     10.76     10.79      20,023       213,822     0.90%     1.05%       4.85%
                 2004  8/31/04       0.75%    0.90%     10.67     10.68       8,097        86,424     1.50%     1.93%       1.15%

                                    MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                      COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT      YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
                2007                 0.50%    0.90%    $16.10    $18.01      36,420    $  609,587    13.82%    14.28%       3.30%
                2006                 0.50%    0.90%     14.09     15.76      16,807       253,889    19.30%    19.83%       0.77%
                2005                 0.50%    0.90%     13.06     13.10      12,018       155,026    13.06%    13.21%       0.65%
                2004  7/9/04         0.75%    0.90%     11.56     11.57         798         9,219    10.77%    12.78%       0.00%

AMERICAN FUNDS GLOBAL SMALL
   CAPITALIZATION CLASS 2
                2007                 0.50%    0.90%     18.47     33.64      60,242     1,267,062    20.34%    20.82%       3.02%
                2006                 0.50%    0.90%     15.32     27.91      47,770       873,496    22.91%    23.44%       0.46%
                2005                 0.50%    0.90%     12.45     22.67      19,346       314,712    24.23%    24.73%       0.94%
                2004                 0.50%    0.90%     10.00     18.22      13,985       173,654    19.80%    19.98%       0.00%
                2003                 0.75%    0.90%      8.34     14.57       8,565        79,066    52.15%    52.39%       0.60%

AMERICAN FUNDS GROWTH CLASS 2
                2007                 0.50%    0.90%     10.92     20.91     327,806     4,834,418    11.34%    11.79%       0.87%
                2006                 0.50%    0.90%      9.79     18.75     251,487     3,341,576     9.23%     9.67%       0.85%
                2005                 0.50%    0.90%      8.95     17.14     194,410     2,326,561    15.15%    15.61%       0.73%
                2004                 0.50%    0.90%      7.76     14.86     161,318     1,623,933    11.49%    11.66%       0.20%
                2003                 0.75%    0.90%      6.95     13.00     128,721     1,100,603    35.58%    35.79%       0.12%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
                2007                 0.50%    0.90%     13.08     18.46     276,684     3,943,876     4.10%     4.52%       1.76%
                2006                 0.50%    0.90%     12.52     17.70     199,951     2,808,901    14.17%    14.63%       1.70%
                2005                 0.50%    0.90%     11.70     15.48     134,121     1,715,634     4.88%     5.30%       1.46%
                2004                 0.50%    0.90%     11.33     14.74      91,783     1,139,772     9.39%     9.55%       0.99%
                2003                 0.75%    0.90%     10.36     12.32      71,501       789,580    31.24%    31.44%       1.17%

AMERICAN FUNDS INTERNATIONAL CLASS 2
                2007                 0.50%    0.90%     17.50     27.71     107,330     2,259,734    18.95%    19.42%       1.66%
                2006                 0.50%    0.90%     14.65     23.26      76,946     1,456,693    17.91%    18.38%       1.79%
                2005                 0.50%    0.90%     14.69     19.69      59,664       999,614    20.41%    20.90%       2.06%
                2004                 0.50%    0.90%     13.01     16.33      23,047       346,813    18.25%    18.43%       2.09%
                2003                 0.75%    0.90%     10.98     12.88       7,179        90,474    33.62%    33.85%       2.27%

DELAWARE VIPT CAPITAL RESERVES
                2007                 0.50%    0.75%     10.84     10.84       1,886        20,459     3.69%     3.69%       4.79%
                2006  2/28/06        0.75%    0.90%     10.43     10.46       2,011        21,027     3.30%     3.51%       3.89%

DELAWARE VIPT DIVERSIFIED INCOME
                2007                 0.50%    0.90%     11.51     12.56      47,659       562,081     6.67%     7.10%       2.98%
                2006                 0.50%    0.90%     10.75     11.73      30,387       340,024     6.94%     7.38%       1.36%
                2005                 0.50%    0.90%     10.88     10.93      13,539       145,415    -1.19%    -0.94%       0.82%
                2004  11/19/04       0.50%    0.75%     11.01     11.03         475         5,235     0.90%     1.44%       0.00%

DELAWARE VIPT EMERGING MARKETS
                2007                 0.50%    0.90%     21.96     49.57      58,039     1,778,275    37.61%    38.16%       1.53%
                2006                 0.50%    0.90%     15.89     36.02      53,300     1,200,329    26.00%    26.50%       1.02%
                2005                 0.50%    0.90%     17.58     28.59      39,460       717,388    26.34%    26.85%       0.15%
                2004                 0.50%    0.90%     20.14     22.63       4,044        77,940    32.27%    32.48%       2.49%
                2003                 0.75%    0.90%     15.20     17.11       2,608        42,713    69.04%    69.28%       2.79%

DELAWARE VIPT HIGH YIELD
                2007                 0.50%    0.90%     12.03     18.57      49,570       716,488     1.87%     2.28%       6.28%
                2006                 0.50%    0.90%     11.81     18.20      39,018       581,179    11.44%    11.89%       5.80%
                2005                 0.50%    0.90%     11.75     16.31      25,749       381,255     2.66%     3.07%       6.83%
                2004                 0.50%    0.90%     12.66     15.86      20,979       311,565    13.22%    13.39%       4.98%
                2003                 0.75%    0.90%     11.16     13.97      14,330       183,086    27.59%    27.78%       6.89%

DELAWARE VIPT REIT
                2007                 0.50%    0.90%     12.22     25.37      53,000       891,007   -14.71%   -14.35%       1.28%
                2006                 0.50%    0.90%     14.27     29.70      40,132       874,621    31.44%    31.97%       1.74%
                2005                 0.50%    0.90%     13.11     22.56      31,141       563,477     6.21%     6.64%       1.83%
                2004                 0.50%    0.90%     17.06     21.21      24,699       462,457    30.20%    30.40%       1.96%
                2003                 0.75%    0.90%     13.10     16.27      16,930       250,154    32.82%    33.02%       2.65%

                                     MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                       COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT      YEAR      DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT SMALL CAP VALUE
                2007                  0.50%    0.90%    $12.32    $22.66      76,215    $1,385,477    -7.46%    -7.09%       0.49%
                2006                  0.50%    0.90%     13.26     24.47      69,733     1,428,174    15.15%    15.61%       0.24%
                2005                  0.50%    0.90%     13.63     21.23      60,924     1,157,223     8.44%     8.87%       0.35%
                2004                  0.50%    0.90%     15.85     19.56      50,011       910,263    20.39%    20.57%       0.18%
                2003                  0.75%    0.90%     13.15     16.23      43,838       662,218    40.71%    40.92%       0.34%

DELAWARE VIPT TREND
                2007                  0.50%    0.90%      8.97     18.99      71,837       931,518     9.76%    10.20%       0.00%
                2006                  0.50%    0.90%      8.16     17.28      63,262       733,428     6.63%     7.06%       0.00%
                2005                  0.50%    0.90%      7.64     16.18      63,276       675,124     4.91%     5.33%       0.00%
                2004                  0.50%    0.90%      7.27     15.40      55,469       549,774    11.60%    11.76%       0.00%
                2003                  0.75%    0.90%      6.51     13.16      49,968       445,089    33.87%    34.09%       0.00%

DELAWARE VIPT U.S. GROWTH
                2007                  0.50%    0.90%     11.96     15.94       8,835       125,759    11.56%    12.00%       0.00%
                2006                  0.50%    0.90%     10.71     14.27       8,441       106,986     1.39%     1.80%       0.00%
                2005                  0.50%    0.90%     10.55     14.05       7,631        94,706    13.62%    14.08%       0.47%
                2004                  0.50%    0.90%      9.27     12.35       2,631        27,867     2.38%     2.54%       0.12%
                2003                  0.75%    0.90%      9.04      9.04         993         9,969    22.83%    22.83%       0.19%

DELAWARE VIPT VALUE
                2007                  0.50%    0.90%     12.74     18.43      38,154       556,120    -3.60%    -3.21%       1.47%
                2006                  0.50%    0.90%     13.17     19.08      32,488       513,970    22.99%    23.49%       1.22%
                2005                  0.50%    0.90%     12.20     15.49      18,273       238,522     5.08%     5.50%       1.40%
                2004                  0.50%    0.90%     11.83     14.72      11,156       143,083    13.90%    14.08%       1.36%
                2003                  0.75%    0.90%     10.73     11.63       7,818        86,374    27.15%    27.35%       0.47%

DWS VIP EAFE EQUITY INDEX
                2005                  0.00%    0.00%        --        --          --            --     0.00%     0.00%       2.55%
                2004                  0.50%    0.90%      8.14     15.57      12,464       143,325    17.99%    18.18%       2.28%
                2003                  0.75%    0.90%      6.89     11.85       8,968        89,909    32.17%    32.36%       3.91%

DWS VIP EQUITY 500 INDEX
                2007                  0.50%    0.90%     10.15     17.21     222,909     2,827,699     4.35%     4.77%       1.48%
                2006                  0.50%    0.90%      9.71     16.47     212,175     2,568,795    14.48%    14.95%       1.12%
                2005                  0.50%    0.90%      8.47     14.36     206,430     2,170,532     3.74%     4.15%       1.51%
                2004                  0.50%    0.90%      8.15     13.82     162,758     1,582,453     9.60%     9.77%       1.05%
                2003                  0.75%    0.90%      7.43     11.78     167,807     1,434,011    27.00%    27.20%       1.12%

DWS VIP SMALL CAP INDEX
                2007                  0.50%    0.90%     13.03     20.76      56,877       895,337    -2.78%    -2.39%       0.85%
                2006                  0.50%    0.90%     13.35     21.32      53,535       874,910    16.44%    16.91%       0.63%
                2005                  0.50%    0.90%     12.54     18.29      45,985       654,949     3.33%     3.74%       0.55%
                2004                  0.50%    0.90%     12.11     17.67      26,465       364,137    16.70%    16.88%       0.42%
                2003                  0.75%    0.90%     10.37     13.90      22,952       250,579    45.12%    45.34%       0.96%

FIDELITY VIP ASSET MANAGER
                2007                  0.80%    0.80%     13.63     13.63      21,658       295,134    14.58%    14.58%       6.12%
                2006                  0.80%    0.80%     11.89     11.89      22,486       267,428     6.46%     6.46%       2.66%
                2005                  0.80%    0.80%     11.17     11.17      23,297       260,260     3.22%     3.22%       2.42%
                2004                  0.80%    0.80%     10.82     10.82      20,613       223,094     4.63%     4.63%       2.48%
                2003                  0.80%    0.80%     10.34     10.34      18,041       186,622    17.04%    17.04%       3.12%

FIDELITY VIP CONTRAFUND SERVICE CLASS
                2007                  0.50%    0.90%     15.48     21.39     103,815     1,800,039    16.46%    16.92%       0.87%
                2006                  0.50%    0.90%     13.24     18.34     101,348     1,521,472    10.59%    11.03%       1.17%
                2005                  0.50%    0.90%     12.01     16.56      78,648     1,073,757    15.80%    16.27%       0.19%
                2004                  0.50%    0.90%     10.35     14.28      68,607       803,295    14.31%    14.48%       0.23%
                2003                  0.75%    0.90%      9.04     12.07      59,533       586,986    27.20%    27.39%       0.37%

FIDELITY VIP EQUITY-INCOME
                2007                  0.80%    0.80%     14.49     14.49      41,940       607,888     0.72%     0.72%       1.57%
                2006                  0.80%    0.80%     14.39     14.39      54,326       781,754    19.24%    19.24%       3.35%
                2005                  0.80%    0.80%     12.07     12.07      52,477       633,320     5.02%     5.02%       1.49%
                2004                  0.80%    0.80%     11.49     11.49      44,863       515,542    10.64%    10.64%       1.24%
                2003                  0.80%    0.80%     10.39     10.39      29,091       302,146    29.29%    29.29%       1.82%

                                     MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                       COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT      YEAR      DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
                2007                  0.50%    0.90%    $13.52    $18.28      23,136    $ 381,717      0.51%      0.91%      1.70%
                2006                  0.50%    0.90%     13.45     18.16      22,995      377,928     19.00%     19.48%      3.19%
                2005                  0.50%    0.90%     12.00     15.24      21,573      296,800      4.81%      5.22%      1.53%
                2004                  0.50%    0.90%     12.29     14.52      21,715      289,864     10.38%     10.55%      1.51%
                2003                  0.75%    0.90%     11.12     12.06      17,957      217,890     29.05%     29.25%      1.28%

FIDELITY VIP GROWTH SERVICE CLASS
                2007                  0.50%    0.90%      8.56     18.57      43,730      548,937     25.73%     26.24%      0.63%
                2006                  0.50%    0.90%      6.80     14.75      45,022      444,304      5.77%      6.20%      0.29%
                2005                  0.50%    0.90%      6.42     13.92      46,628      429,947      4.73%      5.14%      0.36%
                2004                  0.50%    0.90%      6.12     13.27      41,381      356,614      2.34%      2.49%      0.15%
                2003                  0.75%    0.90%      5.97      9.81      30,943      246,726     31.60%     31.79%      0.16%

FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
                2007                  0.75%    0.90%     10.22     13.38       7,044       72,477     21.94%     22.12%      0.00%
                2006                  0.75%    0.90%      8.36     10.97       6,854       57,700      4.35%      4.51%      0.58%
                2005                  0.75%    0.90%      8.00     10.51       6,118       49,243      7.84%      8.05%      0.81%
                2004                  0.75%    0.90%      7.41      9.75       5,795       43,187      6.07%      6.26%      0.47%
                2003                  0.75%    0.90%      6.97      9.19       5,653       39,579     28.50%     28.69%      0.59%

FIDELITY VIP HIGH INCOME SERVICE CLASS
                2007                  0.75%    0.90%     11.66     14.20       7,242       85,201      1.73%      1.89%      8.22%
                2006                  0.75%    0.90%     11.44     13.96       7,203       83,142     10.17%     10.35%      7.25%
                2005                  0.75%    0.90%     10.37     12.67       7,860       82,155      1.60%      1.76%     14.38%
                2004                  0.75%    0.90%     10.19     12.47       6,740       69,303      8.49%      8.65%      8.05%
                2003                  0.75%    0.90%      9.38     11.50       6,420       60,779     25.83%     26.02%      7.04%

FIDELITY VIP INVESTMENT GRADE BOND
                2007                  0.80%    0.80%     15.19     15.19      18,657      283,461      3.52%      3.52%      4.34%
                2006                  0.80%    0.80%     14.68     14.68      24,475      359,225      3.52%      3.52%      3.95%
                2005                  0.80%    0.80%     14.18     14.18      25,243      357,904      1.38%      1.38%      3.62%
                2004                  0.80%    0.80%     13.99     13.99      25,309      353,946      3.62%      3.62%      3.91%
                2003                  0.80%    0.80%     13.50     13.50      22,218      299,864      4.37%      4.37%      3.80%

FIDELITY VIP MID CAP SERVICE CLASS
                2007                  0.50%    0.90%     12.07     15.69      17,264      258,532     14.45%     14.91%      0.72%
                2006                  0.50%    0.90%     13.57     13.66       9,626      126,023     11.59%     12.03%      0.06%
                2005   7/1/05         0.50%    0.90%     12.16     12.19       1,012       12,329      8.65%     13.66%      0.00%

FIDELITY VIP OVERSEAS SERVICE CLASS
                2007                  0.50%    0.90%     17.07     25.32      10,805      213,486     16.16%     16.62%      3.01%
                2006                  0.50%    0.90%     14.64     21.76      11,086      197,663     16.89%     17.36%      0.74%
                2005                  0.50%    0.90%     13.94     18.59       8,816      140,741     17.91%     18.38%      0.59%
                2004                  0.50%    0.90%     12.98     15.74       7,664      109,105     12.47%     12.64%      0.62%
                2003                  0.75%    0.90%     11.54     11.97       3,461       41,506     41.90%     42.14%      0.68%

FTVIPT FRANKLIN INCOME SECURITIES
                2007                  0.50%    0.90%     11.63     11.70      12,229      142,705      3.08%      3.49%      3.22%
                2006   7/24/06        0.50%    0.90%     11.28     11.31       3,735       42,218      3.23%      9.67%      0.00%

FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
                2007                  0.50%    0.90%     13.43     19.81      26,572      415,224     10.51%     10.95%      0.00%
                2006                  0.50%    0.90%     12.15     17.90      22,618      327,236      7.97%      8.41%      0.00%
                2005                  0.50%    0.90%     11.86     16.55      13,773      200,006      4.15%      4.57%      0.00%
                2004                  0.50%    0.90%     11.75     15.87      10,133      147,062     10.70%     10.87%      0.00%
                2003                  0.75%    0.90%     10.60     13.11       5,910       75,772     36.38%     36.58%      0.00%

FTVIPT MUTUAL SHARES SECURITIES
                2007                  0.50%    0.90%     11.65     11.73      17,051      199,616      2.79%      3.20%      1.45%
                2006   8/8/06         0.50%    0.90%     11.34     11.37       4,117       46,751      3.96%     11.74%      0.00%

FTVIPT TEMPLETON FOREIGN SECURITIES
                2007                  0.80%    0.80%     17.46     17.46      21,658      378,153     14.87%     14.87%      2.00%
                2006                  0.80%    0.80%     15.20     15.20      19,749      300,188     20.73%     20.73%      1.36%
                2005                  0.80%    0.80%     12.59     12.59      23,443      295,167      9.60%      9.60%      1.35%
                2004                  0.80%    0.80%     11.49     11.49      23,729      272,613     17.93%     17.93%      1.16%
                2003                  0.80%    0.80%      9.74      9.74      22,867      222,764     31.50%     31.50%      1.86%

                                     MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                       COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL     TOTAL      INCOME
SUBACCOUNT      YEAR      DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
                2007                  0.75%    0.90%    $15.19    $16.54       8,631     $131,551     14.42%     14.59%      1.99%
                2006                  0.75%    0.90%     13.25     14.45       9,128      121,370     20.34%     20.54%      1.26%
                2005                  0.75%    0.90%     10.99     12.01      10,437      114,952      9.18%      9.35%      1.27%
                2004                  0.75%    0.90%     10.05     11.00       9,084       91,519     17.46%     17.64%      1.09%
                2003                  0.75%    0.90%      8.55      9.36       8,981       77,163     31.03%     31.22%      1.70%

FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION
                2007                  0.80%    0.80%     19.20     19.20       2,773       53,232      9.44%      9.44%     17.73%
                2006                  0.80%    0.80%     17.54     17.54       2,612       45,816     20.42%     20.42%      7.37%
                2005                  0.80%    0.80%     14.56     14.56       2,712       39,499      3.03%      3.03%      3.73%
                2004                  0.80%    0.80%     14.14     14.14       2,463       34,826     15.02%     15.02%      3.01%
                2003                  0.80%    0.80%     12.29     12.29       2,567       31,550     31.26%     31.26%      2.99%

FTVIPT TEMPLETON GLOBAL INCOME SECURITIES
                2007                  0.50%    0.90%     11.62     12.39      29,316      360,726     10.28%     10.72%      3.15%
                2006                  0.50%    0.90%     11.19     11.19      20,525      229,100     12.57%     12.58%      2.84%
                2005   8/19/05        0.50%    0.50%      9.94      9.94         914        9,088      0.25%      0.38%      0.00%

FTVIPT TEMPLETON GROWTH SECURITIES
                2007                  0.50%    0.90%     13.77     20.29      22,951      379,389      1.63%      2.04%      1.48%
                2006                  0.50%    0.90%     13.49     19.94      20,382      351,909     21.11%     21.59%      1.54%
                2005                  0.50%    0.90%     12.71     16.44      18,241      273,371      8.08%      8.52%      1.20%
                2004                  0.50%    0.90%     12.83     15.19      12,976      185,928     15.21%     15.38%      1.33%
                2003                  0.75%    0.90%     11.12     12.89      10,579      130,974     31.43%     31.63%      1.66%

FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
                2007                  0.75%    0.90%     15.71     16.12       4,415       71,048      1.43%      1.58%      1.35%
                2006                  0.75%    0.90%     15.49     15.86       3,883       61,542     20.73%     20.90%      1.29%
                2005                  0.75%    0.90%     12.83     13.12       3,111       40,770      7.89%      8.05%      1.13%
                2004                  0.75%    0.90%     11.89     12.14       3,282       39,823     15.04%     15.16%      1.18%
                2003                  0.75%    0.90%     10.33     10.55       3,584       37,776     30.99%     31.15%      1.42%

JANUS ASPEN SERIES BALANCED
                2007                  0.75%    0.90%     13.05     14.01      25,606      337,034      9.55%      9.71%      2.62%
                2006                  0.75%    0.90%     11.90     12.79      25,104      301,850      9.73%      9.89%      2.17%
                2005                  0.75%    0.90%     10.83     11.66      23,796      260,185      6.98%      7.14%      2.22%
                2004                  0.75%    0.90%     10.10     10.89      29,854      303,465      7.56%      7.72%      2.21%
                2003                  0.75%    0.90%      9.38     10.13      34,230      323,484     13.03%     13.20%      2.19%

JANUS ASPEN SERIES BALANCED SERVICE SHARES
                2007                  0.50%    0.90%     13.53     15.51      19,913      292,968      9.30%      9.74%      2.23%
                2006                  0.50%    0.90%     12.36     14.17      20,989      282,228      9.43%      9.87%      1.96%
                2005                  0.50%    0.90%     11.82     12.93      20,245      248,725      6.70%      7.13%      2.12%
                2004                  0.50%    0.90%     11.39     12.10      17,489      200,788      7.32%      7.49%      2.25%
                2003                  0.75%    0.90%     10.62     10.98      15,631      166,649     12.70%     12.87%      2.07%

JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE SHARES
                2007                  0.75%    0.90%      4.75      9.19       7,347       35,379     20.61%     20.79%      0.34%
                2006                  0.75%    0.90%      3.94      7.62       7,402       29,455      6.87%      7.02%      0.00%
                2005                  0.75%    0.90%      3.68      7.13       8,365       31,778     10.55%     10.72%      0.00%
                2004                  0.75%    0.90%      3.32      6.45      10,986       37,337     -0.34%     -0.18%      0.00%
                2003                  0.75%    0.90%      3.33      6.47       8,021       27,324     45.20%     45.38%      0.00%

JANUS ASPEN SERIES MID CAP GROWTH SERVICE SHARES
                2007                  0.50%    0.90%     16.77     24.00       7,653      155,404     20.65%     21.13%      0.07%
                2006                  0.50%    0.90%     13.90     19.86       7,107      119,327     12.29%     12.74%      0.00%
                2005                  0.50%    0.90%     13.35     17.66       6,908      105,173     11.02%     11.20%      0.00%
                2004                  0.75%    0.90%     12.02     15.88       4,425       60,469     19.40%     19.58%      0.00%
                2003                  0.75%    0.90%     10.07     12.63       3,203       36,755     33.56%     33.76%      0.00%

JANUS ASPEN SERIES WORLDWIDE GROWTH
                2007                  0.75%    0.90%      7.71     10.65      54,180      424,194      8.65%      8.81%      0.76%
                2006                  0.75%    0.90%      7.09      9.80      54,502      393,947     17.14%     17.32%      1.79%
                2005                  0.75%    0.90%      6.04      8.37      53,854      331,542      4.92%      5.07%      1.39%
                2004                  0.75%    0.90%      5.75      7.98      53,587      313,523      3.84%      4.00%      1.05%
                2003                  0.75%    0.90%      5.53      7.68      51,025      286,846     22.88%     23.07%      1.14%

                                     MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                       COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT       YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE GROWTH SERVICE SHARES
                 2007                 0.75%    0.90%    $13.29    $16.72       5,763    $   78,670     8.39%      8.55%      0.57%
                 2006                 0.75%    0.90%     12.26     15.40       5,638        70,725    16.88%     17.06%      1.60%
                 2005                 0.75%    0.90%     10.49     13.16       7,428        79,927     4.62%      4.78%      1.26%
                 2004                 0.75%    0.90%     10.03     12.56       6,962        71,658     3.59%      3.75%      0.93%
                 2003                 0.75%    0.90%      9.68     11.04       7,095        70,893    22.58%     22.76%      0.89%

LINCOLN VIPT BARON GROWTH OPPORTUNITIES
                 2007  6/7/07         0.50%    0.90%     13.48     13.63         880        11,967    -3.31%     -3.09%      0.00%

LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
                 2007                 0.50%    0.90%     10.99     17.39      12,501       203,632     2.49%      2.90%      0.00%
                 2006                 0.50%    0.90%     16.25     16.96       9,874       160,539    14.49%     14.66%      0.00%
                 2005                 0.75%    0.90%     14.17     14.82       9,548       135,829     2.44%      2.59%      0.00%
                 2004                 0.75%    0.90%     13.82     14.46       8,497       117,839    24.51%     24.70%      0.00%
                 2003                 0.75%    0.90%     11.08     11.62       8,687        96,826    28.85%     29.04%      0.00%

LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE
                 2007  5/30/07        0.50%    0.90%      8.27      8.29       4,112        34,040   -17.40%     -7.90%      0.57%

LINCOLN VIPT CORE
                 2006                 0.50%    0.50%     11.92     11.92          92         1,093    13.36%     13.36%      1.04%
                 2005  10/21/05       0.50%    0.50%     10.51     10.51          34           355     4.19%      4.19%      0.27%

LINCOLN VIPT DELAWARE BOND
                 2007                 0.50%    0.90%     11.04     15.29     173,959     2,262,482     4.50%      4.92%      5.24%
                 2006                 0.50%    0.90%     10.52     14.61     146,132     1,871,197     3.78%      4.19%      4.57%
                 2005                 0.50%    0.90%     10.85     14.05     128,469     1,625,350     1.72%      2.13%      4.24%
                 2004                 0.50%    0.90%     11.58     13.79     116,006     1,465,626     4.36%      4.52%      4.33%
                 2003                 0.75%    0.90%     11.17     13.20      91,215     1,126,969     6.32%      6.48%      4.22%

LINCOLN VIPT DELAWARE GROWTH AND INCOME
                 2007                 0.50%    0.60%     12.73     12.73       3,307        42,000     5.59%      5.59%      1.68%
                 2006  11/7/06        0.50%    0.50%     12.05     12.05         519         6,254     2.90%      2.90%      1.18%

LINCOLN VIPT DELAWARE SOCIAL AWARENESS
                 2007                 0.50%    0.90%     11.05     17.24       5,304        73,508     2.04%      2.46%      0.99%
                 2006                 0.50%    0.90%     10.82     16.89       4,648        63,004    11.29%     11.74%      0.95%
                 2005                 0.50%    0.90%      9.70     16.28       4,813        64,412    11.02%     11.19%      0.84%
                 2004                 0.75%    0.90%      8.73     13.67       4,971        56,534    11.69%     11.86%      1.11%
                 2003                 0.75%    0.90%      7.80      9.34       1,141         9,544    30.69%     30.88%      1.02%

LINCOLN VIPT FI EQUITY-INCOME
                 2007                 0.50%    0.90%     12.47     13.90      10,557       139,739     3.57%      3.83%      1.58%
                 2006                 0.50%    0.75%     13.42     13.42       7,017        92,630    10.44%     10.44%      1.53%
                 2005                 0.75%    0.75%     12.15     12.15       5,151        62,577     3.71%      3.71%      1.05%
                 2004                 0.75%    0.75%     11.71     11.71       6,298        73,781     8.95%      8.95%      1.65%
                 2003                 0.75%    0.75%     10.75     10.75       1,616        17,376    31.36%     31.36%      1.09%

LINCOLN VIPT GROWTH OPPORTUNITIES
                 2006                 0.50%    0.90%     13.45     13.45         754        10,125     9.62%      9.62%      0.00%
                 2005  12/15/05       0.50%    0.50%     12.27     12.27          92         1,127    -1.04%     -1.04%      0.00%

LINCOLN VIPT JANUS CAPITAL APPRECIATION
                 2007                 0.50%    0.90%      7.55     17.55       3,834        47,597    19.35%     19.78%      0.28%
                 2006                 0.50%    0.90%      6.32     14.68       4,164        36,471     8.68%      8.85%      0.19%
                 2005                 0.75%    0.90%      5.80     13.49       4,732        39,609     3.27%      3.42%      0.26%
                 2004                 0.75%    0.90%      5.61     13.04       4,756        38,609     4.33%      4.50%      0.00%
                 2003                 0.75%    0.90%      5.37      7.53       3,070        21,209    31.33%     31.47%      0.00%

LINCOLN VIPT MARSICO INTERNATIONAL GROWTH
                 2007  10/19/07       0.50%    0.75%     11.22     11.24       1,606        18,044    -4.06%     19.15%      0.13%

LINCOLN VIPT MFS VALUE
                 2007  11/6/07        0.50%    0.60%      9.78      9.79       2,399        23,468    -2.55%     -1.88%      0.96%

LINCOLN VIPT MID-CAP GROWTH
                 2007  7/12/07        0.50%    0.90%     11.01     11.04       4,117        45,388     1.46%      6.74%      0.00%

LINCOLN VIPT MID-CAP VALUE
                 2007  7/12/07        0.50%    0.90%      8.69      8.71       2,731        23,742   -15.09%     -7.89%      0.44%

                                 MINIMUM    MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE        FEE       UNIT      UNIT      UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)      RATE(2)    RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
            2007                 0.50%      0.90%     $16.38    $27.24      27,961     $ 557,964    10.49%     10.93%      2.23%
            2006                 0.50%      0.90%      14.77     24.62      18,345       354,730    28.84%     29.36%      3.12%
            2005                 0.50%      0.90%      14.15     19.08      13,297       217,376    11.54%     11.98%      2.06%
            2004                 0.50%      0.90%      15.29     17.08       5,906        94,056    19.85%     20.03%      1.47%
            2003                 0.75%      0.90%      12.74     13.06       1,320        17,396    40.35%     40.56%      2.36%

LINCOLN VIPT MONEY MARKET
            2007                 0.50%      0.90%      10.98     12.34     387,363     4,438,909     4.02%      4.44%      4.85%
            2006                 0.50%      0.90%      10.55     11.85     405,269     4,455,683     3.74%      4.16%      4.59%
            2005                 0.50%      0.90%      10.17     11.41     407,572     4,320,053     1.86%      2.27%      2.70%
            2004                 0.50%      0.90%       9.99     11.19     513,763     5,336,668    -0.02%      0.13%      0.86%
            2003                 0.75%      0.90%       9.99     11.18     527,290     5,540,443    -0.22%     -0.07%      0.67%

LINCOLN VIPT S&P 500 INDEX
            2007  4/27/07        0.50%      0.90%      11.82     11.94      14,712       173,977    -4.63%     -0.85%      2.47%

LINCOLN VIPT SMALL-CAP INDEX
            2007  8/31/07        0.50%      0.90%       9.20      9.22       5,931        54,594    -4.36%     -2.24%      0.79%

LINCOLN VIPT T. ROWE PRICE GROWTH STOCK
            2007  9/14/07        0.50%      0.90%       9.98     10.01       4,453        44,451     0.73%      1.85%      0.26%

LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2007                 0.50%      0.75%      14.15     19.40       5,461        79,649    12.72%     13.02%      0.00%
            2006                 0.50%      0.75%      12.52     17.22         991        12,774     8.46%      8.73%      0.00%
            2005                 0.50%      0.75%      15.87     15.87         294         3,597     8.99%      8.99%      0.00%
            2004  7/2/04         0.75%      0.75%      14.56     14.56           9           125     8.55%      8.55%      0.00%

LINCOLN VIPT TEMPLETON GROWTH
            2007  5/30/07        0.50%      0.75%       9.86      9.87       3,791        37,401    -1.93%      5.48%      2.12%

LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
            2007                 0.50%      0.90%      12.77     16.22      14,054       189,752     5.42%      5.81%      1.83%
            2006                 0.50%      0.90%      12.09     15.38       9,172       118,698    13.47%     13.87%      1.47%
            2005                 0.50%      0.90%      10.64     13.56       5,975        67,837     5.84%      6.01%      1.18%
            2004                 0.75%      0.90%      10.04     12.16       4,610        48,830    12.69%     12.69%      1.70%
            2003                 0.75%      0.75%       8.91     10.79       4,234        39,652    19.51%     19.51%      3.11%

LINCOLN VIPT VALUE OPPORTUNITIES
            2007  11/9/07        0.50%      0.60%       9.43      9.44       1,203        11,346    -0.59%     -0.38%      0.00%

LINCOLN VIPT WILSHIRE 2040 PROFILE
             2007 8/17/07        0.50%      0.50%      10.30     10.30           1            13     7.38%      7.38%      0.89%

LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
            2007                 0.50%      0.60%      14.52     14.52      19,459       282,444    10.46%     10.46%      1.20%
            2006                 0.50%      0.50%      13.15     13.15       7,849       103,186    15.96%     15.96%      1.07%
            2005  11/16/05       0.50%      0.50%      11.34     11.34         452         5,123     2.49%      2.49%      0.00%

LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE
            2007                 0.50%      0.50%      12.32     12.32       6,293        77,511     7.24%      7.24%      1.60%
            2006  10/30/06       0.50%      0.50%      11.49     11.49       9,843       113,057     2.38%      2.38%      1.20%

LINCOLN VIPT WILSHIRE MODERATE PROFILE
            2007                 0.50%      0.90%      12.99     13.13      41,771       547,012     8.29%      8.72%      1.50%
            2006                 0.50%      0.90%      12.08     12.08      29,178       351,826    11.47%     11.47%      1.51%
            2005  11/16/05       0.50%      0.50%      10.83     10.83         135         1,465     1.85%      1.85%      0.00%

LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2007                 0.50%      0.90%      13.57     13.71     109,567     1,499,631     8.83%      9.26%      2.20%
            2006                 0.50%      0.90%      12.55     12.55      26,277       329,344    13.57%     13.57%      1.50%
            2005  9/9/05         0.50%      0.75%      11.03     11.05       7,061        77,981    -0.45%      3.37%      0.00%

M FUND BRANDES INTERNATIONAL EQUITY
            2007                 0.50%      0.50%      18.06     18.06          79         1,419     7.49%      7.49%      2.36%
            2006                 0.50%      0.50%      16.80     16.80          58           975    26.15%     26.15%      1.65%
            2005                 0.50%      0.50%      13.32     13.32          36           475    10.00%     10.00%      2.41%
            2004  12/27/04       0.50%      0.50%      12.11     12.11           3            35     0.17%      0.17%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM    MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT       UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)   VALUE(3)   VALUE(3)   OUTSTANDING  NET ASSETS  RETURN(4)   RETURN(4)    RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT CORE EQUITY
            2007                 0.75%    0.90%    $13.65      $17.76       1,343       $23,364    10.14%       10.32%      0.34%
            2006                 0.50%    0.90%     12.37       16.10       1,429        22,377    12.77%       13.23%      0.42%
            2005                 0.50%    0.90%     10.95       14.26       1,267        17,632     0.76%        1.18%      0.71%
            2004                 0.50%    0.90%     10.85       14.13         971        13,412    11.62%       11.63%      0.07%
            2003                 0.75%    0.75%      9.72        9.72          67           774    26.44%       26.44%      0.19%

MFS VIT EMERGING GROWTH
            2007                 0.50%    0.90%      6.60       19.64      73,799       697,185    20.09%       20.57%      0.00%
            2006                 0.50%    0.90%      5.49       16.33      73,266       564,552     6.93%        7.36%      0.00%
            2005                 0.50%    0.90%      5.13       15.25      76,362       554,631     8.21%        8.64%      0.00%
            2004                 0.50%    0.90%      4.73       14.07      79,458       525,303    11.95%       12.12%      0.00%
            2003                 0.75%    0.90%      4.22        9.68      76,078       427,235    29.06%       29.25%      0.00%

MFS VIT TOTAL RETURN
            2007                 0.50%    0.90%     12.04       15.80      86,739     1,220,603     3.28%        3.70%      2.57%
            2006                 0.50%    0.90%     11.61       15.28      93,140     1,284,193    10.89%       11.34%      2.27%
            2005                 0.50%    0.90%     11.53       13.77      83,546     1,051,413     1.90%        2.31%      1.99%
            2004                 0.50%    0.90%     11.79       13.50      68,358       857,852    10.32%       10.49%      1.66%
            2003                 0.75%    0.90%     10.69       12.22      57,682       653,239    15.28%       15.45%      1.63%

MFS VIT UTILITIES
            2007                 0.50%    0.90%     18.54       35.61      60,639     1,385,076    26.75%       27.26%      0.91%
            2006                 0.50%    0.90%     14.60       28.05      51,036       938,530    30.09%       30.61%      1.96%
            2005                 0.50%    0.90%     11.21       21.53      47,827       678,617    15.79%       16.25%      0.59%
            2004                 0.50%    0.90%      9.67       18.57      48,215       575,430    29.03%       29.23%      1.40%
            2003                 0.75%    0.90%      7.48       11.85      44,436       405,339    34.68%       34.88%      2.24%

NB AMT MID-CAP GROWTH
            2007                 0.50%    0.90%      8.89       21.95     105,181     1,531,432    21.43%       21.92%      0.00%
            2006                 0.50%    0.90%      7.31       18.05     102,029     1,220,610    13.64%       14.12%      0.00%
            2005                 0.50%    0.90%      6.42       15.86      88,842       910,057    12.72%       13.17%      0.00%
            2004                 0.50%    0.90%      5.69       14.04      61,878       486,230    15.27%       15.44%      0.00%
            2003                 0.75%    0.90%      4.93       11.68      58,924       377,618    26.93%       27.12%      0.00%

NB AMT PARTNERS
            2007                 0.75%    0.90%     15.59       15.59      13,583       212,698     8.52%        8.52%      0.68%
            2006                 0.75%    0.75%     14.36       14.36      11,449       164,439    11.40%       11.40%      0.77%
            2005                 0.75%    0.75%     12.89       12.89      10,593       136,581    17.16%       17.16%      0.83%
            2004                 0.75%    0.75%     11.00       11.00      11,917       131,134    18.09%       18.09%      0.01%
            2003                 0.75%    0.75%      9.32        9.32       9,635        89,786    34.08%       34.08%      0.00%

NB AMT REGENCY
            2007                 0.50%    0.90%     13.10       20.87      20,556       337,644     2.38%        2.79%      0.46%
            2006                 0.50%    0.90%     12.75       20.35      18,274       300,555    10.17%       10.61%      0.44%
            2005                 0.50%    0.90%     13.54       18.45      14,606       224,897    11.00%       11.44%      0.10%
            2004                 0.50%    0.90%     13.95       16.59       5,766        89,495    21.26%       21.45%      0.03%
            2003                 0.75%    0.90%     13.10       13.10       1,351        16,610    34.63%       34.63%      0.00%

PIMCO VIT OPCAP GLOBAL EQUITY
            2007                 0.80%    0.80%     16.40       16.40       8,571       140,550     6.55%        6.55%      0.84%
            2006                 0.80%    0.80%     15.39       15.39       9,826       151,229    20.10%       20.10%      0.81%
            2005                 0.80%    0.80%     12.82       12.82       9,728       124,670     6.18%        6.18%      0.33%
            2004                 0.80%    0.80%     12.07       12.07       8,576       103,509    11.64%       11.64%      0.51%
            2003                 0.80%    0.80%     10.81       10.81       8,283        89,553    30.50%       30.50%      0.66%

PIMCO VIT OPCAP MANAGED
            2007                 0.80%    0.80%     12.72       12.72       4,251        54,060     2.23%        2.23%      2.26%
            2006                 0.80%    0.80%     12.44       12.44       5,559        69,160     8.78%        8.78%      1.67%
            2005                 0.80%    0.80%     11.44       11.44       5,061        57,876     4.44%        4.44%      1.25%
            2004                 0.80%    0.80%     10.95       10.95       5,085        55,679     9.89%        9.89%      1.50%
            2003                 0.80%    0.80%      9.96        9.96       5,658        56,381    20.78%       20.78%      1.81%

                                MINIMUM  MAXIMUM    MINIMUM    MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT   FEE       FEE        UNIT      UNIT        UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)    VALUE(3)   VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)   RETURN(4)  RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH & INCOME CLASS IB
            2007                 0.75%    0.90%     $13.10     $15.85       2,611      $34,478      -6.88%     -6.74%      1.30%
            2006                 0.75%    0.90%      14.07      17.00       2,693       38,193      14.87%     15.04%      1.51%
            2005                 0.75%    0.90%      12.25      14.77       2,756       34,023       4.29%      4.44%      1.55%
            2004                 0.75%    0.90%      11.75      14.15       2,838       33,599      10.12%     10.29%      2.14%
            2003                 0.75%    0.90%      10.67      10.72       4,454       49,448      26.24%     26.43%      1.32%

PUTNAM VT HEALTH SCIENCES CLASS IB
            2007                 0.75%    0.90%      11.09      13.80       5,225       63,002      -1.49%     -1.34%      0.78%
            2006                 0.75%    0.90%      11.26      13.99       4,710       57,401       1.87%      2.02%      0.30%
            2005                 0.75%    0.90%      11.05      13.71       4,820       57,189      12.18%     12.35%      0.06%
            2004                 0.75%    0.90%       9.85      12.20       5,041       53,397       6.16%      6.33%      0.16%
            2003                 0.75%    0.90%       9.28      11.18       3,357       33,328      17.32%     17.51%      0.52%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                        AGGREGATE   AGGREGATE
                                                         COST OF    PROCEEDS
SUBACCOUNT                                              PURCHASES  FROM SALES
-----------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $  154,363  $  133,221
AIM V.I. Core Equity                                      212,878     189,539
AIM V.I. Diversified Income                                22,982      20,032
AIM V.I. International Growth                              30,199      29,552
ABVPSF Global Technology Class A                          127,536      28,527
ABVPSF Growth and Income Class A                          229,999      53,806
ABVPSF International Value Class A                        245,937      46,212
ABVPSF Large Cap Growth Class A                            32,267      19,892
ABVPSF Small/Mid Cap Value Class A                        115,137      33,175
American Century VP Inflation Protection                  167,751      58,926
American Funds Global Growth Class 2                      401,132      69,742
American Funds Global Small Capitalization Class 2        537,155     221,456
American Funds Growth Class 2                           1,932,036     570,747
American Funds Growth-Income Class 2                    1,525,295     369,526
American Funds International Class 2                      878,128     300,584
Delaware VIPT Capital Reserves                              1,905       2,401
Delaware VIPT Diversified Income                          300,467      84,260
Delaware VIPT Emerging Markets                            507,782     294,911
Delaware VIPT High Yield                                  256,285      94,409
Delaware VIPT REIT                                        618,195     262,875
Delaware VIPT Small Cap Value                             465,172     287,507
Delaware VIPT Trend                                       212,784     102,322
Delaware VIPT U.S. Growth                                  15,829      13,520
Delaware VIPT Value                                       251,039     152,936
DWS VIP Equity 500 Index                                  393,338     238,984
DWS VIP Small Cap Index                                   170,819      65,687
Fidelity VIP Asset Manager                                 27,557      15,510
Fidelity VIP Contrafund Service Class                     721,179     263,844
Fidelity VIP Equity-Income                                129,911     269,581
Fidelity VIP Equity-Income Service Class                   93,691      57,843
Fidelity VIP Growth Service Class                         116,909     126,040
Fidelity VIP Growth Opportunities Service Class             9,015       7,716
Fidelity VIP High Income Service Class                     17,771      10,954
Fidelity VIP Investment Grade Bond                         48,070     123,366
Fidelity VIP Mid Cap Service Class                        172,602      49,795
Fidelity VIP Overseas Service Class                        74,243      74,250
FTVIPT Franklin Income Securities                         121,301      17,900
FTVIPT Franklin Small-Mid Cap Growth Securities           133,415      56,565
FTVIPT Mutual Shares Securities                           181,906      22,994
FTVIPT Templeton Foreign Securities                        83,918      36,125
FTVIPT Templeton Foreign Securities Class 2                17,730      17,424
FTVIPT Templeton Global Asset Allocation                   28,406       5,341
FTVIPT Templeton Global Income Securities                 143,222      26,779
FTVIPT Templeton Growth Securities                        184,317     145,739
FTVIPT Templeton Growth Securities Class 2                 21,409       9,179
Janus Aspen Series Balanced                                57,266      45,549
Janus Aspen Series Balanced Service Shares                 40,300      52,217
Janus Aspen Series Global Technology Service Shares         2,804       3,244
Janus Aspen Series Mid Cap Growth Service Shares           23,957      14,008
Janus Aspen Series Worldwide Growth                        42,999      47,475
Janus Aspen Series Worldwide Growth Service Shares          9,182       7,762
Lincoln VIPT Baron Growth Opportunities                    11,511         394
Lincoln VIPT Baron Growth Opportunities Service Class      89,799      30,428
Lincoln VIPT Cohen & Steers Global Real Estate             41,119         560
Lincoln VIPT Core                                             240       1,346
Lincoln VIPT Delaware Bond                                622,690     236,233
Lincoln VIPT Delaware Growth and Income                    38,110       1,815
Lincoln VIPT Delaware Social Awareness                     25,880      15,968
Lincoln VIPT FI Equity-Income                              69,212      15,460
Lincoln VIPT Growth Opportunities                           1,098      11,711

                                                        AGGREGATE   AGGREGATE
                                                         COST OF    PROCEEDS
SUBACCOUNT                                              PURCHASES  FROM SALES
-----------------------------------------------------------------------------
Lincoln VIPT Janus Capital Appreciation                $   17,156  $   12,294
Lincoln VIPT Marsico International Growth                  26,458       8,141
Lincoln VIPT MFS Value                                     44,814      21,201
Lincoln VIPT Mid-Cap Growth                                47,498       4,587
Lincoln VIPT Mid-Cap Value                                 55,611      29,872
Lincoln VIPT Mondrian International Value                 278,176      96,953
Lincoln VIPT Money Market                               7,187,411   7,277,845
Lincoln VIPT S&P 500 Index                                210,423      34,745
Lincoln VIPT Small-Cap Index                               76,499      21,124
Lincoln VIPT T. Rowe Price Growth Stock                    52,230       8,756
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth       65,771       7,657
Lincoln VIPT Templeton Growth                              37,914         305
Lincoln VIPT UBS Global Asset Allocation                  107,588      38,193
Lincoln VIPT Value Opportunities                           11,375          43
Lincoln VIPT Wilshire 2040 Profile                            340         363
Lincoln VIPT Wilshire Aggressive Profile                  220,555      52,420
Lincoln VIPT Wilshire Conservative Profile                  3,417      45,416
Lincoln VIPT Wilshire Moderate Profile                    265,935     101,386
Lincoln VIPT Wilshire Moderately Aggressive Profile     1,314,061     181,913
M Fund Brandes International Equity                           616          43
MFS VIT Core Equity                                         1,444       2,794
MFS VIT Emerging Growth                                    84,906      71,895
MFS VIT Total Return                                      277,134     329,445
MFS VIT Utilities                                         409,491     164,100
NB AMT Mid-Cap Growth                                     195,428     167,878
NB AMT Partners                                            65,023      12,509
NB AMT Regency                                             93,987      57,074
PIMCO VIT OPCAP Global Equity                              43,635      28,601
PIMCO VIT OPCAP Managed                                    19,633      30,708
Putnam VT Growth & Income Class IB                          6,375       1,740
Putnam VT Health Sciences Class IB                         10,561       4,021

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                                  NET
                                                        SHARES   ASSET  FAIR VALUE
SUBACCOUNT                                              OWNED    VALUE   OF SHARES  COST OF SHARES
--------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                           53,045  $29.37  $1,557,932    $1,383,200
AIM V.I. Core Equity                                    70,893   29.11   2,063,708     1,805,557
AIM V.I. Diversified Income                             33,193    7.80     258,904       296,184
AIM V.I. International Growth                           15,569   33.63     523,601       343,967
ABVPSF Global Technology Class A                         9,565   20.71     198,097       164,530
ABVPSF Growth and Income Class A                        25,352   26.82     679,941       608,096
ABVPSF International Value Class A                      10,105   25.14     254,030       253,813
ABVPSF Large Cap Growth Class A                          4,501   30.61     137,773       102,062
ABVPSF Small/Mid Cap Value Class A                      23,347   17.11     399,473       376,620
American Century VP Inflation Protection                47,414   10.55     500,220       485,474
American Funds Global Growth Class 2                    24,289   25.00     607,218       544,681
American Funds Global Small Capitalization Class 2      46,890   26.95   1,263,684     1,054,510
American Funds Growth Class 2                           72,286   66.72   4,822,943     4,034,186
American Funds Growth-Income Class 2                    93,232   42.26   3,939,995     3,547,050
American Funds International Class 2                    91,190   24.72   2,254,210     1,753,876
Delaware VIPT Capital Reserves                           2,116    9.67      20,460        20,500
Delaware VIPT Diversified Income                        54,869   10.22     560,759       529,963
Delaware VIPT Emerging Markets                          63,667   27.84   1,772,491     1,165,935
Delaware VIPT High Yield                               120,210    5.95     715,252       693,836
Delaware VIPT REIT                                      56,192   15.83     889,526     1,000,950

                                                                  NET
                                                        SHARES   ASSET  FAIR VALUE
SUBACCOUNT                                              OWNED    VALUE   OF SHARES  COST OF SHARES
--------------------------------------------------------------------------------------------------
Delaware VIPT Small Cap Value                           48,320  $28.65  $1,384,365    $1,302,143
Delaware VIPT Trend                                     24,052   38.50     925,995       710,095
Delaware VIPT U.S. Growth                               13,730    8.96     123,020        96,596
Delaware VIPT Value                                     25,923   21.44     555,791       515,878
DWS VIP Equity 500 Index                               181,723   15.53   2,822,165     2,256,774
DWS VIP Small Cap Index                                 60,845   14.71     895,026       824,534
Fidelity VIP Asset Manager                              17,813   16.57     295,153       261,577
Fidelity VIP Contrafund Service Class                   64,671   27.80   1,797,856     1,759,136
Fidelity VIP Equity-Income                              25,426   23.91     607,928       605,119
Fidelity VIP Equity-Income Service Class                16,026   23.82     381,742       366,857
Fidelity VIP Growth Service Class                       12,198   44.99     548,805       393,529
Fidelity VIP Growth Opportunities Service Class          3,247   22.32      72,482        52,161
Fidelity VIP High Income Service Class                  14,316    5.95      85,180        90,052
Fidelity VIP Investment Grade Bond                      22,216   12.76     283,480       282,638
Fidelity VIP Mid Cap Service Class                       7,139   35.98     256,869       243,687
Fidelity VIP Overseas Service Class                      8,370   25.22     211,102       155,634
FTVIPT Franklin Income Securities                        8,095   17.63     142,713       145,400
FTVIPT Franklin Small-Mid Cap Growth Securities         17,753   23.39     415,247       353,169
FTVIPT Mutual Shares Securities                          9,776   20.42     199,626       204,886
FTVIPT Templeton Foreign Securities                     18,232   20.58     375,223       279,710
FTVIPT Templeton Foreign Securities Class 2              6,486   20.25     131,345        88,347
FTVIPT Templeton Global Asset Allocation                 3,609   14.75      53,236        61,162
FTVIPT Templeton Global Income Securities               21,150   17.00     359,556       328,974
FTVIPT Templeton Growth Securities                      24,203   15.68     379,509       340,887
FTVIPT Templeton Growth Securities Class 2               4,602   15.44      71,052        61,057
Janus Aspen Series Balanced                             11,216   30.05     337,055       276,266
Janus Aspen Series Balanced Service Shares               9,427   31.08     292,987       232,164
Janus Aspen Series Global Technology Service Shares      6,830    5.18      35,381        26,237
Janus Aspen Series Mid Cap Growth Service Shares         3,988   38.95     155,347       103,683
Janus Aspen Series Worldwide Growth                     12,007   35.33     424,194       329,915
Janus Aspen Series Worldwide Growth Service Shares       2,244   35.03      78,608        58,517
Lincoln VIPT Baron Growth Opportunities                    360   29.99      10,805        11,119
Lincoln VIPT Baron Growth Opportunities Service Class    6,801   29.94     203,638       174,829
Lincoln VIPT Cohen & Steers Global Real Estate           4,228    8.05      34,042        40,506
Lincoln VIPT Delaware Bond                             178,412   12.68   2,261,907     2,286,050
Lincoln VIPT Delaware Growth and Income                  1,140   36.86      42,002        42,486
Lincoln VIPT Delaware Social Awareness                   2,004   36.65      73,446        64,091
Lincoln VIPT FI Equity-Income                            8,231   16.97     139,673       139,664
Lincoln VIPT Janus Capital Appreciation                  1,969   24.17      47,600        37,516
Lincoln VIPT Marsico International Growth                  999   18.07      18,045        18,247
Lincoln VIPT MFS Value                                     888   26.42      23,469        23,072
Lincoln VIPT Mid-Cap Growth                              3,214   14.13      45,391        43,176
Lincoln VIPT Mid-Cap Value                               1,620   14.66      23,744        24,940
Lincoln VIPT Mondrian International Value               23,033   24.16     556,557       469,643
Lincoln VIPT Money Market                              443,658   10.00   4,436,581     4,436,581
Lincoln VIPT S&P 500 Index                              16,863   10.32     173,990       176,116
Lincoln VIPT Small-Cap Index                             2,859   19.10      54,598        55,068
Lincoln VIPT T. Rowe Price Growth Stock                  2,426   18.32      44,427        43,790
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth     5,832   13.44      78,354        70,541
Lincoln VIPT Templeton Growth                            1,125   33.23      37,403        37,610
Lincoln VIPT UBS Global Asset Allocation                12,090   15.59     188,464       177,573
Lincoln VIPT Value Opportunities                           773   14.66      11,334        11,332
Lincoln VIPT Wilshire Aggressive Profile                19,778   14.28     282,456       265,953
Lincoln VIPT Wilshire Conservative Profile               6,456   12.01      77,514        72,921
Lincoln VIPT Wilshire Moderate Profile                  42,321   12.93     547,039       504,766
Lincoln VIPT Wilshire Moderately Aggressive Profile    111,900   13.39   1,497,898     1,444,197
M Fund Brandes International Equity                         77   18.45       1,419         1,454
MFS VIT Core Equity                                      1,360   17.18      23,365        17,400
MFS VIT Emerging Growth                                 27,881   25.01     697,307       536,221
MFS VIT Total Return                                    56,294   21.68   1,220,446     1,121,700
MFS VIT Utilities                                       40,113   34.48   1,383,090       908,707

                                                                  NET
                                                        SHARES   ASSET  FAIR VALUE
SUBACCOUNT                                              OWNED    VALUE   OF SHARES  COST OF SHARES
--------------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth                                   53,673  $28.50  $1,529,677    $1,008,627
NB AMT Partners                                         10,241   20.77     212,712       189,423
NB AMT Regency                                          20,650   16.23     335,149       309,105
PIMCO VIT OPCAP Global Equity                            9,432   14.81     139,686       137,591
PIMCO VIT OPCAP Managed                                  1,396   38.73      54,064        54,590
Putnam VT Growth & Income Class IB                       1,491   23.12      34,480        30,871
Putnam VT Health Sciences Class IB                       4,693   13.41      62,939        54,896

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                        UNITS     UNITS   NET INCREASE
SUBACCOUNT                                              ISSUED  REDEEMED   (DECREASE)
--------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                           21,757   (17,317)      4,440
AIM V.I. Core Equity                                    26,089   (23,995)      2,094
AIM V.I. Diversified Income                                683    (1,823)     (1,140)
AIM V.I. International Growth                            1,467    (1,467)         --
ABVPSF Global Technology Class A                         9,102    (1,255)      7,847
ABVPSF Growth and Income Class A                        14,771    (3,744)     11,027
ABVPSF International Value Class A                      17,655    (2,914)     14,741
ABVPSF Large Cap Growth Class A                          2,771    (1,579)      1,192
ABVPSF Small/Mid Cap Value Class A                       5,599    (1,927)      3,672
American Century VP Inflation Protection                14,599    (5,684)      8,915
American Funds Global Growth Class 2                    23,076    (3,463)     19,613
American Funds Global Small Capitalization Class 2      22,172    (9,700)     12,472
American Funds Growth Class 2                          115,216   (38,897)     76,319
American Funds Growth-Income Class 2                   103,359   (26,626)     76,733
American Funds International Class 2                    45,345   (14,961)     30,384
Delaware VIPT Capital Reserves                             105      (230)       (125)
Delaware VIPT Diversified Income                        24,612    (7,340)     17,272
Delaware VIPT Emerging Markets                          16,056   (11,317)      4,739
Delaware VIPT High Yield                                16,527    (5,975)     10,552
Delaware VIPT REIT                                      25,369   (12,501)     12,868
Delaware VIPT Small Cap Value                           20,276   (13,794)      6,482
Delaware VIPT Trend                                     17,043    (8,468)      8,575
Delaware VIPT U.S. Growth                                1,359      (965)        394
Delaware VIPT Value                                     14,281    (8,615)      5,666
DWS VIP Equity 500 Index                                32,151   (21,417)     10,734
DWS VIP Small Cap Index                                  7,299    (3,957)      3,342
Fidelity VIP Asset Manager                                 440    (1,268)       (828)
Fidelity VIP Contrafund Service Class                   19,160   (16,693)      2,467
Fidelity VIP Equity-Income                               5,303   (17,689)    (12,386)
Fidelity VIP Equity-Income Service Class                 3,531    (3,390)        141
Fidelity VIP Growth Service Class                        8,516    (9,808)     (1,292)
Fidelity VIP Growth Opportunities Service Class          1,096      (906)        190
Fidelity VIP High Income Service Class                   1,122    (1,083)         39
Fidelity VIP Investment Grade Bond                       1,155    (6,973)     (5,818)
Fidelity VIP Mid Cap Service Class                      10,555    (2,917)      7,638
Fidelity VIP Overseas Service Class                      3,624    (3,905)       (281)
FTVIPT Franklin Income Securities                        9,717    (1,223)      8,494
FTVIPT Franklin Small-Mid Cap Growth Securities          7,671    (3,717)      3,954
FTVIPT Mutual Shares Securities                         13,964    (1,030)     12,934
FTVIPT Templeton Foreign Securities                      4,334    (2,425)      1,909
FTVIPT Templeton Foreign Securities Class 2                902    (1,399)       (497)
FTVIPT Templeton Global Asset Allocation                   516      (355)        161
FTVIPT Templeton Global Income Securities               10,755    (1,964)      8,791
FTVIPT Templeton Growth Securities                      10,423    (7,854)      2,569
FTVIPT Templeton Growth Securities Class 2               1,130      (598)        532
Janus Aspen Series Balanced                              4,547    (4,045)        502
Janus Aspen Series Balanced Service Shares               2,391    (3,467)     (1,076)
Janus Aspen Series Global Technology Service Shares        694      (749)        (55)

                                                        UNITS     UNITS   NET INCREASE
SUBACCOUNT                                              ISSUED  REDEEMED   (DECREASE)
--------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth Service Shares         1,250      (704)        546
Janus Aspen Series Worldwide Growth                      6,518    (6,840)       (322)
Janus Aspen Series Worldwide Growth Service Shares         682      (557)        125
Lincoln VIPT Baron Growth Opportunities                    910       (30)        880
Lincoln VIPT Baron Growth Opportunities Service Class    4,452    (1,825)      2,627
Lincoln VIPT Cohen & Steers Global Real Estate           4,181       (69)      4,112
Lincoln VIPT Core                                           21      (113)        (92)
Lincoln VIPT Delaware Bond                              47,822   (19,995)     27,827
Lincoln VIPT Delaware Growth and Income                  2,946      (158)      2,788
Lincoln VIPT Delaware Social Awareness                   1,821    (1,165)        656
Lincoln VIPT FI Equity-Income                            4,745    (1,205)      3,540
Lincoln VIPT Growth Opportunities                           89      (843)       (754)
Lincoln VIPT Janus Capital Appreciation                  1,238    (1,568)       (330)
Lincoln VIPT Marsico International Growth                1,612        (6)      1,606
Lincoln VIPT MFS Value                                   2,435       (36)      2,399
Lincoln VIPT Mid-Cap Growth                              4,532      (415)      4,117
Lincoln VIPT Mid-Cap Value                               5,021    (2,290)      2,731
Lincoln VIPT Mondrian International Value               14,707    (5,091)      9,616
Lincoln VIPT Money Market                              650,469  (668,375)    (17,906)
Lincoln VIPT S&P 500 Index                              17,575    (2,863)     14,712
Lincoln VIPT Small-Cap Index                             6,864      (933)      5,931
Lincoln VIPT T. Rowe Price Growth Stock                  5,302      (849)      4,453
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth     5,004      (534)      4,470
Lincoln VIPT Templeton Growth                            3,830       (39)      3,791
Lincoln VIPT UBS Global Asset Allocation                 7,564    (2,682)      4,882
Lincoln VIPT Value Opportunities                         1,207        (4)      1,203
Lincoln VIPT Wilshire 2040 Profile                          40       (39)          1
Lincoln VIPT Wilshire Aggressive Profile                13,347    (1,737)     11,610
Lincoln VIPT Wilshire Conservative Profile                 161    (3,711)     (3,550)
Lincoln VIPT Wilshire Moderate Profile                  16,134    (3,541)     12,593
Lincoln VIPT Wilshire Moderately Aggressive Profile     94,080   (10,790)     83,290
M Fund Brandes International Equity                         33       (12)         21
MFS VIT Core Equity                                         48      (134)        (86)
MFS VIT Emerging Growth                                 10,517    (9,984)        533
MFS VIT Total Return                                    16,977   (23,378)     (6,401)
MFS VIT Utilities                                       17,225    (7,622)      9,603
NB AMT Mid-Cap Growth                                   14,203   (11,051)      3,152
NB AMT Partners                                          2,960      (826)      2,134
NB AMT Regency                                           5,573    (3,291)      2,282
PIMCO VIT OPCAP Global Equity                              462    (1,717)     (1,255)
PIMCO VIT OPCAP Managed                                    480    (1,788)     (1,308)
Putnam VT Growth & Income Class IB                          23      (105)        (82)
Putnam VT Health Sciences Class IB                         836      (321)        515

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                        UNITS     UNITS   NET INCREASE
SUBACCOUNT                                              ISSUED  REDEEMED   (DECREASE)
--------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          147,203   (30,780)    116,423
AIM V.I. Core Equity                                   238,494   (22,138)    216,356
AIM V.I. Diversified Income                                597    (2,129)     (1,532)
AIM V.I. International Growth                            4,143    (2,814)      1,329
ABVPSF Global Technology Class A                         3,360      (612)      2,748
ABVPSF Growth and Income Class A                         9,693    (3,157)      6,536
ABVPSF International Value Class A                       5,561       (55)      5,506
ABVPSF Large Cap Growth Class A                          1,315      (892)        423
ABVPSF Small/Mid Cap Value Class A                       8,949    (1,089)      7,860
American Century VP Inflation Protection                16,676    (2,036)     14,640
American Funds Global Growth Class 2                     7,138    (2,349)      4,789
American Funds Global Small Capitalization Class 2      33,243    (4,819)     28,424
American Funds Growth Class 2                           88,031   (30,954)     57,077
American Funds Growth-Income Class 2                    83,548   (17,718)     65,830
American Funds International Class 2                    25,489    (8,207)     17,282

                                                        UNITS     UNITS   NET INCREASE
SUBACCOUNT                                              ISSUED  REDEEMED   (DECREASE)
--------------------------------------------------------------------------------------
Lincoln VIPT Baron Growth Opportunities Service Class    2,154    (1,828)        326
Delaware VIPT Capital Reserves                           2,072       (61)      2,011
Delaware VIPT Diversified Income                        20,178    (3,330)     16,848
Delaware VIPT Emerging Markets                          21,022    (7,182)     13,840
Delaware VIPT High Yield                                18,669    (5,400)     13,269
Delaware VIPT REIT                                      16,354    (7,363)      8,991
Delaware VIPT Small Cap Value                           19,169   (10,360)      8,809
Delaware VIPT Trend                                     12,007   (12,021)        (14)
Delaware VIPT U.S. Growth                                1,161      (351)        810
Delaware VIPT Value                                     16,627    (2,412)     14,215
DWS VIP Equity 500 Index                                40,741   (34,996)      5,745
DWS VIP Small Cap Index                                 12,021    (4,471)      7,550
Fidelity VIP Asset Manager                                 485    (1,296)       (811)
Fidelity VIP Contrafund Service Class                   33,350   (10,650)     22,700
Fidelity VIP Equity-Income                               8,235    (6,386)      1,849
Fidelity VIP Equity-Income Service Class                 3,790    (2,368)      1,422
Fidelity VIP Growth Service Class                        8,066    (9,672)     (1,606)
Fidelity VIP Growth Opportunities Service Class          1,518      (782)        736
Fidelity VIP High Income Service Class                   1,313    (1,970)       (657)
Fidelity VIP Investment Grade Bond                       1,510    (2,278)       (768)
Fidelity VIP Mid Cap Service Class                       9,310      (696)      8,614
Fidelity VIP Overseas Service Class                      3,664    (1,394)      2,270
FTVIPT Franklin Income Securities                        3,892      (157)      3,735
FTVIPT Franklin Small-Mid Cap Growth Securities         10,972    (2,127)      8,845
FTVIPT Mutual Shares Securities                          4,282      (165)      4,117
FTVIPT Templeton Foreign Securities                      3,371    (7,065)     (3,694)
FTVIPT Templeton Foreign Securities Class 2              1,863    (3,172)     (1,309)
FTVIPT Templeton Global Asset Allocation                   383      (483)       (100)
FTVIPT Templeton Global Income Securities               20,182      (571)     19,611
FTVIPT Templeton Growth Securities                       6,671    (4,530)      2,141
FTVIPT Templeton Growth Securities Class 2               1,165      (393)        772
Janus Aspen Series Balanced                              6,780    (5,472)      1,308
Janus Aspen Series Balanced Service Shares               2,489    (1,745)        744
Janus Aspen Series Global Technology Service Shares        884    (1,847)       (963)
Janus Aspen Series Mid Cap Growth Service Shares         1,485    (1,286)        199
Janus Aspen Series Worldwide Growth                      7,064    (6,416)        648
Janus Aspen Series Worldwide Growth Service Shares         971    (2,761)     (1,790)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth       858      (161)        697
Lincoln VIPT Wilshire Aggressive Profile                 8,147      (750)      7,397
Lincoln VIPT Delaware Bond                              35,187   (17,524)     17,663
Lincoln VIPT Janus Capital Appreciation                    579    (1,147)       (568)
Lincoln VIPT Wilshire Conservative Profile               9,975      (132)      9,843
Lincoln VIPT Core                                           69       (11)         58
Lincoln VIPT FI Equity-Income                            2,144      (278)      1,866
Lincoln VIPT UBS Global Asset Allocation                 3,611      (414)      3,197
Lincoln VIPT Delaware Growth and Income                    528        (9)        519
Lincoln VIPT Growth Opportunities                          716       (54)        662
Lincoln VIPT Mondrian International Value                8,013    (2,965)      5,048
Lincoln VIPT Wilshire Moderate Profile                  30,064    (1,021)     29,043
Lincoln VIPT Wilshire Moderately Aggressive Profile     25,293    (6,077)     19,216
Lincoln VIPT Money Market                              472,823  (475,126)     (2,303)
Lincoln VIPT Delaware Social Awareness                   2,358    (2,523)       (165)
M Fund Brandes International Equity                         37       (15)         22
MFS VIT Core Equity                                        250       (88)        162
MFS VIT Emerging Growth                                 13,094   (16,190)     (3,096)
MFS VIT Total Return                                    22,745   (13,151)      9,594
MFS VIT Utilities                                       11,653    (8,444)      3,209
NB AMT Mid-Cap Growth                                   20,752    (7,565)     13,187
NB AMT Partners                                          1,455      (599)        856
NB AMT Regency                                           5,428    (1,760)      3,668
PIMCO VIT OPCAP Global Equity                            1,418    (1,320)         98
PIMCO VIT OPCAP Managed                                    830      (332)        498
Putnam VT Growth & Income Class IB                          51      (114)        (63)
Putnam VT Health Sciences Class IB                         918    (1,028)       (110)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York

and

Contract Owners of Lincoln Life & Annuity Flexible Premium Variable Life Account
M

We have audited the accompanying statement of assets and liabilities of Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Flexible Premium Variable Life Account M at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(2)

(2) Not applicable.

(3) (a) Revised and Amended Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York.(4)

     (b) Form of Selling Group Agreement between Lincoln Life & Annuity Company of New York and M Holdings Securities, Inc.(11)

(4) (a) Form of Policy LN693 NY(12), LR521 NY(12), LN695 NY(15)

     (b) Riders.(3)

     (c) Accounting Value Rider - Policy Form LR500 NY(6)

     (d) Change of Insured Rider - Policy Form LR496 NY(6)

     (e) Estate Tax Repeal Rider - Policy Form LR511 NY(9)

     (f) No-Lapse Enhancement Rider - Policy Form LR691 NY(5), LR694 NY(13)

     (g) Form of Overloan Protection Rider - Policy Form LR540(12)

(5) (a) Application - Policy Form B11 NY(5)

     (b) Addendum to Application - Policy Form B30 NY - M(11)

(6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New York.(1)

     (b) Bylaws of Lincoln Life & Annuity Company of New York.(1)

(7) Form of Reinsurance Contracts(17)

(8) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(10)

     (b) American Funds Insurance Series(10)

     (c) American Century Investments Variable Portfolios, Inc.(10)

     (d) Delaware VIP Trust(10)

     (e) DWS Investments VIT Funds(10)

     (f) Fidelity Variable Insurance Products(10)

     (g) Franklin Templeton Variable Insurance Products Trust(10)

     (h) Janus Aspen Series(10)

     (i) Lincoln Variable Insurance Products Trust(10)

     (j) M Fund, Inc.(10)

     (k) MFS Variable Insurance Trust(10)

     (l) Neuberger Berman Advisers Management Trust(10)

(9) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(8)

   (b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(7)

(10) Not applicable.

(11) Opinion and Consent of Robert O. Sheppard, Esquire.

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Independent Registered Public Accounting Firm.

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(16).

___________________________

(1) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

(2) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-42507) filed on July 2, 1998.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File 333-93875) filed on April 27, 2000.

(5) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-112972) filed on February 20, 2004.

(6) Incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 (File No. 333-42507) filed on April 20, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

(8) Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(9) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-52194) filed on November 13, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

(11) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-115839) filed on May 25, 2004.

(12) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

(13) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-112972) filed on April 12, 2005.

(14) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (File No. 333-92298) filed on January 27, 2006.

(15) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-115839) filed on April 15, 2005.

(16) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(17) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   ------------------------------------------------------------
J. Patrick Barrett                 Director
4605 Watergap
Manlius, NY 13104
Michael J. Burns****               Senior Vice President
Charles C. Cornelio*****           Senior Vice President and Director
Frederick J. Crawford***           Senior Vice President, Chief Financial Officer and Director
Robert W. Dineen                   Director
2005 Market Street, 34th Floor
Philadelphia, PA 19103
Christine S. Frederick****         Second Vice President and Chief Compliance Officer
Dennis R. Glass***                 President, Chief Executive Officer and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen*****                 Senior Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Dennis L. Schoff***                Director
Robert O. Sheppard*                Second Vice President and General Counsel
Michael S. Smith**                 Assistant Vice President and Director
Rise C. M. Taylor**                Vice President and Treasurer
Westley V. Thompson****            Director
C. Suzanne Womack***               Second Vice President and Secretary

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 1300 South Clinton Street, Fort Wayne, IN 46801

    *** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

**** Principal business address is 350 Church Street, Hartford, CT 06103

*****     Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (16)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account L; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life; LLANY Separate Account S for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Patrick J. Caulfield***     Vice President and Chief Compliance Officer
Frederick J. Crawford*      Director
Daniel P. Hickey***         Vice President
Randall J. Freitag*         Vice President and Treasurer
Dennis R. Glass*            Director
David M. Kittredge*         Senior Vice President
Terrence Mullen*            President, Chief Executive Officer and Director
Linda Woodward**            Secretary
Keith J. Ryan**             Vice President and Chief Financial Officer

      * Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

   ** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

*** Principal business address is 350 Church Street, Hartford, CT 06103

     (c) N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                          SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment Number 2 to the Registration Statement (File No.: 333-141767; 811-08559; CIK: 0001051629) on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut, on the 17th day of April, 2008. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

               LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M (REGISTRANT)



               By:   /s/ Christine S. Frederick
                  ----------------------------------
                  Christine S. Frederick
                  Second Vice President and Chief Compliance Officer Lincoln Life & Annuity Company of New York




               LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
               (DEPOSITOR)



               By:   /s/ Christine S. Frederick
                  ----------------------------------
                  Christine S. Frederick
                  Second Vice President and Chief Compliance Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 2 to the Registration Statement on Form N-6 (File No.: 333-141767; 811-08559; CIK: 0001051629) has been signed below on
April 17, 2008 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                                  TITLE
---------                                                  -----
/s/ Dennis R. Glass          *
------------------------------                             President and Director
Dennis R. Glass                                            (Principal Executive Officer)

/s/ Frederick J. Crawford    *
------------------------------                             Senior Vice President, Chief Financial Officer and Director
Frederick J. Crawford                                      (Principal Financial Officer)

/s/ Michael J. Burns         *
------------------------------                             Senior Vice President
Michael J. Burns

/s/ Charles C. Cornelio      *
------------------------------                             Senior Vice President and Director
Charles C. Cornelio

/s/ Mark E. Konen            *
------------------------------                             Senior Vice President and Director
Mark E. Konen

/s/ Michael S. Smith         *
------------------------------                             Assistant Vice President and Director
Michael S. Smith

/s/ J. Patrick Barrett       *
------------------------------                             Director
J. Patrick Barrett

/s/ Robert W. Dineen         *
------------------------------                             Director
Robert W. Dineen

/s/ George W. Henderson, III *
------------------------------                             Director
George W. Henderson, III

/s/ M. Leanne Lachman        *
------------------------------                             Director
M. Leanne Lachman

/s/ Louis G. Marcoccia       *
------------------------------                             Director
Louis G. Marcoccia

/s/ Patrick S. Pittard       *
------------------------------                             Director
Patrick S. Pittard

/s/ Dennis L. Schoff         *
------------------------------                             Director
Dennis L. Schoff

/s/ Westley V. Thompson      *
------------------------------                             Director
Westley V. Thompson

        /s/ Christine S. Frederick
*By:  ------------------------------
      Christine S. Frederick
      Attorney-in-Fact, pursuant to a Power-
      of-Attorney filed with this Registration
      Statement

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Kelly D. Clevenger, Christine S. Frederick, Robert L. Grubka, Brian A. Kroll, Lawrence A. Samplatsky, Rise C. M. Taylor and Frederick C. Tedeschi, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:
VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
------------------------------------------
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-141788; 333-141779; 333-141767; 333-141771; 333-141775; 333-141782; 333-141785;
333-141789; 333-141790; 333-148917
LLANY Separate Account R for Flexible Premium
Variable Life: 333-141768; 333-141772; 333-141776; 333-141780; 333-141784;
333-141786; 333-149053
LLANY Separate Account S for Flexible Premium Variable Life: 333-141777; 333-141773; 333-141769
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-141770; 333-141774; 333-141778; 333-141783; 333-141781; 333-141787
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 33-77496 VARIABLE ANNUITY SEPARATE ACCOUNTS:
-----------------------------------
Lincoln Life & Annuity Variable Annuity Account H: 333-141756; 333-141758; 333-141761; 333-141754; 333-141763; 333-141766; 333-147675; 333-148207;
333-147710
Lincoln Life & Annuity Variable Annuity Account L: 333-141755
Lincoln New York Account N for Variable Annuities: 333-141752; 333-141757; 333-141759; 333-141760; 333-141765; 333-141762; 333-145531; 333-148208;
333-147673; 333-147711

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

SIGNATURE                                            TITLE

/s/ Dennis R. Glass
------------------------------              President and Director
Dennis R. Glass                             (Principal Executive Officer)

/s/ Frederick J. Crawford
------------------------------              Senior Vice President, Chief Financial Officer and Director
Frederick J. Crawford                       (Principal Financial Officer)

/s/ Michael J. Burns
------------------------------              Senior Vice President
Michael J. Burns

/s/ Charles C. Cornelio
------------------------------              Senior Vice President and Director
Charles C. Cornelio

/s/ Mark E. Konen
------------------------------              Senior Vice President and Director
Mark E. Konen

/s/ Michael S. Smith
------------------------------              Assistant Vice President and Director
Michael S. Smith

/s/ J. Patrick Barrett
------------------------------              Director
J. Patrick Barrett

/s/ Robert W. Dineen
------------------------------              Director
Robert W. Dineen

/s/ George W. Henderson, III
------------------------------              Director
George W. Henderson, III

/s/ M. Leanne Lachman
------------------------------              Director
M. Leanne Lachman

/s/ Louis G. Marcoccia
------------------------------              Director
Louis G. Marcoccia

/s/ Patrick S. Pittard
------------------------------              Director
Patrick S. Pittard

/s/ Dennis L. Schoff
------------------------------              Director
Dennis L. Schoff

/s/ Westley V. Thompson
------------------------------              Director
Westley V. Thompson



Version: February 11, 2008